UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05159
                                                    ----------

                               RS Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                388 Market Street
                             San Francisco, CA 94111
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Terry R. Otton
                               c/o RS Investments
                                388 Market Street
                             San Francisco, CA 94111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


        Registrant's telephone number, including area code: 800-766-3863
                                                           -------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2005
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                               [GRAPHIC OMITTED]

RS INVESTMENT TRUST
2005 ANNUAL REPORT

GROWTH

RS DIVERSIFIED GROWTH FUND
RS EMERGING GROWTH FUND
RS GROWTH FUND
THE INFORMATION AGE FUND(R)
RS INTERNET AGE FUND(R)
RS MIDCAP OPPORTUNITIES FUND
RS SMALLER COMPANY GROWTH FUND

VALUE

RS GLOBAL NATURAL RESOURCES FUND
RS INVESTORS FUND
RS PARTNERS FUND
RS VALUE FUND

                                                                RS | INVESTMENTS

RS FUNDS
PHONE: 1-800-766-FUND (3863)
WEB: WWW.RSINVESTMENTS.COM
E-MAIL: FUNDS@RSINVESTMENTS.COM

24-HOUR ACCOUNT ACCESS
PHONE: 1-800-624-8025
WEB: ENTER MY ACCOUNT ON THE RS INVESTMENTS WEB SITE

PERFORMANCE UPDATE
As of 12/31/05

                                                                                                                        Annualized
                                                                             1-Year      3-Year      5-Year     10-Year     Return
                                                          Ticker  Inception   Total  Annualized  Annualized  Annualized      Since
  RS GROWTH FUNDS                                         Symbol       Date  Return      Return      Return      Return  Inception
  RS Diversified Growth Fund                               RSDGX     8/1/96  -1.59%      16.40%      -0.44%          --     13.67%

  RS Emerging Growth Fund                                  RSEGX   11/30/87   0.68%      19.38%      -5.84%      11.20%     15.78%

  RS Growth Fund                                           RSGRX    5/12/92  11.32%      21.59%       0.72%       6.96%     11.84%

  The Information Age Fund(R)                              RSIFX   11/15/95   2.06%      29.38%      -2.60%      10.17%      9.25%

  RS Internet Age Fund(R)                                  RIAFX    12/1/99   7.93%      33.38%       3.51%          --     -4.08%

  RS MidCap Opportunities Fund                             RSMOX    7/12/95   9.52%      22.26%       2.95%      11.12%     11.83%

  RS Smaller Company Growth Fund                           RSSGX    8/15/96   6.74%      25.61%       5.51%          --     12.63%

  RS VALUE FUNDS

  RS Global Natural Resources Fund                         RSNRX   11/15/95  42.23%      39.55%      26.19%      14.22%     14.15%

  RS Investors Fund                                        RSINX   11/15/05      --          --          --          --      4.40% 1

  RS Partners Fund 2                                       RSPFX    7/12/95  11.94%      34.70%      23.63%      17.06%     16.65%

  RS Value Fund                                            RSVAX    6/30/93  11.67%      33.83%      17.39%       6.98%      8.31%

1 RS INVESTORS FUND'S "since inception" return is not annualized and represents actual total return. (Inception date: 11/15/05.)

2 RS PARTNERS FUND is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See "Other Information About Purchasing Shares" on page 42 of the Prospectus.

      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

      Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

      THIS REPORT MAY BE USED ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND
      EXPENSES OF THE RS FUNDS BEFORE MAKING AN INVESTMENT DECISION. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION - PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY. EXCEPT AS NOTED, NUMBERS ARE UNAUDITED.

      PFPC Distributors, Inc. distributor, 760 Moore Road, King of Prussia, PA 19406

TABLE OF CONTENTS

RS INVESTMENTS OVERVIEW

  HIGHLIGHTS ..................................................     2
  CHAIRMAN'S LETTER ...........................................     4
  PORTFOLIO MANAGER BIOGRAPHIES ...............................     6

RS GROWTH FUNDS

  RS DIVERSIFIED GROWTH FUND ..................................     9
  RS EMERGING GROWTH FUND .....................................    15
  RS GROWTH FUND ..............................................    23
  THE INFORMATION AGE FUND(R) .................................    29
  RS INTERNET AGE FUND(R) .....................................    35
  RS MIDCAP OPPORTUNITIES FUND ................................    41
  RS SMALLER COMPANY GROWTH FUND ..............................    47

RS VALUE FUNDS

  RS GLOBAL NATURAL RESOURCES FUND ............................    53
  RS INVESTORS FUND ...........................................    61
  RS PARTNERS FUND+ ...........................................    69
  RS VALUE FUND ...............................................    79

UNDERSTANDING YOUR FUND'S EXPENSES ............................    88

FINANCIAL INFORMATION

  SCHEDULES OF INVESTMENTS ....................................    90
  STATEMENT OF ASSETS AND LIABILITIES .........................   112
  STATEMENT OF OPERATIONS .....................................   114
  STATEMENT OF CHANGES IN NET ASSETS ..........................   116
  FINANCIAL HIGHLIGHTS ........................................   120
  NOTES TO FINANCIAL STATEMENTS ...............................   124

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .....   132
  TAX DESIGNATION .............................................   133
  SUPPLEMENTAL INFORMATION ....................................   134

ADMINISTRATION ................................................   142

RS INVESTMENTS' SENIOR MANAGEMENT BIOGRAPHIES .................   143

INVESTING WITH RS .............................................   144

+ RS PARTNERS FUND is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See "Other Information About Purchasing Shares" on page 42 of the Prospectus.

HIGHLIGHTS

                               [GRAPHIC OMITTED]

RS FUNDS RECEIVE FOUR- AND FIVE-STAR OVERALL MORNINGSTAR RATINGS(TM) 1 The RS Funds noted in the chart below received Overall Morningstar Ratings(TM) of four or five stars from Morningstar, a proprietary research firm, as of December 31, 2005. Ratings are based on risk-adjusted returns. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics.

FOUR- AND FIVE-STAR OVERALL MORNINGSTAR RATINGS(TM)
As of 12/31/05

RS Fund                                           Overall Morningstar Rating(TM)

RS PARTNERS FUND                                                      * * * * *
  (out of 443 small blend funds)
  It also received five stars for the 10-year period out of 100 funds.

RS GLOBAL NATURAL RESOURCES FUND                                        * * * *
  (out of 93 specialty-natural resources funds)
  It also received three stars for the 10-year period out of 37 funds.

RS GROWTH FUND                                                          * * * *
  (out of 1,353 large growth funds)
  It also received three stars for the 10-year period out of 370 funds.

THE INFORMATION AGE FUND(R)                                             * * * *
  (out of 292 specialty-technology funds)
  It also received three stars for the 10-year period out of 34 funds.

RS INTERNET AGE FUND(R)                                                 * * * *
  (out of 292 specialty-technology funds)

RS MIDCAP OPPORTUNITIES FUND                                            * * * *
  (out of 803 mid-cap growth funds)
  It also received three stars for the
  five-year period out of 613 funds.

                               [GRAPHIC OMITTED]

TOP DECILE AND QUARTILE RS FUNDS 2 The following RS Funds were ranked in the top decile or quartile of their peer groups by Lipper for the one-, three-, and five-year periods ended December 31, 2005. Rankings are based on total return.

ONE-YEAR RANKINGS
As of 12/31/05

                                                                    Top Quartile

RS Fund

RS PARTNERS FUND                                                               X
  (number 77 out of 634 funds in the
  small-cap core funds category) It
  also ranked number 7 out of 107 for
  the 10-year period.

THREE-YEAR RANKINGS
As of 12/31/05

                                                            Top Decile

RS Fund

THE INFORMATION AGE FUND(R)                                          X
  (number 17 out of 263 funds in the
  science and technology funds
  category) It also ranked number 207
  out of 284 funds for the one-year
  period and 5 out of 26 for the
  10-year period.

RS INTERNET AGE FUND(R)                                              X
  (number 11 out of 263 funds in the
  science and technology funds
  category) It also ranked number 87
  out of 284 funds for the one-year
  period.

RS SMALLER COMPANY GROWTH FUND                                       X
  (number 24 out of 447 funds in the
  small-cap growth funds category) It
  also ranked number 193 out of 523
  funds for the one-year period.

RS PARTNERS FUND                                                     X
  (number 9 out of 503 funds in the
  small-cap core funds category)

RS VALUE FUND                                                        X
  (number 6 out of 209 funds in the
  mid-cap value funds category) It
  also ranked number 74 out of 250
  funds for the one-year period and
  46 out of 47 for the 10-year
  period.


2 | CALL 1-800-766-FUND

                               [GRAPHIC OMITTED]

THREE-YEAR RANKINGS
As of 12/31/05 (Continued)

                                                          Top Quartile

RS Fund

RS GLOBAL NATURAL RESOURCES FUND                                     X
  (number 8 out of 74 funds in the
  natural resources funds category) It
  also ranked number 51 out of 96
  funds for the one-year period and 14
  out of 29 funds for the 10-year
  period.

RS GROWTH FUND                                                       X
  (number 57 out of 358 funds in the
  multi-cap growth funds category) It
  also ranked number 132 out of 409
  funds for the one-year period and 44
  out of 89 funds for the 10-year
  period.

RS MIDCAP OPPORTUNITIES FUND                                         X
  (number 62 out of 458 funds in the
  mid-cap growth funds category) It
  also ranked number 315 out of 553
  funds for the one-year period and 18
  out of 126 for the 10-year period.

FIVE-YEAR RANKINGS
As of 12/31/05

                                             Top Decile   Top Quartile

RS Fund

RS GLOBAL NATURAL RESOURCES FUND                      X
  (number 6 out of 60 funds in the
  natural resources funds category)

RS INTERNET AGE FUND(R)                               X
  (number 5 out of 221 funds in the
  science and technology funds
  category)

RS PARTNERS FUND                                      X
  (number 3 out of 370 funds in the
  small-cap core funds category)

RS VALUE FUND                                         X
  (number 8 out of 118 funds in the
  mid-cap value funds category)

RS GROWTH FUND                                                       X
  (number 69 out of 279 funds in the
  multi-cap growth funds category)

THE INFORMATION AGE FUND(R)                                          X
  (number 28 out of 221 funds in the
  science and technology funds
  category)

RS MIDCAP OPPORTUNITIES FUND                                         X
  (number 73 out of 348 funds in the
  mid-cap growth funds category)

RS SMALLER COMPANY GROWTH FUND                                       X
  (number 68 out of 350 funds in the
  small-cap growth funds category)

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1 (C) 2005 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

      For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
      Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics.

      The RS Growth Fund was rated against the following numbers of U.S.-domiciled Large Growth funds over the following time periods: 1,353 funds in the last three years, 1,065 funds in the last five years, and 370 funds in the last 10 years. With respect to these Large Growth funds, RS Growth Fund received a Morningstar Rating of 5 stars, 4 stars, and 3 stars for the three-, five-, and 10-year periods, respectively. The Information Age Fund(R) was rated against the following numbers of U.S.-domiciled Specialty-Technology funds over the following time periods: 292 funds in the last three years, 248 funds in the last five years, and 34 funds in the last 10 years. With respect to these Specialty-Technology funds, The Information Age Fund(R) received a Morningstar Rating of 4 stars, 4 stars, and 3 stars for the three-, five-, and 10-year periods, respectively. RS Internet Age Fund(R) was rated against the following numbers of U.S.-domiciled Specialty-Technology funds over the following time periods:
      292 funds in the last three years and 248 funds in the last five years. With respect to these Specialty-Technology funds, RS Internet Age Fund(R) received a Morningstar Rating of 5 stars and 4 stars for the three- and five-year periods, respectively. RS MidCap Opportunities Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Growth funds over the following time periods: 803 funds in the last three years, 613 funds in the last five years, and 215 funds in the last 10 years. With respect to these Mid-Cap Growth funds, RS MidCap Opportunities Fund received a Morningstar Rating of 4 stars, 3 stars, and 4 stars for the three-, five-, and 10-year periods, respectively. RS Global Natural Resources Fund was rated against the following numbers of U.S.-domiciled Specialty - Natural Resources funds over the following time periods: 93 funds in the last three years, 72 funds in the last five years, and 37 in the last 10 years. With respect to these Specialty - Natural Resources funds, RS Global Natural Resources Fund received a Morningstar Rating of 5 stars, 5 stars, and 3 stars for the three-, five-, and 10-year periods, respectively. RS Partners Fund was rated against the following numbers of U.S.-domiciled Small Blend funds over the following time periods: 443 funds in the last three years, 337 funds in the last five years, and 100 funds in the last 10 years. With respect to these Small Blend funds, RS Partners Fund received a Morningstar Rating of 5 stars for the three-, five-, and 10-year periods. Past performance is no guarantee of future results.

2 (C) 2005 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company ("Lipper Content"). All such information is protected by copyright: (C) 2005 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com.

      Market volatility can affect short-term performance.  Favorable ratings do
      not    necessarily    indicate    positive    returns.     Please    visit
      www.RSinvestments.com for more information on the RS Funds.

                                                       WWW.RSINVESTMENTS.COM | 3

CHAIRMAN'S LETTER

[PHOTO OMITTED]

G. RANDY HECHT
CHAIRMAN, RS INVESTMENTS

Dear Fellow Shareholders,

2005 was a year of progress for RS Investments as we continually strive to enhance our investment organization and capabilities to better serve our investors. On the investment side, we added an experienced analyst to the Growth Team and an experienced analyst to the Value Team. At RS we believe that you are only as good as the people you surround yourself with, and we believe that these individuals bring exceptional talent to their respective groups.

Our RS Fund investment results have been good. At the end of the year, six of our 11 Funds received overall Morningstar Ratings(TM) 1 of four- or five-stars. Eight of our Funds were in the top quartile of their peer groups based on total return as rated by Lipper 1 for both the three- and five-year periods as of 12/31/05, including all of our Value Funds that were eligible for Lipper ratings during the periods. While our aggressive growth funds have been out of style as growth stocks' price-to-earnings (P/E) multiples have contracted, our growth fund managers are looking forward to a better environment for growth stocks in 2006.

2005 was a noteworthy year for us for many reasons. First, two of our portfolio managers, Bill Wolfenden and John Wallace, were among the top 100 managers featured in Barron's/Value Line Annual Top 100 Manager Survey. Second, we launched a new fund at the end of this year, RS Investors Fund, which is an all-cap, concentrated, value fund run by the same managers who manage RS Partners Fund and RS Value Fund. Third, four of our Funds celebrated their 10th anniversary: RS Global Natural Resources Fund, The Information Age Fund(R), RS MidCap Opportunities Fund, and RS Partners Fund.

Finally, an important step in 2005 was the promotion of Terry Otton to Chief Executive Officer. Terry's leadership, drive, and his proven performance working alongside me as co-CEO for the past year make it easy for me to enthusiastically endorse this logical move. As Chairman, I will continue to provide oversight and strategic direction to the firm.

Looking forward to 2006, we believe that the economy will grow at about the same pace as last year but may slow down toward the end of the year or the beginning of 2007. We have had sixteen quarters of growth which is as long as the average expansion post-World War II. Structurally, we still face unsettling times -- the trade deficit is at an all-time high, oil prices are high, China and India are rapidly growing their economic strength, and terrorism remains a threat.


4 | CALL 1-800-766-FUND

As a result of our view that there are significant structural imbalances in the world, we believe in a diversified approach to investing. We strongly encourage you to diversify your investments and to consider all of our products as part of your overall investment portfolio.

Thank you as always for entrusting us with your investments.

/s/ G. Randy Hecht

G. Randy Hecht
Chairman
grhecht@rsinvestments.com

----------
1     See previous page for ratings information.

                                                       WWW.RSINVESTMENTS.COM | 5

PORTFOLIO MANAGER BIOGRAPHIES

                                 [PHOTOS OMITTED]

FROM LEFT TO RIGHT:
GROWTH GROUP
STEVE BISHOP
JIM CALLINAN
WENDELL LAIDLEY
JOHN SEABERN
ALLISON THACKER
JOHN WALLACE
BILL WOLFENDEN

OUR PEOPLE AT RS INVESTMENTS WE BELIEVE THAT OUR PEOPLE AND THEIR PROCESSES ARE WHAT SET US APART AND DIFFERENTIATE OUR FAMILY OF FUNDS. BY BUILDING ON A FOUNDATION OF HIGH-QUALITY INDIVIDUALS WITH EXTENSIVE INVESTMENT EXPERIENCE, EXCEPTIONAL EDUCATIONAL BACKGROUNDS, AND A WIDE VARIETY OF PROFESSIONAL EXPERIENCE AND KNOWLEDGE, WE HAVE ESTABLISHED A MOST REMARKABLE ORGANIZATION.

STEVE BISHOP has been co-portfolio manager of the RS Internet Age Fund(R) since February 2001 and of The Information Age Fund(R) since July 2001. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

JIM CALLINAN has managed the RS Emerging Growth Fund since 1996. Prior to joining the firm in 1996, Mr. Callinan was portfolio manager of the Putnam OTC Emerging Growth Fund for two years and served on the investment team of Putnam's growth group for nine years. He received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Mr. Callinan is also a Chartered Financial Analyst.

WENDELL LAIDLEY has been a co-portfolio manager of the RS Internet Age Fund(R) and The Information Age Fund(R) since February 2002. Prior to joining RS Investments in 2002, he was a director and senior equity analyst in the Technology Group of Credit Suisse First Boston for four years. He also held research analyst positions at Deutsche Bank Technology Group; at Wessels, Arnold & Henderson; and at Volpe, Welty & Company. Mr. Laidley holds a B.A. in economics from Hobart and William Smith Colleges.

JOHN SEABERN is the portfolio manager of the RS Diversified Growth Fund and has served on the Fund's management team since its inception (and as co-portfolio manager from October 1997 through April 2005). Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hurst Capital Management for two years. Mr. Seabern holds a B.S. degree in finance from the University of Colorado, and is a Chartered Financial Analyst.


6 | CALL 1-800-766-FUND

ALLISON THACKER has been a co-portfolio manager of the RS Internet Age Fund(R) and The Information Age Fund(R) since April 2003. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

JOHN WALLACE has managed the RS MidCap Opportunities Fund since its inception and the RS Growth Fund since July 2001. Mr. Wallace was also the co-portfolio manager of the RS Diversified Growth Fund from August 1996 through April 2005. Prior to joining the firm in 1995, he spent nine years at Oppenheimer Management Corporation, where he managed the Oppenheimer Main Street Income and Growth Fund for five years. Mr. Wallace holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

BILL WOLFENDEN has managed the RS Smaller Company Growth Fund since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Mr. Wolfenden holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

                                                       WWW.RSINVESTMENTS.COM | 7

                                [PHOTOS OMITTED]

FROM LEFT TO RIGHT:
VALUE GROUP
MACKENZIE DAVIS
DAVID KELLEY
ANDREW PILARA
JOE WOLF

MACKENZIE DAVIS has been a co-portfolio manager of the RS Global Natural Resources Fund since January 2005. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history. He is a Chartered Financial Analyst.

DAVID KELLEY has been a co-portfolio manager of the RS Partners Fund and the RS Value Fund since January 2004 and of the RS Investors Fund since its inception. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

ANDREW PILARA has managed the RS Partners Fund, the RS Global Natural Resources Fund, and the RS Investors Fund since their inceptions. Mr. Pilara has been responsible for the management of the RS Value Fund since January 2001, and has been a member of that Fund's management team since 1999. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for over thirty years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary's College.

JOE WOLF has been a co-portfolio manager of the RS Partners Fund and the RS Value Fund since January 2004 and of the RS Investors Fund since its inception. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.
--------------------------------------------------------------------------------
The Statement of Additional Information provides further information about the Portfolio Managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our web site at WWW.RSINVESTMENTS.COM.


8 | CALL 1-800-766-FUND

                           RS DIVERSIFIED GROWTH FUND

                     FOCUSING ON SMALL-CAP GROWTH COMPANIES

                                 [PHOTO OMITTED]

                                  JOHN SEABERN
                                Portfolio Manager
                               For bio see page 6

RS DIVERSIFIED GROWTH FUND

INVESTMENT STYLE

-------------------------------
LARGE-CAP   MID-CAP   SMALL-CAP
-------------------------------
  VALUE      BLEND     GROWTH
-------------------------------

FUND PHILOSOPHY THE RS DIVERSIFIED GROWTH FUND IS AN ACTIVELY MANAGED PORTFOLIO THAT SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRINCIPALLY IN SMALL-CAP GROWTH STOCKS. OUR FUNDAMENTAL RESEARCH IS COMBINED WITH TREND ANALYSIS AND STRICT VALUATION CRITERIA TO IDENTIFY INVESTMENT OPPORTUNITIES WITH ACCEPTABLE RISK/REWARD PROFILES.

INVESTMENT PROCESS Our fundamental bottom-up approach is focused on companies we believe have superior business model dynamics, combined with trend analysis and strict valuation criteria. Our ideal investment is a company with sustainable (three to five years) earnings and cash flow growth above 20%, a high degree of revenue visibility, significant unrecognized operating leverage, and a healthy balance sheet to fund future growth initiatives. We invest alongside management teams who are significant stakeholders themselves, with track records of being excellent stewards of shareholder capital. Our formula for long-term success also includes a disciplined approach to risk management: We seek to minimize losses quickly, we monitor industry diversification closely, and we seek to manage position sizes to achieve optimal risk-adjusted returns.

PERFORMANCE The RS Diversified Growth Fund had disappointing fourth quarter and calendar year performance. In the fourth quarter, the Fund was down 3.21% versus a 1.61% gain for the Russell 2000(R) Growth Index 4. For the year, the Fund was down 1.59% versus a gain of 4.15% for the Index. Fourth-quarter performance was affected mostly by suboptimal stock selection in health care and technology, which overshadowed good alpha generation from our financial services investments. In hindsight our biggest mistake during the past few months may have been not balancing short-term expectations with long-term opportunity in some of our core holdings. When they reported third quarter results, a handful of companies issued early 2006 guidance that fell short of where sell-side analysts had set their estimates, resulting in dramatic price declines. In most cases we believe the companies are still fundamentally healthy and continue to meet our strict investment criteria for growth and profitability, so we have maintained the positions.

PORTFOLIO REVIEW The Fund entered 2005 positioned to benefit from sustained economic growth, continued low real interest rates, and improving corporate earnings growth, and was overweight in economically sensitive sectors such as basic materials, energy, and technology. Aggressive rate tightening action by the Federal Reserve Board during the year combined with a recent slowdown in the housing market caused us to reassess our assumptions for economic growth heading into 2006. We took profits on most of our basic materials investments and energy production companies because we felt these sectors were most vulnerable to a slowing economy. As we enter what we feel are the late innings of the cyclical upturn, we have repositioned our energy holdings from


10 | CALL 1-800-766-FUND
production companies to service and capital equipment companies. The Fund is currently underweighted in materials and slightly overweighted in energy.

Even though the tech sector was a major source of underperformance in the fourth quarter, we remain overweighted and have exciting investments in such areas as wireless infrastructure and applications, electronics components for digital audio and video, online marketing/advertising, outsourced e-commerce services, and on-demand software applications. We are not making a directional bet on improved technology spending as the majority of our current technology holdings either have a high-recurring-revenue services-oriented business model or are currently in the early stages of a significant new product cycle.

Our investment in Atheros Communications (1.04% of assets as of 12/31/05) had a solid gain of 33% in the fourth quarter as design win activity in new end-markets continued to accelerate, which we believe may help revenue growth and margins reaccelerate in 2006. Atheros is the low-cost leader in single-chip WLAN solutions that historically addressed only the PC and networking markets. We believe new product offerings for wireless handsets and the adoption of WLAN functionality into many consumer electronic devices is opening up new growth opportunities for the company.

On the flip side, our worst-performing technology holding was InPhonic (1.29%), down 37% during the fourth quarter on concerns that its core business -- online subscriber activations for wireless carriers -- is dramatically slowing due to wireless services reaching maturity in the U.S. market. We are confident that InPhonic has a competitive advantage that helps wireless carriers add new subscribers more economically than they can through traditional channels. Currently, less than 10% of new activations are done online, and we think penetration will accelerate now that wireless carriers are more focused on lowering their subscriber acquisition costs.

Health care was another sector that hurt the Fund's performance in the fourth quarter and for the year. We had disappointing performance in our biotech and drug/pharmaceuticals investments due to missed endpoints in clinical trials and a slower-than-expected uptake in newly introduced products. One investment in particular that hurt fourth-quarter performance was First Horizon Pharmaceuticals (0.00%), down 13% during the period. The company provided an early look into its 2006 business plan, which called for lower-than-expected sales of two recent product launches from which we had expected better results. We cut our losses and sold our position because our original thesis was not playing out as we expected.

A new investment in health care that we are very excited about is Omnicell (0.92%). Omnicell designs automated medication and supply dispensing systems that are used in more than 1,600 health care facilities worldwide to improve operational efficiencies and to help hospitals meet the patient safety requirements of the Joint Commission for Accreditation of Health-care Organizations and the Food and Drug Administration. These demand drivers combined with Omnicell's improved product positioning have provided organic revenue growth of 15% to 20%. We believe the company's CFO, Jim Judson,

                                                      WWW.RSINVESTMENTS.COM | 11
has improved the operating leverage in its business model so that Omnicell should generate +30% earnings growth and significant cash flow. A potential wildcard that we think could provide material upside to the company is the mass adoption of electronic medical records, which we think would help drive adoption of automatic dispensing equipment. The Fund is currently slightly overweight in health care; but because this sector typically performs well in slowing economic growth environments, we aim to increase our exposure here in the next three to six months.

The consumer sector was surprisingly one of the stronger groups in the fourth quarter. It was led by a rebound in retail stocks after hurricane induced weakness in the third quarter. While our view on the consumer sector is still somewhat negative, we have found selective opportunities. Our investment in Marchex (0.78%), up 36% during the fourth quarter, is benefiting from providing services that connect merchant advertisers to online buyers. Marchex owns more than 200,000 URLs, which are being redeveloped with an improved content interface. We believe this will enable the company to better compete in the direct navigation market and allow it to monetize its traffic with a paid search model similar to industry leaders Google (0.00%) and Yahoo! (0.00%). We continue to own shares in Marchex and think that the company can grow revenues and earnings faster than the overall online advertising market.

A consumer stock that performed poorly in the fourth quarter was Imax (0.78%), down 32% on concerns that the theater exhibition business is weakening industrywide, which will cause delays in theater operators' rolling out new Imax systems. We think the long-term opportunity for Imax's MPX product, which allows traditional theater operators to upgrade stadium-format theaters into an Imax-quality experience, will transform what was historically a capital-intensive business model into one that should have significant cash flow generation and high returns on invested capital. Although we like the long-term prospects for Imax, due to short-term concerns and our strict risk management policies, we recently reduced our holdings.

OUTLOOK As we enter the first quarter of the year, we feel the Fund is appropriately positioned for what we believe could be slowing economic and volatile market activity. Specifically, we are a bit concerned about the direction of consumer spending, which still accounts for approximately two-thirds of overall gross domestic product. A primary economic stimulus for the past couple of years -- equity extraction from rising home prices -- appears to be cooling off after aggressive Fed rate hikes have made home affordability difficult for new buyers. We also believe that energy prices are sure to cut into consumers' wallets with high gasoline prices and home heating oil prices up significantly in the last year.

Our outlook for 2006 is for a mid-cycle slowdown similar to what we saw in 1994-1995, which could lead to lower short-term interest rates and lower inflation. This assumption is based mostly on the lag effect from Fed rate hikes and a flattening yield curve combined with a slowdown in consumer spending. If this scenario plays out, stock selection will become even more critical as more economically sensitive companies are faced with diminishing growth prospects. We think there could be a shift back to growth stocks from value


12 | CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

SiRF Technology Holdings, Inc.                                             0.87%
--------------------------------------------------------------------------------
National-Oilwell Varco, Inc.                                               0.77%
--------------------------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd.                                         0.69%
--------------------------------------------------------------------------------
Digital Insight Corp.                                                      0.64%
--------------------------------------------------------------------------------
Carrizo Oil & Gas, Inc.                                                    0.59%
--------------------------------------------------------------------------------
Southwestern Energy Co.                                                    0.58%
--------------------------------------------------------------------------------
Jos. A. Bank Clothiers, Inc.                                               0.56%
--------------------------------------------------------------------------------
Shopping.com Ltd.                                                          0.55%
--------------------------------------------------------------------------------
KCS Energy, Inc.                                                           0.49%
--------------------------------------------------------------------------------
Blackboard, Inc.                                                           0.49%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

PC Mall, Inc.                                                             -1.15%
--------------------------------------------------------------------------------
InfoSpace, Inc.                                                           -0.82%
--------------------------------------------------------------------------------
VaxGen, Inc.                                                              -0.81%
--------------------------------------------------------------------------------
Greenfield Online, Inc.                                                   -0.79%
--------------------------------------------------------------------------------
Able Laboratories, Inc.                                                   -0.70%
--------------------------------------------------------------------------------
Viewpoint Corp.                                                           -0.68%
--------------------------------------------------------------------------------
Design Within Reach, Inc.                                                 -0.67%
--------------------------------------------------------------------------------
NMS Communications Corp.                                                  -0.62%
--------------------------------------------------------------------------------
NitroMed, Inc.                                                            -0.54%
--------------------------------------------------------------------------------
Multimedia Games, Inc.                                                    -0.52%
--------------------------------------------------------------------------------

stocks, and premium valuations will be placed on companies with strong secular growth prospects.

Potential risks to our 2006 outlook include weakening credit trends, a sustained yield curve inversion, escalating energy prices, or a housing market collapse. Our goal is to remain as objective as possible if any of these risks becomes reality and to adjust our portfolio risk profile accordingly.

Despite a tough year in 2005, we remain committed to our long-term, bottom-up approach to small-cap investing. The portfolio has an average earnings-per-share growth rate of 35% based on our estimates for 2006, yet trades at an average of 21 times 2006 earnings estimates. Measured on PEG, or P/E over growth rate basis, this is historically very cheap, and we think it provides our shareholders with good risk/reward potential.

As a fellow shareholder, I thank you for your continued interest and support.

/s/ John Seabern

John Seabern
Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

      Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2005.

                                                      WWW.RSINVESTMENTS.COM | 13

ASSETS UNDER MANAGEMENT: $385.9 million

SECTOR ALLOCATION 1

   0.9%   Autos and Transportation
  20.5%   Consumer Discretionary
   0.0%   Consumer Staples
  14.2%   Financial Services
  21.4%   Health Care
   1.0%   Integrated Oils
   0.0%   Materials and Processing
   8.9%   Other Energy
   3.2%   Producer Durables
  29.4%   Technology
   0.0%   Utilities
   0.1%   Other
   0.4%   Cash

DATA AS OF DECEMBER 31, 2005

TOP TEN HOLDINGS 2

Linktone Ltd.                                                              1.57%
--------------------------------------------------------------------------------
Equinix, Inc.                                                              1.54%
--------------------------------------------------------------------------------
Wind River Systems, Inc.                                                   1.52%
--------------------------------------------------------------------------------
Digital River, Inc.                                                        1.47%
--------------------------------------------------------------------------------
Polo Ralph Lauren Corp.                                                    1.46%
--------------------------------------------------------------------------------
Digitas, Inc.                                                              1.46%
--------------------------------------------------------------------------------
Scientific Games Corp.                                                     1.44%
--------------------------------------------------------------------------------
Jos. A. Bank Clothiers, Inc.                                               1.44%
--------------------------------------------------------------------------------
PortalPlayer, Inc.                                                         1.42%
--------------------------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd.                                         1.42%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                                      3-Year       5-Year     Annualized          Total
                                                         1-Year   Annualized   Annualized   Return Since   Return Since
                                                   Total Return       Return       Return    Inception 3     Inception 3
------------------------------------------------------------------------------------------------------------------------
RS Diversified Growth Fund                               -1.59%       16.40%       -0.44%         13.67%         234.38%
------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index 4                            4.15%       20.93%        2.28%          5.02%          58.64%
------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                                        4.88%       14.37%        0.52%          8.86%         122.45%
------------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 8/1/96



             RS Diversified    Russell 2000(R)
               Growth Fund     Growth Index 4

8/1/96           $10,000         $10,000
9/96             $11,110         $11,137
12/96            $12,420         $11,166
3/97             $11,870         $9,995
6/97             $13,320         $11,750
9/97             $16,670         $13,738
12/97            $16,077         $12,612
3/98             $18,665         $14,110
6/98             $17,199         $13,300
9/98             $14,405         $10,326
12/98            $18,694         $12,767
3/99             $20,976         $12,552
6/99             $27,070         $14,403
9/99             $28,705         $13,695
12/99            $46,774         $18,268
3/00             $58,683         $19,964
6/00             $47,057         $18,492
9/00             $44,633         $17,758
12/00            $34,186         $14,171
3/01             $30,383         $12,016
6/01             $36,088         $14,176
9/01             $25,486         $10,195
12/01            $34,830         $12,863
3/02             $31,940         $12,611
6/02             $25,711         $10,632
9/02             $19,302         $8,344
12/02            $21,204         $8,971
3/03             $19,032         $8,623
6/03             $25,891         $10,705
9/03             $28,856         $11,825
12/03            $33,483         $13,325
3/04             $33,932         $14,069
6/04             $33,228         $14,082
9/04             $29,979         $13,235
12/04            $33,977         $15,231
3/05             $31,296         $14,192
6/05             $31,985         $14,686
9/05             $34,546         $15,613
12/05            $33,438         $15,864

      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: August 1, 1996.

4 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


14 | CALL 1-800-766-FUND

                             RS EMERGING GROWTH FUND

     SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED COMPANIES

                                 [PHOTO OMITTED]

                                  JIM CALLINAN
                                Portfolio Manager
                               For bio see page 6

RS EMERGING GROWTH FUND

INVESTMENT STYLE

---------------------------------------------
LARGE-CAP          MID-CAP          SMALL-CAP
---------------------------------------------
 VALUE              BLEND            GROWTH
---------------------------------------------

FUND PHILOSOPHY THE RS EMERGING GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRINCIPALLY IN SMALLER, RAPIDLY GROWING EMERGING COMPANIES. THE FUND IS ACTIVELY MANAGED, USING HANDS-ON, FUNDAMENTAL RESEARCH THAT INCLUDES EXTENSIVE TRAVEL AND VISITS WITH COMPANY MANAGEMENT. THE FUND SEEKS TO INVEST IN COMPANIES THAT ARE GROWING AT LEAST 20% ANNUALLY, ARE MARKET-SHARE LEADERS, AND ARE MANAGED BY EXECUTIVES WHO CAN LEVERAGE A COMPETITIVE ADVANTAGE AND CONSISTENTLY EXECUTE IN TODAY'S BUSINESS ENVIRONMENT. THE FUND IS INTENDED FOR INVESTORS WITH LONG-TERM INVESTMENT GOALS.

INVESTMENT PROCESS The RS Emerging Growth Fund seeks capital appreciation by investing in smaller-capitalization growth stocks in an attempt to discover the faster-growing firms in the emerging sectors of the economy. We seek revenue and earnings growth rates that are superior to those of our benchmark, the Russell 2000(R) Growth Index 4. As a consequence, the Fund's valuation levels are often higher than the benchmark's and those of other funds in this classification, and the Fund may experience much higher levels of volatility and be riskier than the benchmark. Because of the volatile financial and operating results of these smaller firms, our investments in emerging companies frequently require us to generate high levels of trading activity. The Fund is appropriate only for investors with a long-term investment horizon and should constitute only a small portion of an overall allocation to growth equities.

PERFORMANCE The RS Emerging Growth Fund was up 0.68% in 2005, which trailed the Russell 2000 Growth Index performance of 4.15%. The energy industries dominated performance rising more than 50% within the Russell 2000 Growth Index, and contributing roughly half of the Index's appreciation. Rising interest rates, surging commodity costs, and elevated activity levels in the industrial economy resulted in strong earnings growth for many companies in traditionally low-growth industries. Given the strong earnings growth and relatively low valuations of these groups, investors from both the `value' and `growth' areas flocked to these names and showed no preference for secular driven versus cyclically driven earnings growth. As we continued to focus on companies and sectors which have a multi-year growth thesis, we were out of step with the market in 2005. The lack of any true emerging growth sector leadership hurt our performance in our overweighted sectors such as consumer, technology, and health care. We may be entering an inflection point for our style of investing as the fourth quarter saw better relative performance. For the fourth quarter, our Fund appreciated 1.65% versus 1.61% for the Russell 2000 Growth Index.

Our performance in the fourth quarter was driven by consumer discretionary, particularly by advertising, commercial services, and consumer electronics. Our benchmark's best performing sectors during this time period were transportation


16 | CALL 1-800-766-FUND

(due to a fall in energy prices), technology, financials, and consumer staples.

Our worst performing sector in the fourth quarter was health care, particularly biotech and drugs. Health care services, which performed well for us for the first three quarters of the year, did only marginally better than the Index in the fourth quarter. However, we were hurt by several biotech holdings, three of which fell significantly as their development drugs demonstrated disappointing clinical results.

PORTFOLIO REVIEW For the full year of 2005, our best relative performance came from the following sectors: technology, financial services, materials and processing, transportation, and energy. Technology benefited from our performance in networking and communications software and services. Redback Networks (0.94%), which provided edge routers to cable and telecommunications, did particularly well. We had poor stock selection in software, where we missed opportunities in speculative software issues. These emerging names escaped our attention due to the fact that they were barely profitable in early 2005. As the energy complex cooled in the fourth quarter, investors quickly ran into aggressive growth stocks and put a huge premium on these names. In financial services, we were underweighted correctly in the banks and in addition had positive stock selection. Our holdings in investment management and online brokers provided solid relative returns. We found one stock in insurance, Tower Group Inc (0.84% of assets as of 12/31/05), which appreciated significantly, bolstering performance. We also did well in financial data processing. We were underweighted in transportation, but due to good stock selection this sector produced positive relative contribution. We were slightly underweighted over the year in energy with strong stock selection for the year and saw positive gains as a result.

Our worst sectors on a relative contribution basis for the full year were health care, consumer discretionary, and producer durables. Health care services made a positive contribution, but were overwhelmed by poor stock selection in biotech and drugs. Roughly half of our biotech and drug positions fell due to clinical trial failures. Our consumer bets benefited from our overweighted Internet position, which saw profit-making acquisitions of several of our holdings, including Ask Jeeves (0.00%), Shopping.com (0.00%), Jamdat (0.00%), and Fastclick (0.00%). We saw below-market performance in retail, where we averaged a modest underweight. Underperformance in producer durables was caused almost entirely by our holdings in semiconductor capital equipment. We believe this group did poorly because order trends remain volatile and buyer concentration and bargaining power have gone against them.

In addition, while we were correct that surging Internet advertising would benefit Web site owners (CNET Networks, 0.55%, and Marchex, 0.66%) and advertising services firms (ValueClick, 0.99%, and aQuantive, 1.09%), we were not quite on target with our thesis stated in last year's letter that e-commerce stocks would benefit, because rising ad prices had a more negative impact on e-commerce than predicted in the Internet sector. Search advertising indeed helped e-commerce participants, but this new form of advertising also allowed real-world players, like Wal-Mart.com (0.00%) and Target.com (0.00%), to gain online retail market share. We lost money on

                                                      WWW.RSINVESTMENTS.COM | 17

Overstock.com (0.00%). One of our winners in the Internet advertising space was aQuantive, which owns Atlas, the leading ad server software platform on the Web. Another of our losers in the Internet sector, which was surprising to us, was GSI Commerce (0.73%), which operates, markets, and fulfills e-commerce functions for consumer products firms. The company helps traditional retailers like Reebok or Dick's Sporting Goods operate a Web site and offer e-commerce to consumers. The company added so many new customers this year that they had delays and cost overruns which caused them to miss Wall Street estimates. We continue to like the name as we believe this is a temporary setback.

In the medical technology area, which includes biotech and medical devices, the Fund suffered from poor stock selection, volatile price swings and in some cases, unexpectedly bad clinical outcomes. Despite our prior thesis that the Food and Drug Administration (FDA) would speed up new drug approvals, quite the reverse occurred as leadership changes at the FDA slowed approvals. Another biotech thesis was that large drug companies would refill their pipelines by making acquisitions for phase III biotech firms. This occurred only once in our portfolio as Bone Care was acquired.

As we began 2005, we were slightly overweight biotech and drugs due to great performance in the second half of 2004. Biotech shares sold off sharply during the first quarter of 2005. We used this weakness to build up our favorite names:
Rigel (0.00%), Alexion Pharmaceuticals (0.00%), AtheroGenics (0.70%), CV Therapeutics (0.00%), Salix Pharmaceuticals (0.84%), Able Laboratories (0.00%), and First Horizon Pharmaceutical (0.38%). Many of these positions bounced during the April-to-June rally. However, one of our larger positions, Able Laboratories, was forced to pull almost its entire generic product line off the shelves due to manufacturing problems in June. Our investment stance was concentrated in late-stage phase III stocks, which were heavily dependent on positive data from clinical trials. Our unfortunate medical year was capped off when our two favorite biotech holdings, Rigel and Alexion, released poor trial results in the fourth quarter. Unfortunately, our biotech holdings fared far worse than those of the Russell 2000 Growth Index, which fell 15% for the year. Although we have decreased our weighting due to lackluster performance, we believe that over the long run our stock selections in this sector will add value to the Fund.

OUTLOOK On a valuation basis, we believe the Fund remains attractively valued at 23 times our internally-generated 2006 estimates. We believe that our holdings may produce EPS growth of 38% in 2006, so on a P/E growth (PEG) basis of 0.61, our Fund overall seems to be at an attractive asymmetrical return level. By comparison, we believe the S&P SmallCap 600(R) Index 6 components will produce 20% EPS growth and sell at 17 times 2006 consensus estimates for a PEG ratio of
0.85 times. As we move from 2005 to 2006, we believe that U.S. economic growth will be moderate. In particular, we think earnings growth among industrial companies will slow, which should put our stronger secular growth companies in a better light.

At the risk of repeating ourselves, we must reiterate our positive stance on smaller-capitalization emerging growth stocks as an investment class.


18 | CALL 1-800-766-FUND

Investor sentiment for this category is at an all-time low. Investors pulled over $3 billion out of our category of mutual funds during 2005, the first such outflow since 1988. After such outflows, there usually occurs a very brief period where investors are correct, but history shows that small-cap growth stocks often have relatively strong performance soon after such outflows occur.

Another positive indicator supporting smaller growth companies doing well is the period after which initial public offerings (IPOs) slow dramatically. While IPOs peaked at 342 deals in 2000, they actually bottomed out in 2003 at 95 offerings. IPOs have since rebounded to above 200 issues in each of the past two years, yet small-cap emerging growth stocks have still languished. Moreover, the characteristics of this seemingly resurgent IPO market are different than the strong IPO market we saw in the 1990's. The majority of the dollar volume today is related to "reverse leveraged buyouts" where a company sponsored by a private equity firm is seeking liquidity for its shares and planning on paying down debt levels with the IPO proceeds. Many of these de-leveraging IPOs are far above our market-capitalization target range of $2 billion, especially when debt levels are incorporated in the enterprise value. As such, we are seeing few high-quality emerging growth firms backed by venture capitalists coming public. When relative valuations of small-capitalization growth stocks are low, issuers usually refrain from bringing their companies public. Taken together, we think these two sentiment indicators point to future small-cap growth stock outperformance.

We believe historical relative valuation ranges of these stocks also support better years ahead. On a relative price-to-book basis, small-cap growth stocks have ranged between 1.5-3.5 times that of the stock market overall. The relative price-to-book of the Russell 2000 Growth Index presently stands at 1.8 times. Similarly, on a price-to-sales and P/E basis, our stocks are at an equally low end of the range.

Our Fund's P/E is presently 23 times, which is also near the lower end of an 11 year range of 18-35 times. In our experience, our kinds of stocks easily reach valuations above 30 times earnings. In the past few years, a few of our holdings have reached these premium valuations, but have not sustained these higher valuation levels. We see investors in the near future finding our companies relatively more attractive due to their stronger, long term earnings growth power, and placing higher relative valuations on them for longer periods.

Our goal is to find true emerging growth companies exhibiting strong revenue growth rates, showing or promising higher margins, gaining market share, and selling at reasonable valuations in light of stronger relative earnings potential. We believe that our portfolio reflects, on the whole, the characteristics of a small-company growth portfolio with an emerging growth bent. 2005 was an unusual year where industrial cyclical companies posted superior earnings growth and had attractive valuations. As the growth rates of these more economically sensitive industries return to normal levels and start to face tougher comparisons and slowing growth, we believe the market will accord higher valuations to sustainable faster growth companies.

                                                      WWW.RSINVESTMENTS.COM | 19

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

M-Systems Flash Disk Pioneers Ltd.                                         0.95%
--------------------------------------------------------------------------------
Grant Prideco, Inc.                                                        0.80%
--------------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                                                 0.56%
--------------------------------------------------------------------------------
ValueClick, Inc.                                                           0.51%
--------------------------------------------------------------------------------
Intuitive Surgical, Inc.                                                   0.47%
--------------------------------------------------------------------------------
Matria Healthcare, Inc.                                                    0.47%
--------------------------------------------------------------------------------
Tower Group, Inc.                                                          0.44%
--------------------------------------------------------------------------------
Unit Corp.                                                                 0.40%
--------------------------------------------------------------------------------
Hologic, Inc.                                                              0.36%
--------------------------------------------------------------------------------
Lifeline Systems, Inc.                                                     0.36%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

Deckers Outdoor Corp.                                                     -0.74%
--------------------------------------------------------------------------------
InfoSpace, Inc.                                                           -0.67%
--------------------------------------------------------------------------------
Able Laboratories, Inc.                                                   -0.63%
--------------------------------------------------------------------------------
Virage Logic Corp.                                                        -0.53%
--------------------------------------------------------------------------------
Nabi Biopharmaceuticals                                                   -0.50%
--------------------------------------------------------------------------------
Greenfield Online, Inc.                                                   -0.50%
--------------------------------------------------------------------------------
Inspire Pharmaceuticals, Inc.                                             -0.49%
--------------------------------------------------------------------------------
Four Seasons Hotels, Inc.                                                 -0.47%
--------------------------------------------------------------------------------
Altiris, Inc.                                                             -0.45%
--------------------------------------------------------------------------------
NitroMed, Inc.                                                            -0.44%
--------------------------------------------------------------------------------

Small-company growth stock research is very labor intensive, but we have a very seasoned and highly competent team. We have the experience to identify a high-quality portfolio with fast revenue and earnings growth companies.

We appreciate your patience in our efforts and your continued confidence in our investment process.

/s/ Jim Callinan

Jim Callinan
Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

      Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2005.


20 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $930.3 million

SECTOR ALLOCATION 1

   1.7%   Autos and Transportation
  25.3%   Consumer Discretionary
   0.3%   Consumer Staples
  10.6%   Financial Services
  21.3%   Health Care
   0.0%   Integrated Oils
   1.6%   Materials and Processing
   6.8%   Other Energy
   2.0%   Producer Durables
  26.8%   Technology
   0.5%   Utilities
   0.0%   Other
   3.1%   Cash

DATA AS OF DECEMBER 31, 2005

TOP TEN HOLDINGS 2

M-Systems Flash Disk Pioneers Ltd.                                         2.39%
--------------------------------------------------------------------------------
California Pizza Kitchen, Inc.                                             1.67%
--------------------------------------------------------------------------------
Bright Horizons Family Solutions, Inc.                                     1.42%
--------------------------------------------------------------------------------
j2 Global Communications, Inc.                                             1.29%
--------------------------------------------------------------------------------
Grant Prideco, Inc.                                                        1.23%
--------------------------------------------------------------------------------
WebEx Communications, Inc.                                                 1.20%
--------------------------------------------------------------------------------
Universal Technical Institute                                              1.18%
--------------------------------------------------------------------------------
AMN Healthcare Services, Inc                                               1.17%
--------------------------------------------------------------------------------
Euronet Worldwide, Inc.                                                    1.14%
--------------------------------------------------------------------------------
Matria Healthcare, Inc.                                                    1.13%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                                  3-Year       5-Year      10-Year     Annualized          Total
                                                     1-Year   Annualized   Annualized   Annualized   Return Since   Return Since
                                               Total Return       Return       Return       Return    Inception 3    Inception 3
---------------------------------------------------------------------------------------------------------------------------------
RS Emerging Growth Fund                                0.68%       19.38%       -5.84%       11.20%         15.78%      1,317.62%
---------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index 4                         4.15%       20.93%        2.28%        4.69%          9.21%        392.42%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                                     4.88%       14.37%        0.52%        9.05%         12.32%        719.26%
---------------------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/30/87

               RS Emerging    Russell 2000(R)
               Growth Fund    Growth Index 4

11/30/87         $10,000         $10,000
12/87            $12,611         $11,040
3/88             $13,892         $12,963
6/88             $15,222         $13,786
9/88             $14,114         $13,406
12/88            $14,383         $13,289
3/89             $15,728         $14,276
6/89             $16,709         $15,200
9/89             $18,924         $16,558
12/89            $20,776         $15,970
3/90             $21,139         $15,545
6/90             $24,638         $16,526
9/90             $19,290         $12,214
12/90            $22,765         $13,189
3/91             $29,339         $17,219
6/91             $26,862         $16,622
9/91             $31,544         $18,415
12/91            $36,140         $19,940
3/92             $35,561         $20,486
6/92             $29,428         $18,026
9/92             $28,974         $18,375
12/92            $35,218         $21,490
3/93             $30,891         $21,105
6/93             $30,744         $21,713
9/93             $35,365         $23,740
12/93            $37,759         $24,364
3/94             $38,578         $23,371
6/94             $35,428         $21,898
9/94             $41,014         $23,944
12/94            $40,765         $23,772
3/95             $43,213         $25,076
6/95             $42,392         $27,563
9/95             $49,180         $30,698
12/95            $49,045         $31,151
3/96             $50,730         $32,941
6/96             $57,062         $34,866
9/96             $57,884         $34,569
12/96            $59,585         $34,660
3/97             $51,242         $31,025
6/97             $62,969         $36,471
9/97             $76,240         $42,642
12/97            $70,633         $39,147
3/98             $83,544         $43,798
6/98             $85,280         $41,282
9/98             $65,347         $32,052
12/98            $90,424         $39,628
3/99             $115,680        $38,962
6/99             $135,341        $44,708
9/99             $145,861        $42,509
12/99            $255,502        $56,705
3/00             $305,069        $61,968
6/00             $271,463        $57,400
9/00             $260,303        $55,120
12/00            $191,531        $43,986
3/01             $134,664        $37,299
6/01             $157,158        $44,003
9/01             $108,035        $31,647
12/01            $139,232        $39,927
3/02             $126,484        $39,145
6/02             $99,507         $33,001
9/02             $77,013         $25,899
12/02            $83,322         $27,844
3/03             $80,407         $26,765
6/03             $99,812         $33,228
9/03             $110,428        $36,706
12/03            $122,268        $41,361
3/04             $129,056        $43,670
6/04             $127,664        $43,710
9/04             $120,571        $41,083
12/04            $140,805        $47,278
3/05             $128,752        $44,051
6/05             $133,930        $45,584
9/05             $139,456        $48,464
12/05            $141,762        $49,242

      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: November 30, 1987.

4 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

6 The S&P SmallCap 600(R) Index is an unmanaged market-capitalization-weighted index of 600 small-cap stocks chosen for market size, liquidity, and to represent various industry groups. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

                                                      WWW.RSINVESTMENTS.COM | 21

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

                                 RS GROWTH FUND

            SEEKING CAPITAL APPRECIATION FOR THE LONG-TERM INVESTOR

                                 [PHOTO OMITTED]

                                  JOHN WALLACE
                                Portfolio Manager
                               For bio see page 7

RS GROWTH FUND

INVESTMENT STYLE

--------------------------------------
LARGE-CAP          MID-CAP   SMALL-CAP
--------------------------------------
 VALUE              BLEND     GROWTH
--------------------------------------

FUND PHILOSOPHY THE RS GROWTH FUND SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING PRINCIPALLY IN GROWTH COMPANIES. WE SEEK TO IDENTIFY BUSINESS SECTORS POISED TO BENEFIT FROM MAJOR CHANGES IN THE MARKETPLACE AND SOCIETAL TRENDS. WITHIN THESE SECTORS, WE CONDUCT BOTTOM-UP RESEARCH, LOOKING FOR WELL-MANAGED AND LARGER, MORE ESTABLISHED COMPANIES WITH STRONG GROWTH RATES AND REASONABLE STOCK VALUATIONS.

INVESTMENT PROCESS We seek longer-term capital appreciation through the active management of growth-oriented companies. We typically focus on companies whose market capitalizations exceed $1.5 billion. Both bottom-up fundamental research and quantitative screens drive our investment process. We attempt to identify a catalyst that will drive earnings growth (such as new management, new products, and new markets). Occasionally, a contrary opinion is an important ingredient to success as is the recognition of value, including the recognition of undervaluation and overvaluation.

PERFORMANCE The RS Growth Fund was up 1.95% in the fourth quarter, slightly underperforming the Russell 1000(R) Growth Index's 4 gain oF 2.98%. The much-anticipated year-end rally failed to materialize despite declines in energy prices, a strong economy, and reasonable valuations.

From a longer-term perspective, 2005 was a great year for the RS Growth Fund. Over the past 12 months, we gained 11.32% versus a gain of only 5.26% for the Index. The majority of our outperformance came from a yearlong overweighting in energy stocks and good stock picking in the consumer sector (retail, gaming, and the Internet). It also marked the third year in a row of positive market performance, but it was subpar by historical averages. Most market indexes had a fairly unspectacular year: the S&P 500(R) Index 5 was up 4.88%, the NasdaQ Composite Index 6 was up 1.37%, and the Dow Jones Industrial Average 7 was up 1.66%. We were pleased with our double-digit gains.

PORTFOLIO REVIEW Throughout 2005, U.S. economic activity was quite strong, and gross domestic product grew more than 3.5% for the past four quarters. The Fund was positioned to benefit from that growth, and there were no major sector shifts in the last quarter.

Energy stocks did well in 2005 as crude prices climbed more than 40% and natural gas prices were up about 80% over last year. In fact, more than half of our outperformance came from energy stocks, where we were overweighted. We believe that the energy cycle will continue to gradually mature, and we see further opportunities in 2006. The major risk to our thesis is commodity prices. We believe that declines in hydrocarbon prices affect energy stocks negatively. This was borne out in the fourth quarter as oil prices declined some $10, from $68 per barrel to about $58 at year-end.

Two exploration and production companies hurt our fourth quarter performance. EnCana Corporation (2.08% of assets as of 12/31/05) and


24 | CALL 1-800-766-FUND

XTO Energy (0.00%) declined along with commodity prices. Warm weather and fewer-than-expected natural gas drawdowns caused short-term pullbacks. We continue to hold EnCana but took profits on XTO during the quarter.

Part of our success in the fourth quarter and for the year was a function of good stock selection in the consumer discretionary sector. Over the past two quarters, we have been building our exposure to Abercrombie & Fitch (1.10%) and Harrah's Entertainment (2.07%). Both of these stocks declined after hurricane Katrina devastated the Gulf Coast and fears of a slowdown in consumer spending ensued. This failed to materialize, and the stocks rebounded smartly.

Our investment in Google (1.40%) has paid off handsomely. We re-purchased the stock last April upon realizing that earnings and revenue estimates for 2005 and 2006 were too conservative. We continue to hold the stock and are monitoring fundamentals.

The quarter was marred by our investment in Refco (0.00%). This financial services company provided execution and clearing services for exchange-traded derivatives and was also a prime broker. In early October it was alleged that Refco's CEO may have misappropriated customer loans and funds. After we took our losses and sold the entire position, customer defections and legal and regulatory issues forced the company to declare Chapter 11.

OUTLOOK We continue to believe the bull market that began in March 2003 is still in effect. At this part of the economic cycle, we have yet to see the much-predicted "soft spot." The Federal Reserve Board again raised rates twice in the fourth quarter; and since June 2004 the federal funds rate has gone from 1% to 4.25% in an effort to keep the economy from overheating. We believe that a pause or a halt to rate hikes would be good for equities.

Valuations continue to affirm our belief that the risk/reward ratio is still very positive for equities. Equities move with the direction of earnings, which remain positive. We believe that profit growth for many large-cap companies will come in better than most analysts expect. Large-cap earnings momentum has not faded much over the past four quarters, falling from around 20% a year ago to 17% now (better than small-caps).

Currently, the S&P 500 Index is trading at about 16 times 2006 estimates. Our basic premise is that corporate earnings will grow 5% to 8% in the next 12 months. By comparison the RS Growth Fund is trading at about 17.7 times next year's earnings estimates. We think that growth companies (growing faster than the market and the economy) may begin to reestablish leadership away from value stocks.

Although there are not yet conclusive signs, consumer spending may begin to lag due to rising interest rates, high energy prices, and higher credit card payments. The housing and auto outlooks have also deteriorated. We will continue to monitor stock movements and sector rotation, keeping in mind that the stock market is a leading economic indicator and typically turns six to nine months before the economy. A focus on the most fundamentally outstanding stocks combined with a patient outlook is necessary for success in the current market environment.

                                                      WWW.RSINVESTMENTS.COM | 25

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

SanDisk Corp.                                                              1.43%
--------------------------------------------------------------------------------
Ultra Petroleum Corp.                                                      1.12%
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                                    0.95%
--------------------------------------------------------------------------------
Google, Inc.                                                               0.93%
--------------------------------------------------------------------------------
Imperial Oil Ltd.                                                          0.89%
--------------------------------------------------------------------------------
Express Scripts, Inc.                                                      0.78%
--------------------------------------------------------------------------------
Marvell Technology Group Ltd.                                              0.67%
--------------------------------------------------------------------------------
Advanced Micro Devices, Inc.                                               0.67%
--------------------------------------------------------------------------------
BJ Services Co.                                                            0.61%
--------------------------------------------------------------------------------
Cooper Cameron Corp.                                                       0.56%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

Refco, Inc.                                                               -0.78%
--------------------------------------------------------------------------------
Symantec Corp.                                                            -0.48%
--------------------------------------------------------------------------------
Avaya, Inc.                                                               -0.42%
--------------------------------------------------------------------------------
EnCana Corp.                                                              -0.38%
--------------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc.                                    -0.37%
--------------------------------------------------------------------------------
Kinetic Concepts, Inc.                                                    -0.34%
--------------------------------------------------------------------------------
Zimmer Holdings, Inc.                                                     -0.33%
--------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc.                                         -0.30%
--------------------------------------------------------------------------------
Avid Technology, Inc.                                                     -0.27%
--------------------------------------------------------------------------------
American International Group, Inc.                                        -0.26%
--------------------------------------------------------------------------------

As a fellow shareholder of the Fund, I remain focused and committed to our investment goal: long-term capital growth.

Thank you for your continued confidence and support.

/s/ John Wallace

John Wallace
Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

      Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2005.


26 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $206.7 million

SECTOR ALLOCATION 1

   3.9%   Autos and Transportation
  18.8%   Consumer Discretionary
   4.7%   Consumer Staples
  14.2%   Financial Services
  17.7%   Health Care
   2.0%   Integrated Oils
   1.2%   Materials and Processing
   6.8%   Other Energy
   2.2%   Producer Durables
  17.0%   Technology
   5.5%   Utilities
   3.1%   Other
   2.9%   Cash

DATA AS OF DECEMBER 31, 2005

TOP TEN HOLDINGS 2

Biogen Idec, Inc.                                                          2.08%
--------------------------------------------------------------------------------
EnCana Corp.                                                               2.08%
--------------------------------------------------------------------------------
Harrah's Entertainment                                                     2.07%
--------------------------------------------------------------------------------
Advanced Micro Devices, Inc.                                               1.92%
--------------------------------------------------------------------------------
Microsoft Corp.                                                            1.87%
--------------------------------------------------------------------------------
SanDisk Corp.                                                              1.78%
--------------------------------------------------------------------------------
BJ Services Co.                                                            1.71%
--------------------------------------------------------------------------------
ABB LTD.                                                                   1.68%
--------------------------------------------------------------------------------
Morgan Stanley                                                             1.65%
--------------------------------------------------------------------------------
International Game Technology                                              1.64%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                                  3-Year       5-Year      10-Year     Annualized          Total
                                                     1-Year   Annualized   Annualized   Annualized   Return Since   Return Since
                                               Total Return       Return       Return       Return    Inception 3    Inception 3
---------------------------------------------------------------------------------------------------------------------------------
RS Growth Fund                                        11.32%       21.59%        0.72%        6.96%         11.84%        360.36%
---------------------------------------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index 4                         5.26%       13.23%       -3.58%        6.73%          8.46%        202.84%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                                     4.88%       14.37%        0.52%        9.05%         10.47%        289.19%
---------------------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 5/12/92

               RS Growth      Russell 1000(R)
                  Fund        Growth Index 4

5/12/92          $10,000         $10,000
6/92             $9,801          $9,766
9/92             $10,099         $10,193
12/92            $11,004         $10,903
3/93             $11,933         $10,810
6/93             $11,943         $10,643
9/93             $12,843         $10,801
12/93            $13,378         $11,217
3/94             $13,890         $10,722
6/94             $13,276         $10,611
9/94             $15,560         $11,428
12/94            $16,469         $11,511
3/95             $18,927         $12,607
6/95             $23,086         $13,845
9/95             $27,536         $15,102
12/95            $23,501         $15,790
3/96             $22,651         $16,638
6/96             $23,429         $17,696
9/96             $24,964         $18,334
12/96            $26,819         $19,441
3/97             $26,198         $19,545
6/97             $30,483         $23,242
9/97             $35,511         $24,989
12/97            $30,523         $25,368
3/98             $34,486         $29,212
6/98             $36,066         $30,538
9/98             $31,352         $27,764
12/98            $38,898         $35,187
3/99             $42,710         $37,424
6/99             $43,746         $38,864
9/99             $40,909         $37,441
12/99            $49,958         $46,855
3/00             $57,100         $50,194
6/00             $53,620         $48,838
9/00             $48,924         $46,212
12/00            $44,416         $36,348
3/01             $39,744         $28,751
6/01             $38,228         $31,172
9/01             $31,391         $25,121
12/01            $35,344         $28,925
3/02             $33,998         $28,176
6/02             $29,484         $22,915
9/02             $24,929         $19,467
12/02            $25,612         $20,859
3/03             $25,736         $20,637
6/03             $30,602         $23,589
9/03             $32,445         $24,512
12/03            $36,941         $27,065
3/04             $37,751         $27,277
6/04             $38,455         $27,806
9/04             $37,388         $26,353
12/04            $41,356         $28,770
3/05             $41,058         $27,594
6/05             $41,530         $28,274
9/05             $45,154         $29,409
12/05            $46,036         $30,284

      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: May 12, 1992.

4 The Russell 1000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000(R) Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

6 The Nasdaq Composite Index measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.

7 The Dow Jones Industrial Average is an unmanaged market capitalization weighted index of 30 actively traded blue-chip stocks. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.

                                                      WWW.RSINVESTMENTS.COM | 27

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28 | CALL 1-800-766-FUND

                          THE INFORMATION AGE FUND(R)

           TARGETING INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR

                                [PHOTOS OMITTED]

                                  STEVE BISHOP
                              Co-Portfolio Manager
                               For bio see page 6

                                 WENDELL LAIDLEY
                              Co-Portfolio Manager
                               For bio see page 6

                                 ALLISON THACKER
                              Co-Portfolio Manager
                               For bio see page 7

THE INFORMATION AGE FUND(R)

INVESTMENT STYLE

--------------------------------------
LARGE-CAP          MID-CAP   SMALL-CAP
--------------------------------------
 VALUE              BLEND     GROWTH
--------------------------------------

FUND PHILOSOPHY THE INFORMATION AGE FUND(R) SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION BY AGGRESSIVELY INVESTING IN COMPANIES PRINCIPALLY WITHIN THE INFORMATION TECHNOLOGY SECTOR. THE FUND IS DESIGNED FOR INVESTORS WHO BELIEVE THAT AGGRESSIVE INVESTMENT IN THESE COMPANIES PROVIDES SIGNIFICANT OPPORTUNITY FOR CAPITAL APPRECIATION.

INVESTMENT PROCESS The Information Age Fund(R) seeks long-term capitaL appreciation from growth-oriented technology companies. We will own companies of any market capitalization in technology but tend to focus on smaller- to mid-cap companies as they tend to have the best growth characteristics. We use fundamental, bottom-up research combined with quantitative screens to drive our investment process. We are looking for significant long-term revenue growth (at least 15% annually) from new emerging technology products or markets. We will occasionally invest in down-and-out companies that have had temporary missteps, with the belief that they will return to fast growth over the intermediate to longer term. The Fund is primarily for risk-oriented investors with a high tolerance for volatility.

PERFORMANCE For the year, The Information Age Fund(R) was up 2.06% versus the Goldman Sachs Technology Composite Index 4, which was up 1.54%. For the fourth quarter, the Fund returned 2.70% versus the Goldman Sachs Technology Composite Index which was up 2.77%.

PORTFOLIO REVIEW Overall 2005 was a mixed year for technology stocks as there were both winners and losers in most tech sectors. The winners tended to focus on specific emerging subsectors such as GPS (global positioning systems for navigation), MP3 (Apple iPods and Nanos), NAND flash memory (new applications such as cell phones), video gaming (Xbox and handhelds), Internet search (Google (5.09% of assets as of 12/31/05)), flat-screen TVs (LCD), and IP video (telecom carriers preparing to launch video services).

In the hardware and semiconductor sector, the Fund's strongest performer was M-Systems Flash Disk Pioneers (4.77%). This has been a large, long-term holding for the Fund that has finally started to pay off. Overall demand for NAND-based flash memory was strong while the supply tightened significantly as many consumer electronics devices (such as MP3 players) shifted from hard-drive technology to flash memory, soaking up all of the excess supply. We believe M-Systems also has a new, very large emerging opportunity in cell phones as many 3G and feature-rich cell phones adopt NAND-based flash memory. We expect M-Systems to have another great year in 2006 as revenues should grow more than 40% and gross margins should improve as they take advantage of new incremental NAND capacity, lowering their primary raw materials costs. At roughly 20 times next year's earnings-per-share (EPS) and EPS growth of nearly 50%, we feel the stock continues to have solid upside potential.


30 | CALL 1-800-766-FUND

SiRF Technology (0.00%) was also a strong winner for the Fund. SiRF is the leading manufacturer of GPS semiconductor and software solutions. Sales of portable handheld GPS units (made by Tom Tom, Garmin, and others) grew more than 70% in 2005 and should grow another 50% in 2006. We believe that GPS functionality in cell phones will be a key driver in late 2006. The stock was up over 130% in 2005, and we took the opportunity to sell our position as it reached our target price. We are monitoring the company and its stock price closely because we are interested in buying it back at potentially lower prices.

Mindspeed Technologies (0.00%) was a poor performer for the Fund; it stumbled earlier in the year as demand for its voice-over-IP and telecom semiconductors was below plan. Mindspeed missed its revenue target, and EPS breakeven was pushed out until the middle of 2006. Although the company appeared to have good technology, we thought it best to cut our losses and look for greener pastures elsewhere. Research In Motion (0.00%) and Palm (0.00%) were also underper-formers for the Fund. Our thesis of fast growth in the mobile computing industry was overshadowed by negative company-specific events: the
slower-than-expected    ramp-up   of   Palm's   new   Treo   product   and   the
slower-than-expected subscriber growth at Research In Motion, which was also mired in a litigation battle for most of the year, casting a negative shadow over the shares.

Despite a short-term fundamental hiccup related to an inventory overhang in LCD monitors, we are more bullish than ever on our large position in O2Micro International (5.50%). The company has spent the past two years developing and getting design wins for new power management products, gaining share in LCD TV and successfully defending intellectual property. We believe that O2Micro is poised to reap the benefits in 2006. We believe the revenues should grow 25% to 30%, and EPS should grow in excess of 130%. If we are correct, the stock has material upside from these prices.

Our holding in Google was our largest contributor to performance in 2005. Google had a significant weighting in the portfolio for most of the year, and the stock appreciated from $200 per share early in 2005 to more than $400 by the end of the year. Despite Google's relatively large revenue base (over $1.5 billion in revenues in third quarter 2005) and its more than 50% share of the global search market, the company grew revenues more than 70% year-over-year in 2005. This made it one of the world's fastest-growing companies, despite its large market-cap, and it became a core holding for the Fund. We continue to own Google going into 2006 because we believe it has tremendous opportunities internationally, where the company has a higher market share of the search industry than in the United States but where it has historically made fewer profits as the industry was less mature.

Greenfield Online (0.00%) was a negative performer for the Fund in 2005 as the online market research industry had a very difficult year. Both Greenfield and its competitor Harris Interactive (0.00%) saw a significant deterioration of their business fundamentals and revenue growth. Additionally, Greenfield's merger with Ciao, which was supposed to accelerate its growth in European markets, actually resulted in tremendous

                                                      WWW.RSINVESTMENTS.COM | 31
confusion among the sales force and some major technical problems as the company began to combine the two panelist databases. We sold the position due to a loss of confidence in the management team, and the CEO has subsequently been replaced.

In the software and services sector, our best-performing stock was MICROS Systems (0.96%), which provides enterprise applications for the hospitality and retail verticals. Besides enjoying market leadership in the restaurant vertical, MICROS has demonstrated great success in the hotel vertical, where strengthening global economies and improving occupancy rates are enabling hotels to spend more on IT infrastructure. MICROS is having great success in winning standardization deals with large multinational chains, which has provided greater visibility into future revenue streams. One such example is InterContinental Hotels Group:
MICROS is installing its products at 3,500 InterContinental sites over a four- to five-year period. We think the hotel vertical should grow faster than the company's overall business and carries higher gross margins (due to a higher mix of software versus hardware revenue), which should enable MICROS to deliver better than 20% revenue growth while expanding operating margins toward the 20% range over the longer term.

Another strong contributor to performance was Salesforce.com (0.00%), a pioneer in the trend toward on-demand applications (or "software as a service"), where software is delivered over the Internet via a Web browser (rather than installed on a client's device). Salesforce.com is addressing the large customer relationship management segment of the broader applications market; and, while expanding its market share in the sales force automation segment, it is entering adjacent segments such as e-service and e-marketing. Salesforce.com has thrived by initially targeting small- and medium-sized businesses, where adoption and penetration rates are expected to increase significantly; and its business model emphasizes a high degree of repeat business, so cash flow is much higher than reported earnings. As Salesforce.com achieved our price target toward year-end, we elected to realize gains.

Sonic Solutions (0.00%) was our worst-performing software position as the company lowered guidance, which negated our thesis that the stock was attractively valued relative to its projected revenue growth and potential earnings. Although the company's DVD authoring and editing franchise remains solid, execution challenges related to the acquisition of Roxio's consumer software business, combined with poor forecasting by management of intrayear seasonality, resulted in poor stock performance. Another weak performer was Altiris (0.00%), which failed to achieve its organic revenue and earnings guidance targets very early in the year. Uncertainty regarding the sustainable organic growth rate combined with a more challenging competitive environment (Hewlett-Packard (0.00%) and Microsoft (0.00%) suggested that its fundamentals were deteriorating. We sold both stocks out of the portfolio.

OUTLOOK We believe that 2006 will be similar to 2005: Stock picking will be tantamount. The


32 | CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

Google, Inc.                                                               2.89%
--------------------------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd.                                         2.85%
--------------------------------------------------------------------------------
SiRF Technology Holdings, Inc.                                             1.46%
--------------------------------------------------------------------------------
Redback Networks, Inc.                                                     0.97%
--------------------------------------------------------------------------------
Apple Computer, Inc.                                                       0.84%
--------------------------------------------------------------------------------
MICROS Systems, Inc.                                                       0.77%
--------------------------------------------------------------------------------
JAMDAT Mobile, Inc.                                                        0.75%
--------------------------------------------------------------------------------
Salesforce.com, Inc.                                                       0.70%
--------------------------------------------------------------------------------
MicroStrategy, Inc.                                                        0.69%
--------------------------------------------------------------------------------
Verisity Ltd.                                                              0.66%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

InfoSpace, Inc.                                                           -1.69%
--------------------------------------------------------------------------------
Sonic Solutions                                                           -1.22%
--------------------------------------------------------------------------------
Greenfield Online, Inc.                                                   -1.11%
--------------------------------------------------------------------------------
ZipRealty, Inc.                                                           -1.08%
--------------------------------------------------------------------------------
eBay, Inc.                                                                -1.05%
--------------------------------------------------------------------------------
Altiris, Inc.                                                             -1.00%
--------------------------------------------------------------------------------
Novatel Wireless, Inc.                                                    -0.79%
--------------------------------------------------------------------------------
Jupitermedia Corp.                                                        -0.76%
--------------------------------------------------------------------------------
O2Micro International Ltd.                                                -0.73%
--------------------------------------------------------------------------------
Mindspeed Technologies, Inc.                                              -0.72%
--------------------------------------------------------------------------------

consumer will likely contribute again with similar emerging trends, such as LCD TVs, Bluetooth, GPS, wireless broadband, and wireless gaming. We believe corporate balance sheets are very strong, and we could see a wave of spending as corporations upgrade their technology infrastructures (networking, storage, and software applications) to drive productivity improvements. We think telecom spending could also pick up as the triple-play theme (voice, video, and data) could emerge more significantly. Also voice-over-IP spending paused somewhat in 2005 and could reemerge in 2006. We expect continued volatility but believe that the technology markets should have an upward bias.

Thank you for investing with us.

/s/ Steve Bishop                                            /s/ Wendell Laidley

Steve Bishop                                                Wendell Laidley
Co-Portfolio Manager                                        Co-Portfolio Manager

/s/ Allison Thacker

Allison Thacker
Co-Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

      Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and
      Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements, and changing customer demands.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2005.

                                                      WWW.RSINVESTMENTS.COM | 33

ASSETS UNDER MANAGEMENT: $90.0 million

SECTOR ALLOCATION 1

   0.0%   Autos and Transportation
  27.2%   Consumer Discretionary
   0.0%   Consumer Staples
   1.1%   Financial Services
   0.0%   Health Care
   0.0%   Integrated Oils
   0.0%   Materials and Processing
   0.0%   Other Energy
   4.5%   Producer Durables
  63.9%   Technology
   0.5%   Utilities
   0.0%   Other
   2.8%   Cash

DATA AS OF DECEMBER 31, 2005

TOP TEN HOLDINGS 2

O2Micro International Ltd.                                                 5.50%
--------------------------------------------------------------------------------
Google, Inc.                                                               5.09%
--------------------------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd.                                         4.77%
--------------------------------------------------------------------------------
WebEx Communications, Inc.                                                 3.33%
--------------------------------------------------------------------------------
PDF Solutions, Inc.                                                        3.08%
--------------------------------------------------------------------------------
Informatica Corp.                                                          2.94%
--------------------------------------------------------------------------------
JAMDAT Mobile, Inc.                                                        2.86%
--------------------------------------------------------------------------------
Wind River Systems, Inc.                                                   2.59%
--------------------------------------------------------------------------------
SRA International, Inc.                                                    2.45%
--------------------------------------------------------------------------------
Digitas, Inc.                                                              2.42%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                                  3-Year       5-Year      10-Year     Annualized          Total
                                                     1-Year   Annualized   Annualized   Annualized   Return Since   Return Since
                                               Total Return       Return       Return       Return    Inception 3    Inception 3
---------------------------------------------------------------------------------------------------------------------------------
The Information Age Fund(R)                            2.06%       29.38%       -2.60%       10.17%          9.25%        145.03%
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Technology Composite Index 4             1.54%       16.97%       -7.43%        8.49%          7.83%        114.74%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                                     4.88%       14.37%        0.52%        9.05%          9.35%        147.36%
---------------------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/15/95

                                                Goldman Sachs
             The Information    S&P 500(R)  Technology Composite
               Age Fund(R)        Index 5        Index 4

11/15/95         $10,000         $10,000         $10,000
12/95             $9,300         $10,398         $9,503
3/96              $9,340         $10,958         $9,988
6/96             $10,710         $11,442         $10,950
9/96             $11,790         $11,801         $11,904
12/96            $11,785         $12,788         $12,971
3/97             $10,351         $13,130         $12,548
6/97             $12,276         $15,415         $15,245
9/97             $15,982         $16,571         $18,076
12/97            $12,509         $17,053         $15,979
3/98             $14,269         $19,430         $18,925
6/98             $14,958         $20,059         $20,241
9/98             $13,421         $18,069         $19,341
12/98            $19,040         $21,925         $26,969
3/99             $22,114         $23,009         $29,886
6/99             $24,637         $24,626         $34,067
9/99             $26,959         $23,086         $35,835
12/99            $43,072         $26,535         $50,860
3/00             $50,522         $27,132         $58,896
6/00             $47,345         $26,410         $53,710
9/00             $42,134         $26,153         $48,483
12/00            $27,959         $24,107         $31,585
3/01             $22,679         $21,249         $22,875
6/01             $22,532         $22,487         $26,214
9/01             $14,913         $19,178         $16,887
12/01            $21,776         $21,236         $22,524
3/02             $18,763         $21,292         $20,872
6/02             $12,649         $18,430         $15,076
9/02             $8,378          $15,257         $10,980
12/02            $11,315         $16,533         $13,419
3/03             $12,379         $16,021         $13,338
6/03             $16,635         $18,490         $16,321
9/03             $19,423         $18,964         $18,168
12/03            $22,375         $21,264         $20,618
3/04             $23,364         $21,647         $20,384
6/04             $23,245         $22,026         $20,743
9/04             $20,262         $21,594         $18,440
12/04            $24,009         $23,585         $21,147
3/05             $20,997         $23,083         $19,285
6/05             $22,465         $23,400         $19,550
9/05             $23,859         $24,243         $20,896
12/05            $24,503         $24,736         $21,474

      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception  date:  November  15,  1995.

4 The Goldman Sachs Technology Composite Index ("GS Index") is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. The GS Index has replaced the PSE Technology 100 Index (which is a priceweighted index modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within advanced technology fields) as the Fund's comparative index because RS Investments believes the GS Index is more representative of the Fund's likely investment universe. For the 1-Year, 5-Year, and Since Inception periods ended December 31, 2004, the average annual total returns of the PSE Technology 100 Index were 11.73%, -4.33%, and 15.71%, respectively.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


34 | CALL 1-800-766-FUND

                            RS INTERNET AGE FUND(R)

 INVESTING IN COMPANIES LIKELY TO BENEFIT FROM THE DEVELOPMENT OF THE INTERNET

                                [PHOTOS OMITTED]

                                  STEVE BISHOP
                              Co-Portfolio Manager
                               For bio see page 6

                                WENDELL LAIDLEY
                              Co-Portfolio Manager
                               For bio see page 6

                                ALLISON THACKER
                              Co-Portfolio Manager
                               For bio see page 7

RS INTERNET AGE FUND(R)

INVESTMENT STYLE

-------------------------------
LARGE-CAP   MID-CAP   SMALL-CAP
-------------------------------
  VALUE      BLEND      GROWTH
-------------------------------

FUND PHILOSOPHY THE RS INTERNET AGE FUND(R) SEEKS LONG-TERM CAPITAL APPRECIATION BY IDENTIFYING HIGH-QUALITY COMPANIES AND BUSINESS MODELS IN EMERGING AND RAPID-GROWTH SECTORS, WHOSE PROSPECTS ARE LIKELY TO BENEFIT FROM THE DEVELOPMENT OF THE INTERNET. INVESTMENT CRITERIA INCLUDE INCREASING MARKET SHARE, HIGH MARGIN POTENTIAL, A PROPRIETARY ADVANTAGE, AND A MANAGEMENT TEAM ABLE TO LEVERAGE THAT ADVANTAGE. WE CONDUCT FUNDAMENTAL RESEARCH, INCLUDING EXTENSIVE TRAVEL AND FREQUENT VISITS WITH COMPANY MANAGEMENT TEAMS. WE SEEK TO ADAPT
QUICKLY TO INDUSTRY DEVELOPMENTS. THE FUND IS INTENDED FOR INVESTORS WITH LONG-TERM INVESTMENT HORIZONS.

INVESTMENT PROCESS The RS Internet Age Fund(R) seeks long-term capital appreciation from companies that we believe are likely to benefit from the development of the Internet. We will own companies of any market capitalization, in or outside the United States, particularly if they are leaders in their market segments. We have historically invested a significant portion of the Fund in small- to mid-cap companies because they often have the best growth characteristics. We use fundamental, bottom-up research combined with quantitative screens to drive our investment process. We are looking for significant long-term revenue growth (at least 15% annually) and may invest in companies outside of the technology sector if we believe them to be primary beneficiaries of the development of the Internet. We will occasionally invest in down-and-out companies that have had temporary missteps, with the belief that they will return to fast growth over the intermediate to longer term. The Fund is primarily for risk-oriented investors with a high tolerance for volatility.

PERFORMANCE Overall 2005 was good for the RS Internet Age Fund.(R) The Fund was up 7.93%, whereas its benchmark, TheStreet.com Internet Sector (DOT(SM)) Index(4), was up 0.97%; and the Goldman Sachs Technology Index 5 was up 1.54%. The fourth quarter was particularly strong for the Fund, which was up 5.43%; the DOT Index was up 3.43%, and the Goldman Sachs Technology Index was up 2.77%.

PORTFOLIO REVIEW We saw strong performances from our online advertising, consumer hardware, and Active Server Pages (ASP) software companies. Our e-commerce investments were relatively weak during 2005.

During 2005 our largest contributor to performance was Google (6.84% of assets as of 12/31/05). We had a significant weighting in the portfolio for most of the year, and the stock appreciated from $200 per share early in 2005 to more than $400 by the end of the year. Despite Google's relatively large revenue base (over $1.5 billion in revenues in third quarter 2005) and its more than 50% share of the global search market, the company grew revenues more than 70% year-over-year in 2005. This made Google one of the world's fastest-growing companies, despite its large market-cap, and it became a core holding for the Fund. We continue to own Google going into 2006 because


36 | CALL 1-800-766-FUND
we believe it has tremendous opportunities internationally, where the company has a higher market share of the search industry than the United States but where it has historically made fewer profits as the industry was less mature.

ValueClick (2.06%) was another significant contributor to performance in 2005. The company, which has merged with FastClick, has benefited from the growth of e-commerce and the adoption of online advertising by more-traditional U.S.
companies. When we began hearing that online companies were increasingly adopting affiliate marketing as a core marketing technique, we believed that ValueClick's Commission Junction unit would be a big winner as the number one player in that market. Affiliate marketing connects small Web publishers (and their Web site users) with e-commerce companies that would like to sell goods and services to those users. We have recently trimmed our position in ValueClick due to its strong appreciation.

The e-commerce subsector was difficult for us in 2005. Early in the year, our position in eBay (0.00%) hurt the Fund as eBay's growth rate slowed and investors lost confidence in its ability to continue to grow faster than 25% annually. This led to multiple contractions for eBay as well as other e-commerce positions in the Fund. We also suffered losses in InfoSpace (3.11%), a name that had been a key contributor to the Fund's 2004 performance. In retrospect, we believe InfoSpace grew margins and cash flow too quickly in 2004 and under-invested in new products and management to drive growth in 2005 and beyond. We believe that InfoSpace is now reinvesting in the business and that its efforts will drive improved results later in 2006.

In the Internet software and services sector, our best-performing stock was Salesforce.com (0.00%), a pioneer in the trend toward on-demand applications (or "software as a service"), where software is delivered over the Internet via a Web browser (rather than installed on a client's device). Salesforce.com is addressing the large customer relationship management segment of the broader applications market; and, while expanding its market share in the sales force automation segment, it is entering adjacent segments such as e-service and e-marketing. Salesforce.com has thrived by initially targeting small- and medium-sized businesses, where adoption and penetration rates are expected to increase significantly; and its business model emphasizes a high degree of repeat business, so cash flow is much higher than reported earnings. As Salesforce.com achieved our price target toward year-end, we elected to realize gains.

WebSideStory (1.25%) was also a positive contributor to performance. The company is benefiting from the same strong industry factors that are driving the revenue increases at companies like Google and ValueClick. WebSideStory provides software tools for Web advertisers to track the effectiveness of their online advertising campaigns. As companies spending with Google rise, and they use more-diverse forms of advertising ranging from search to affiliate marketing, these software tools help them keep track of their return on investment. Although Google did launch a free version of Web site analytics for its customers in late 2005, we believe that larger Web advertisers will want a more-sophisticated and customizable offering from a provider like WebSideStory and will not

                                                      WWW.RSINVESTMENTS.COM | 37
want to be completely dependent on Google for both their media placement and their analytics.

Our position in Sonic Solutions (0.00%) hurt the Fund after the company issued a weak third-quarter report and lowered guidance for the next two quarters. Despite an exciting new initiative in the DVD download and burn market, we believe Sonic's core business is weak. A change in the merchandising of software at Dell's Web site led to lower sell-throughs of Sonic's DVD authoring software. Additionally, the delayed launch of the next generation of HD-DVD formats has slowed Sonic's product lineup for 2006.

In the hardware and semiconductor sector, the strongest performer was M-Systems Flash Disk Pioneers (3.90%), which produces flash disk data storage devices for Internet appliances and network infrastructure equipment. This has been a top holding for the Fund all year and was a significant contributor to performance. Overall demand for flash memory was strong as many consumer electronics devices (such as MP3 players) have shifted from hard-drive technology to flash memory, soaking up all of the excess supply. We think M-Systems also has a new, very large emerging opportunity in cell phones as many 3G and feature-rich cell phones adopt NAND-based flash memory. Overall, we expect M-Systems to have another great year in 2006 as revenues should grow more than 40% and gross margins should improve as they take advantage of new incremental NAND capacity, lowering their primary raw materials costs. At less than 20 times next year's earnings-per-share (EPS) and EPS growth of nearly 50%, we feel the stock continues to have solid upside potential.

We briefly owned Apple (1.16%) in 2004 and recently initiated another small position. The dominance in the iPod and the Apple music store, iTunes, surprised us, and we believe that Apple is likely to continue to dominate this niche in 2006. AudioCodes (1.09%), a maker of voice-over-IP (VoIP) equipment, showed poor performance as major telecom carriers delayed the launch of VoIP services, leading to a revenue and EPS shortfall. Revenues were expected to grow more than 50% in 2005 but were reduced to 40% (still pretty good), and the stock was down approximately 33%. We feel that this was a bit of an overreaction, and we still hold the stock because we think AudioCodes is well positioned at all the major original equipment manufacturers, including Nortel (0.00%), Lucent (0.00%), 3Com (0.00%), and NEC (0.00%). We expect the company to grow nicely again in 2006 (25% or more), and the EPS and the stock price should follow.

OUTLOOK Despite roughly 46% year-over-year earnings and revenue growth for our holdings, the Fund rose only 7.93% for the year. With a price/earnings (P/E) ratio of 31 times on 2006, the Fund is trading at 0.67 times P/E to growth. We believe that there is some room for multiple expansion and that stocks will rise with earnings growth. Large strategic buyers continue to purchase Internet companies at current levels (e.g., eBay's purchase of Shopping.com and Skype; Liberty Media's (0.00%) purchase of Provide Commerce; and News Corp's (0.00%) purchase of Intermix). These private-market purchases show that strategic buyers are still attracted to the growth dynamics of the Internet and find current prices attractive.

There have been no significant changes in our sector weightings in the fourth quarter, and the


38 | CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

Google, Inc.                                                               4.10%
--------------------------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd.                                         2.86%
--------------------------------------------------------------------------------
ValueClick, Inc.                                                           1.41%
--------------------------------------------------------------------------------
Rackable Systems, Inc.                                                     1.28%
--------------------------------------------------------------------------------
Salesforce.com, Inc.                                                       1.11%
--------------------------------------------------------------------------------
aQuantive, Inc.                                                            1.06%
--------------------------------------------------------------------------------
Trident Microsystems, Inc.                                                 1.04%
--------------------------------------------------------------------------------
Verisity Ltd.                                                              0.94%
--------------------------------------------------------------------------------
WebSideStory, Inc.                                                         0.88%
--------------------------------------------------------------------------------
Fastclick, Inc.                                                            0.88%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME+
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

InfoSpace, Inc.                                                           -2.41%
--------------------------------------------------------------------------------
Greenfield Online, Inc.                                                   -1.68%
--------------------------------------------------------------------------------
ZipRealty, Inc.                                                           -1.65%
--------------------------------------------------------------------------------
eBay, Inc.                                                                -1.14%
--------------------------------------------------------------------------------
Sonic Solutions                                                           -1.03%
--------------------------------------------------------------------------------
Novatel Wireless, Inc.                                                    -0.92%
--------------------------------------------------------------------------------
51jobs, Inc.                                                              -0.83%
--------------------------------------------------------------------------------
Digital River, Inc.                                                       -0.82%
--------------------------------------------------------------------------------
Jupitermedia Corp.                                                        -0.74%
--------------------------------------------------------------------------------
Shanda Interactive Entertainment Ltd.                                     -0.67%
--------------------------------------------------------------------------------

Fund remains positioned with a majority of our holdings in companies directly benefiting from the growth of the Internet. Compared with the DOT Index, with only 23 holdings, the Fund continues to be more diversified, with a focus on faster-growing and often smaller-cap companies. This was a stock picker's year as individual names both dramatically outperformed and underper-formed the Index. We believe that 2006 is likely to be similar to 2005 and that investment returns will be achieved through finding the strongest, best-positioned companies.

Thank you for investing with us.

/s/ Steve Bishop        /s/ Wendell Laidley

Steve Bishop            Wendell Laidley
Co-Portfolio Manager    Co-Portfolio Manager

/s/ Allison Thacker

Allison Thacker
Co-Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

      Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and
      Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements, and changing customer demands.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2005.

                                                      WWW.RSINVESTMENTS.COM | 39

ASSETS UNDER MANAGEMENT: $85.2 million

SECTOR ALLOCATION 1

   0.0%   Autos and Transportation
  46.5%   Consumer Discretionary
   0.0%   Consumer Staples
   1.7%   Financial Services
   0.0%   Health Care
   0.0%   Integrated Oils
   0.0%   Materials and Processing
   0.0%   Other Energy
   2.0%   Producer Durables
  46.1%   Technology
   0.5%   Utilities
   0.0%   Other
   3.2%   Cash

DATA AS OF DECEMBER 31, 2005

TOP TEN HOLDINGS 2

Google, Inc.                                                               6.84%
--------------------------------------------------------------------------------
O2Micro International Ltd.                                                 5.47%
--------------------------------------------------------------------------------
JAMDAT Mobile, Inc.                                                        4.47%
--------------------------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd.                                         3.90%
--------------------------------------------------------------------------------
aQuantive, Inc.                                                            3.40%
--------------------------------------------------------------------------------
Digitas, Inc.                                                              3.35%
--------------------------------------------------------------------------------
InfoSpace, Inc.                                                            3.11%
--------------------------------------------------------------------------------
Yahoo! Inc.                                                                3.09%
--------------------------------------------------------------------------------
PDF Solutions, Inc.                                                        2.94%
--------------------------------------------------------------------------------
Digital River, Inc.                                                        2.78%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                                    3-Year       5-Year     Annualized          Total
                                                       1-Year   Annualized   Annualized   Return Since   Return Since
                                                 Total Return       Return       Return    Inception 3    Inception 3
----------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund(R)                                  7.93%       33.38%        3.51%         -4.08%        -22.40%
----------------------------------------------------------------------------------------------------------------------
TheStreet.com Internet Sector (DOT(SM)) Index 4          0.97%       34.91%       -6.89%        -21.60%        -77.27%
----------------------------------------------------------------------------------------------------------------------
Goldman Sachs Technology Composite Index 5               1.54%       16.97%       -7.43%        -10.81%        -50.17%
----------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 6                                       4.88%       14.37%        0.52%         -0.32%         -1.91%
----------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 12/1/99

                      TheStreet.com     Goldman Sachs
       RS Internet   Internet Sector     Technology       S&P 500(R)
       Age Fund(R)  (DOT(SM)) Index 4  Composite Index 5   Index 6

12/1/99  $10,000         $10,000            $10,000         $10,000
12/99    $12,180         $12,477            $11,803         $10,522
3/00     $14,300         $11,965            $13,668         $10,759
6/00     $12,010         $9,098             $12,465         $10,473
9/00     $10,820         $7,712             $11,252         $10,371
12/00    $6,530          $3,249             $7,330          $9,560
3/01     $4,790          $2,423             $5,309          $8,427
6/01     $5,940          $2,644             $6,084          $8,917
9/01     $3,750          $1,287             $3,919          $7,605
12/01    $5,760          $2,085             $5,227          $8,421
3/02     $5,220          $1,687             $4,844          $8,443
6/02     $3,620          $1,038             $3,499          $7,308
9/02     $2,380          $731               $2,548          $6,050
12/02    $3,270          $926               $3,114          $6,556
3/03     $3,510          $977               $3,095          $6,353
6/03     $4,800          $1,317             $3,788          $7,332
9/03     $5,680          $1,445             $4,216          $7,520
12/03    $6,580          $1,654             $4,785          $8,432
3/04     $6,900          $1,745             $4,731          $8,584
6/04     $6,830          $1,915             $4,814          $8,734
9/04     $5,980          $1,799             $4,279          $8,563
12/04    $7,190          $2,251             $4,908          $9,353
3/05     $6,300          $2,002             $4,476          $9,154
6/05     $6,730          $2,056             $4,537          $9,279
9/05     $7,360          $2,198             $4,849          $9,614
12/05    $7,760          $2,273             $4,983          $9,809

      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: December 1, 1999.

4 TheStreet.com Internet Sector (DOT(SM)) Index is an unmanaged, equal dollar-weighted index composed of leading companies involved in Internet commerce, service, and software. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.

5 The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, the index does not incur fees and expenses.

6 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


40 | CALL 1-800-766-FUND

                          RS MIDCAP OPPORTUNITIES FUND

      SEEKING GROWTH IN MID-CAP COMPANIES WHILE ATTEMPTING TO MODERATE RISK

                                 [PHOTO OMITTED]

                                  JOHN WALLACE
                                Portfolio Manager
                               For bio see page 7

RS MIDCAP OPPORTUNITIES FUND

INVESTMENT STYLE

-------------------------------
LARGE-CAP   MID-CAP   SMALL-CAP
-------------------------------
  VALUE      BLEND     GROWTH
-------------------------------

FUND PHILOSOPHY THE RS MIDCAP OPPORTUNITIES FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL GROWTH BY INVESTING PRINCIPALLY IN MID-CAP COMPANIES. OUR FLEXIBLE, BOTTOM-UP APPROACH IS BASED ON VALUE RECOGNITION AND TREND ANALYSIS. WE LOOK FOR WELL-MANAGED COMPANIES WITH IMPROVING FUNDAMENTALS THAT MAY BE POSITIONED FOR GROWTH. OUR FORMULA FOR LONG-TERM SUCCESS ALSO INCLUDES A DISCIPLINED APPROACH TO MANAGING RISK: LOSSES ARE MINIMIZED QUICKLY, AND WE CONSTANTLY LOOK FOR ATTRACTIVE OPPORTUNITIES.

INVESTMENT PROCESS We seek capital appreciation through the active management of growth-oriented companies (those with market capitalizations between $1.5 billion and up to 120% of the largest stock in the Russell Midcap(R) Index 6). We attempt to identify a catalyst that will drive earnings growth (such as new management, new products, and new markets) through the use of quantitative screens and bottom-up fundamental research. This Fund is designed for investors who aim to capture upside performance of the asset class with less volatility than many growth portfolios.

PERFORMANCE The RS MidCap Opportunities Fund gained 2.07% in the fourth quarter versus a gain of 3.44% for its primary benchmark, the Russell Midcap(R) Growth Index 4. The much-anticipated year-end rally failed to materialize despite declines in energy prices, a strong economy, and reasonable valuations.

In 2005 mid-caps were the place to be. Over the past 12 months, the Fund gained 9.52% versus a gain of 12.10% for the benchmark. The majority of our underperformance came from poor stock picking in health care and financial services. Throughout the year our energy and technology stocks added positive performance. Although we underperformed the Russell Midcap Growth Index, we did much better than most market indexes for 2005: the S&P 500(R) Index 5 was up 4.88%, the Nasdaq Composite Index 7 was up 1.37%, and the Dow Jones Industrial Average 8 was up 1.66%.

PORTFOLIO REVIEW Throughout 2005, U.S. economic activity was quite strong, and gross domestic product grew more than 3.5% for the past four quarters. The Fund was positioned to benefit from that growth, and the most significant sector shift in the last quarter was a reduction in our utility holdings.

Energy stocks did well in 2005 as crude prices climbed more than 40% and natural gas prices were up about 80% over last year. In fact, the Fund benefited greatly from an overweight in energy stocks. We believe that the energy cycle will continue to gradually mature, and we see further opportunities in 2006. The major risk to our thesis is commodity prices. We believe that declines in hydrocarbon prices affect energy stocks negatively. This was borne out in the fourth quarter, as oil prices declined some $10, from $68 per barrel to about $58 at year-end.


42 | CALL 1-800-766-FUND

Part of our success in the fourth quarter and for the year was a function of good stock selection in the technology sector. In previous quarters we had been building our positions in Avid Technology (1.93% of assets as of 12/31/05) and Advanced Micro Devices (1.54%). Avid, which develops software and hardware for digital media production and distribution, is in the forefront of several new product launches that could lead to better-than-expected earnings in 2006. The stock was a big contributor to fourth-quarter performance, and we see further upside. Advanced Micro Devices manufactures microprocessors and flash memory products for desktop PCs, laptops, and servers. Its new product launches have allowed it to gain market share versus Intel (0.00%) and other competitors.

Reliant Energy (0.00%) hurt performance in the last quarter. Our faith in management's ability was shaken when it reduced guidance on scheduled asset sales, and cash flow numbers were much larger than expected. This lowered our price target dramatically, and we sold the entire position and moved on. The quarter was also marred by our investment in Refco (0.00%). This financial services company provided execution and clearing services for exchange-traded derivatives and was also a prime broker. In early October it was alleged that Refco's CEO may have misappropriated customer loans and funds. After we took our losses and sold the position, customer defections and legal and regulatory issues forced the company to declare Chapter 11.

OUTLOOK We continue to believe the bull market that began in March 2003 is still in effect. At this part of the economic cycle, we have yet to see the much-predicted "soft spot." The Federal Reserve Board again raised rates twice in the fourth quarter; and since June 2004 the federal funds rate has gone from 1% to 4.25% in an effort to keep the economy from overheating. We believe that a pause or a halt to rate hikes would be good for equities.

Valuations continue to affirm our belief that the risk/reward ratio is still very positive for equities. Equities move with the direction of earnings, which remain positive. We believe that profit growth for many mid-cap companies will come in better than most analysts expect. Mid-cap earnings momentum has not faded much over the past four quarters.

Currently, the S&P 500 Index is trading at about 16 times 2006 estimates. Our basic premise is that corporate earnings will grow 5% to 8% in the next 12 months. By comparison the RS MidCap Opportunities Fund is trading at about 19.2 times next year's earnings estimates. We think that growth companies (growing faster than the market and the economy) may begin to reestablish leadership away from value stocks.

Although there are not yet conclusive signs, consumer spending may begin to lag due to rising interest rates, high energy prices, and higher credit card payments. The housing and auto outlooks have also deteriorated. We will continue to monitor stock movements and sector rotation, keeping in mind that the stock market is a leading economic indicator and typically turns down six to nine months before the economy. A focus on the most fundamentally outstanding stocks

                                                      WWW.RSINVESTMENTS.COM | 43

GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

SanDisk Corp.                                                              1.23%
--------------------------------------------------------------------------------
Southwestern Energy Co.                                                    1.10%
--------------------------------------------------------------------------------
Ultra Petroleum Corp.                                                      0.75%
--------------------------------------------------------------------------------
National-Oilwell Varco, Inc.                                               0.66%
--------------------------------------------------------------------------------
Express Scripts, Inc.                                                      0.64%
--------------------------------------------------------------------------------
Arch Coal, Inc.                                                            0.60%
--------------------------------------------------------------------------------
Advanced Micro Devices, Inc.                                               0.60%
--------------------------------------------------------------------------------
BJ Services Co.                                                            0.53%
--------------------------------------------------------------------------------
Alamosa Holdings, Inc.                                                     0.50%
--------------------------------------------------------------------------------
Marvell Technology Group Ltd.                                              0.48%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME+
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

Refco, Inc.                                                               -1.02%
--------------------------------------------------------------------------------
Gemstar-TV Guide International, Inc.                                      -1.01%
--------------------------------------------------------------------------------
InfoSpace, Inc.                                                           -0.62%
--------------------------------------------------------------------------------
AMERIGROUP Corp.                                                          -0.42%
--------------------------------------------------------------------------------
Cytyc Corp.                                                               -0.40%
--------------------------------------------------------------------------------
Palm, Inc.                                                                -0.34%
--------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.                                                 -0.33%
--------------------------------------------------------------------------------
Valeant Pharmaceuticals International                                     -0.32%
--------------------------------------------------------------------------------
Avaya, Inc.                                                               -0.32%
--------------------------------------------------------------------------------
Emdeon Corp.                                                              -0.28%
--------------------------------------------------------------------------------

combined with a patient outlook is necessary for success in the current market environment.

As a fellow shareholder of the Fund, I remain focused and committed to our investment goal: long-term capital growth.

Thank you for your continued confidence and support.

/s/ John Wallace

John Wallace
Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

      Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2005.


44 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $218.8 million

SECTOR ALLOCATION 1

   4.7%   Autos and Transportation
  16.9%   Consumer Discretionary
   2.2%   Consumer Staples
   9.7%   Financial Services
  16.0%   Health Care
   0.0%   Integrated Oils
   4.3%   Materials and Processing
  10.8%   Other Energy
   4.9%   Producer Durables
  19.8%   Technology
   2.5%   Utilities
   4.0%   Other
   4.2%   Cash

DATA AS OF DECEMBER 31, 2005

TOP TEN HOLDINGS 2

Avid Technology, Inc.                                                      1.93%
--------------------------------------------------------------------------------
Cimarex Energy Co                                                          1.91%
--------------------------------------------------------------------------------
Walter Industries, Inc.                                                    1.82%
--------------------------------------------------------------------------------
Advanced Micro Devices, Inc.                                               1.54%
--------------------------------------------------------------------------------
NeuStar, Inc.                                                              1.49%
--------------------------------------------------------------------------------
JetBlue Airways Corp.                                                      1.48%
--------------------------------------------------------------------------------
SanDisk Corp.                                                              1.48%
--------------------------------------------------------------------------------
Scientific Games Corp.                                                     1.43%
--------------------------------------------------------------------------------
Advanced Medical Optics, Inc.                                              1.43%
--------------------------------------------------------------------------------
BJ Services Co.                                                            1.43%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                      3-Year       5-Year      10-Year     Annualized          Total
                                         1-Year   Annualized   Annualized   Annualized   Return Since   Return Since
                                   Total Return       Return       Return       Return    Inception 3    Inception 3
---------------------------------------------------------------------------------------------------------------------
RS MidCap Opportunities Fund               9.52%       22.26%        2.95%       11.12%         11.83%        222.68%
---------------------------------------------------------------------------------------------------------------------
Russell Midcap(R) Growth Index 4          12.10%       22.70%        1.38%        9.27%          9.55%        160.01%
---------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                         4.88%       14.37%        0.52%        9.05%          9.72%        164.44%
---------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 7/12/95

                RS MidCap       Russell Midcap(R)
           Opportunities Fund    Growth Index 4

7/12/95          $10,000             $10,000
9/95             $10,760             $10,519
12/95            $11,240             $10,718
3/96             $12,200             $11,409
6/96             $13,330             $11,835
9/96             $13,340             $12,237
12/96            $13,956             $12,591
3/97             $13,526             $12,132
6/97             $15,216             $13,917
9/97             $17,850             $15,865
12/97            $17,082             $15,429
3/98             $19,103             $17,270
6/98             $18,396             $17,260
9/98             $15,907             $14,378
12/98            $19,071             $18,185
3/99             $20,416             $18,806
6/99             $23,567             $20,765
9/99             $22,358             $19,726
12/99            $29,773             $27,512
3/00             $35,178             $33,324
6/00             $30,409             $30,856
9/00             $30,540             $31,634
12/00            $27,905             $24,280
3/01             $25,533             $18,189
6/01             $27,162             $21,133
9/01             $19,928             $15,258
12/01            $23,995             $19,387
3/02             $22,979             $19,045
6/02             $19,617             $15,567
9/02             $16,569             $12,893
12/02            $17,658             $14,074
3/03             $17,924             $14,072
6/03             $21,383             $16,711
9/03             $23,052             $17,908
12/03            $26,221             $20,086
3/04             $27,212             $21,057
6/04             $27,479             $21,278
9/04             $26,656             $20,357
12/04            $29,462             $23,195
3/05             $28,543             $22,807
6/05             $29,293             $23,590
9/05             $31,615             $25,135
12/05            $32,268             $26,001

      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: July 12, 1995.

4     The    Russell     Midcap(R)     Growth     Index    is    an    unmanaged
      market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

6 The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

7 The Nasdaq Composite Index measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

8 The Dow Jones Industrial Average is an unmanaged market capitalization weighted index of 30 actively traded blue-chip stocks. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

                                                      WWW.RSINVESTMENTS.COM | 45

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46 | CALL 1-800-766-FUND

                         RS SMALLER COMPANY GROWTH FUND

         FOCUSING ON COMPANIES WITH MARKET CAPS OF $1.5 BILLION OR LESS

                                 [PHOTO OMITTED]

                                 BILL WOLFENDEN
                                Portfolio Manager
                               For bio see page 7

RS SMALLER COMPANY GROWTH FUND

INVESTMENT STYLE

-------------------------------
LARGE-CAP   MID-CAP   SMALL-CAP
-------------------------------
  VALUE      BLEND      GROWTH
-------------------------------

FUND PHILOSOPHY THE RS SMALLER COMPANY GROWTH FUND INVESTS PRINCIPALLY IN SMALLER GROWTH COMPANIES. THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN COMPANIES WITH MARKET CAPITALIZATIONS OF $1.5 BILLION OR LESS. WE SEEK SMALLER COMPANIES THAT WE BELIEVE HAVE THE POTENTIAL FOR LONG-TERM CAPITAL APPRECIATION BASED ON SUPERIOR OR NICHE PRODUCTS OR SERVICES, OPERATING CHARACTERISTICS, MANAGEMENT, OR OTHER FACTORS. THE FUND MAY AT TIMES INVEST A SUBSTANTIAL PORTION OF ITS ASSETS IN TECHNOLOGY COMPANIES.

INVESTMENT PROCESS Our objective is long-term capital appreciation. We seek to identify small, rapidly growing companies with revenue and earnings growth of at least 20% that we believe have the potential to become leaders in emerging industries. We generate ideas for the portfolio using a hands-on, bottom-up research approach. We look for small, rapidly growing companies with market-capitalizations under $1.5 billion. Next, we conduct fundamental business analysis, focusing on a company's earnings, operating and pretax margins, return on equity, balance sheets, accounting, and management. Management interviews are considered a critical part of our decision-making process. We believe that a small company's success depends largely on its management's ability to execute a logical business plan and to remain responsive to changing business fundamentals. Only after a stock passes our criteria will we consider it for purchase. We add positions to the portfolio methodically, on a stock-by-stock basis. Additionally, we develop a trading strategy for a new stock, weighing its valuation, trading pattern, and general market conditions. We maintain strict diversification guidelines for the portfolio, and we seek to limit our position in any one holding to 3% of the Fund. We monitor individual holdings, using a proprietary valuation model and follow the portfolio positions closely, keeping an ongoing dialogue with company management.

PERFORMANCE The stock market and small-cap stocks continued their strong run in 2005. After two strong years in 2003 and 2004, this was a nice follow-on to what is now a multiyear small-cap rally. The RS Smaller Company Growth Fund performed well in 2005, gaining 6.74% compared with 4.15% for its benchmark, the Russell 2000(R) Growth Index 4. I am pleased with this relative outperformance versus the benchmark and am encouraged to have finished in the top half relative to our peers. While I am happy with this year's 6.74% return, I remind investors that I am taking a two- to five-year investment time horizon and am pleased to report that the Fund also has strong three- and five-year performance results.

PORTFOLIO REVIEW The overall economy was positive for small stocks. Despite high oil prices and consistent interest rate hikes by the Federal Reserve Board, consumers continued to spend and corporations started spending after a three- to four-year hiatus. This spending combined with continued productivity gains drove gross domestic product (GDP) growth of around 4%. Many small companies also went through tremendous downsizing and restructuring during the recession, which positioned them for significant


48 | CALL 1-800-766-FUND
operating leverage as the economy recovered. As a result of this backdrop, a number of our holdings experienced rapid earnings and revenue growth over the past year.

The Fund's outperformance was driven by strong stock selection among four sectors: technology, consumer, materials and processing, and energy. Three top industries -- semiconductors, communications technology, and commercial services --each had returns significantly higher than the benchmark. In the case of semiconductors, the Fund booked some nice gains early in the year to lock in the performance for that industry. The Fund was negatively impacted by health care which had horrible stock selection as well as producer durables -- both sectors were underweighted. Some of the poorly performing names included InfoSpace (0.00% of assets as of 12/31/05), QLT (0.00%), VaxGen (0.00%), and Design Within Reach (0.00%). Historically, the Fund has had strong performance in the health care sector, but 2005 was very disappointing. I have repositioned the holdings in this sector over the past couple months and hope to have much better attribution from this important growth sector in 2006.

It was rewarding to see a number of our long-term holdings -- Jos. A. Bank Clothiers (1.03%), M-Systems Flash Disk Pioneers (1.09%), j2 Global Communications (1.60%), and Oil States International (0.97%) -- among the top contributors in 2005. Some of our other top holdings included: Spectranetics (0.90%), Tower Group (0.65%), Chemed (0.00%), and Optimal Group (1.88%). The best of these came from the "Class of 2004" -- companies that we put into the Fund last year. We constantly try to turn over new rocks and replenish the portfolio with tomorrow's great growth companies. This discipline helps us keep the Fund fresh and adapt to whatever sectors might present growth opportunities.

We pride ourselves on our research process and our belief in our ability to understand companies we invest in better than the competition does. Our long-term philosophy (a two- to five-year investment time horizon) seems old-fashioned in today's myopic market, but we are staying steadfast with this approach and truly believe that hands-on research prevails in the long run. This process truly benefited our shareholders in 2005.

We think we have found an undiscovered gem in Synplicity (1.22%), a supplier of software solutions that enable the rapid and effective design of complex, high-performance semiconductors. Synplicity's tools provide cost, performance, and time-to-market benefits by simplifying, improving, and automating key functions for chip designers. The transition from 0.13 micron and above to 90 nanometers (nm) and below will represent an enormous opportunity for Synplicity's structured application-specific integrated circuit (ASIC) solutions. As the industry comes down (the size curve), it becomes more and more expensive and complicated to use traditional cell-based ASIC design platforms. To design chips at 90 nm and below could cost between $30 million and $90 million with traditional methods. Using structured ASIC, the cost could be less than 20% of this price. Gartner Group estimates a 62% compound annual growth rate in structured ASIC design starts through 2008. Synplicity has most of the key vendors locked up in partnerships, so we think it is nicely positioned to take advantage of this large

                                                      WWW.RSINVESTMENTS.COM | 49
opportunity over the next few years. The company is under Wall Street's radar, but we anticipate rapid sales and earnings growth over the next few years that will help put Synplicity on the map.

We think that recently purchased Amerisafe (1.16%) is going to be a significant contributor to the Fund's returns in 2006. Amerisafe is a small regional workers' compensation insurer focused primarily in the construction, trucking, and logging industries. The wind is at Amerisafe's back in 2006, due partly to an improved pricing environment in its target markets coupled with a lack of new industry capacity and a favorable trend of lower-loss costs, which has helped boost margins. In addition, a massive rebuilding effort in the Southeast should provide some stimulus in the construction and logging verticals. Amerisafe has been conservatively strengthening reserves in recent years, which has helped its balance sheet, and its recent IPO has provided capital to grow the business in its attractive niche. We look for Amerisafe to expand margins further in 2006 and believe that the result will be a large increase in earnings leverage and hopefully an expanded valuation.

OUTLOOK Historically, rising interest rates and rapidly rising oil prices have been bad for small companies, but small-caps overcame these events in 2005. Stocks also persevered through major hurricanes, continued unrest in Iraq, and sporadic worldwide terrorist activities. If interest rates can stabilize and oil prices can decline or moderate, 2006 could be another solid year for small-cap stocks. As I have mentioned in prior letters, the Fund is not dependant on positive macro events and is structured for a flat to modestly positive GDP. The portfolio holds companies offering unique products, services, and/or business models that can grow sales and earnings by creating new markets or capturing market share. Stabilized interest rates and declining oil prices, however, would likely be an additional benefit to the Fund's holdings.

Looking to 2006 I am optimistic that the RS Smaller Company Growth Fund can continue its history of outperformance. We believe our process works over the long term, which we think is reflected in our long-term results.

As a fellow shareholder, I thank you for your continued confidence and support.

/s/ Bill Wolfenden

Bill Wolfenden
Portfolio Manager


50 | CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

Tower Group, Inc.                                                          0.85%
--------------------------------------------------------------------------------
The Spectranetics Corp.                                                    0.85%
--------------------------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd.                                         0.65%
--------------------------------------------------------------------------------
Jos. A. Bank Clothiers, Inc.                                               0.64%
--------------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                                                 0.62%
--------------------------------------------------------------------------------
Optimal Group, Inc.                                                        0.60%
--------------------------------------------------------------------------------
Marchex, Inc.                                                              0.57%
--------------------------------------------------------------------------------
Chemed Corp.                                                               0.56%
--------------------------------------------------------------------------------
Microsemi Corp.                                                            0.52%
--------------------------------------------------------------------------------
Oil States International, Inc.                                             0.50%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME+
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

InfoSpace, Inc.                                                           -0.74%
--------------------------------------------------------------------------------
Design Within Reach, Inc.                                                 -0.68%
--------------------------------------------------------------------------------
Mercury Computer Systems, Inc.                                            -0.48%
--------------------------------------------------------------------------------
Ashworth, Inc.                                                            -0.48%
--------------------------------------------------------------------------------
Cash America International, Inc.                                          -0.46%
--------------------------------------------------------------------------------
Infocrossing, Inc.                                                        -0.45%
--------------------------------------------------------------------------------
QLT, Inc.                                                                 -0.44%
--------------------------------------------------------------------------------
Orange 21, Inc.                                                           -0.43%
--------------------------------------------------------------------------------
America Service Group, Inc.                                               -0.41%
--------------------------------------------------------------------------------
Kforce, Inc.                                                              -0.37%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

      Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2005.

                                                      WWW.RSINVESTMENTS.COM | 51

ASSETS UNDER MANAGEMENT: $242.1 million

SECTOR ALLOCATION 1

   3.5%   Autos and Transportation
  22.8%   Consumer Discretionary
   0.0%   Consumer Staples
  12.0%   Financial Services
  18.1%   Health Care
   0.0%   Integrated Oils
   3.0%   Materials and Processing
   5.6%   Other Energy
   2.6%   Producer Durables
  26.7%   Technology
   0.0%   Utilities
   0.0%   Other
   5.7%   Cash

DATA AS OF DECEMBER 31, 2005

TOP TEN HOLDINGS 2

Optimal Group, Inc.                                                        1.88%
--------------------------------------------------------------------------------
Scientific Games Corp.                                                     1.77%
--------------------------------------------------------------------------------
Equinix, Inc.                                                              1.71%
--------------------------------------------------------------------------------
FirstService Corp.                                                         1.70%
--------------------------------------------------------------------------------
j2 Global Communications, Inc.                                             1.60%
--------------------------------------------------------------------------------
Central Garden & Pet Co.                                                   1.48%
--------------------------------------------------------------------------------
Rollins, Inc.                                                              1.46%
--------------------------------------------------------------------------------
PrivateBancorp, Inc.                                                       1.39%
--------------------------------------------------------------------------------
KKR Financial Corp.                                                        1.38%
--------------------------------------------------------------------------------
McGrath Rentcorp                                                           1.36%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                    3-Year       5-Year     Annualized          Total
                                       1-Year   Annualized   Annualized   Return Since   Return Since
                                 Total Return       Return       Return    Inception 3    Inception 3
-----------------------------------------------------------------------------------------------------
RS Smaller Company Growth Fund          6.74%       25.61%        5.51%         12.63%        205.16%
-----------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index 4          4.15%       20.93%        2.28%          4.69%         53.76%
-----------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                      4.88%       14.37%        0.52%          8.67%        118.14%
-----------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 8/15/96

       RS Smaller     Russell 2000(R)
     Company Growth       Growth
          Fund            Index 4

8/15/96  $10,000         $10,000
9/96     $10,570         $10,794
12/96    $11,000         $10,822
3/97     $10,200         $9,687
6/97     $12,570         $11,388
9/97     $15,990         $13,315
12/97    $14,350         $12,223
3/98     $16,570         $13,676
6/98     $15,420         $12,890
9/98     $11,630         $10,008
12/98    $14,260         $12,374
3/99     $14,410         $12,166
6/99     $17,190         $13,960
9/99     $16,560         $13,273
12/99    $22,340         $17,706
3/00     $29,880         $19,349
6/00     $27,540         $17,923
9/00     $28,430         $17,211
12/00    $23,333         $13,735
3/01     $20,299         $11,646
6/01     $23,885         $13,740
9/01     $19,228         $9,882
12/01    $25,273         $12,467
3/02     $23,265         $12,223
6/02     $19,854         $10,304
9/02     $14,481         $8,087
12/02    $15,399         $8,694
3/03     $14,544         $8,357
6/03     $18,807         $10,375
9/03     $22,094         $11,461
12/03    $24,779         $12,915
3/04     $26,464         $13,636
6/04     $25,886         $13,648
9/04     $25,007         $12,828
12/04    $28,589         $14,762
3/05     $26,714         $13,755
6/05     $28,335         $14,233
9/05     $29,931         $15,133
12/05    $30,516         $15,376

      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: August 15, 1996.

4 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


52 | CALL 1-800-766-FUND

                        RS GLOBAL NATURAL RESOURCES FUND

    FOCUSING PRIMARILY ON COMPANIES IN NATURAL RESOURCES INDUSTRIES WORLDWIDE

                                [PHOTOS OMITTED]

                                  ANDREW PILARA
                                Portfolio Manager
                               For bio see page 8

                                 MACKENZIE DAVIS
                              Co-Portfolio Manager
                               For bio see page 8

RS GLOBAL NATURAL RESOURCES FUND

INVESTMENT STYLE

----------------------------------------
LARGE-CAP         MID-CAP      SMALL-CAP
----------------------------------------
  VALUE            BLEND        GROWTH
----------------------------------------

FUND PHILOSOPHY THE RS GLOBAL NATURAL RESOURCES FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN COMPANIES PRINCIPALLY ENGAGED IN THE DISCOVERY, DEVELOPMENT, PRODUCTION, OR DISTRIBUTION OF NATURAL RESOURCES; THE DEVELOPMENT OF TECHNOLOGIES FOR THE PRODUCTION OR EFFICIENT USE OF NATURAL RESOURCES; OR THE FURNISHING OF RELATED SUPPLIES OR SERVICES.

INVESTMENT PROCESS Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of the company's cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We  subscribe  to  Benjamin  Graham's  statement  in THE  INTELLIGENT  INVESTOR:
"Investment is most intelligent when it is most business-like." Our security analysis is better defined as business analysis in that we concentrate on a company's business model, specifically focused on the evaluation of unit-level economics. We attempt to understand the value drivers and analyze the relationships among the three financial statements: balance sheet, funds flow statement, and income statement. We believe that the stock price will track a company's ability to generate excess return -- that is, economic value -- over the long term. Our time horizon is two to three years. And, we are willing to be patient in anticipation of the market bearing out our thesis.

We actively manage risk -- which we define as a permanent loss of capital -- by continuously assessing the risk/return profile of our investments. All portfolio managers and analysts on the RS Value Team are evaluated according to how much money their investments lose. We believe that if you lose less in down markets, the law of compounding returns will create wealth over the long term. We establish asymmetrical risk/reward parameters when initiating a position, looking for multiples of reward per unit of risk. As value investors, the most critical element of our process is the establishment of a margin of safety, which comes from buying businesses at a significant discount to their warranted value. In the natural resources field, we are unwilling to employ the forward price curve to estimate future commodity prices and instead attempt to identify a mid-cycle price that is sustainable on a long-term basis.

As fellow investors in the RS Global Natural Resources Fund, we ask that you not expect returns similar to those achieved over the past few years, which we view to be unsustainable. We remain focused on optimizing rather than attempting to maximize returns.

PERFORMANCE The RS Global Natural Resources Fund generated returns of 0.11% for the fourth quarter of 2005 and 42.23% for the full year. More importantly, the Fund's annualized three- and five-year returns are 39.55% and 26.19%, respectively.


54 | CALL 1-800-766-FUND

For these same time periods, we mostly outperformed the Fund's benchmark, the Lipper Natural Resources Index 4, which was down 0.83% for the fourth quarter and returned 46.41% for the one-year period, 35.72% for the three-year period, and 15.18% for the five-year period. We will continue to manage the Fund with an eye toward generating sustainable long-term results while protecting our shareholders' capital. Sector allocation as of December 31, 2005, is as follows: independent exploration and production - 30.2%; integrated exploration and production - 7.8%; energy services-17.6%; coal-8.2%; metals, mining and processing-18.2%; utilities-7.5%; industrials-1.5%; agriculture-0.5%; and cash-8.5%.

PORTFOLIO REVIEW Paramount Resources (3.77% of assets as of 12/31/05, gaining 137% for the year ended 12/31/05) was a significant contributor to the Fund's full year performance. Our investment thesis, which remains unchanged, is based on the company's asset base, which we believe is not yet properly valued by the marketplace. Current production, while hampered by wet weather, is solid and is expected to exit 2005 near the 25,000 barrel per day target (perhaps delayed to January 2006). Paramount has a number of development opportunities, which we believe will add significant value going forward. Production from the core West Kaybob and Grande Prairie areas is expected to grow more than four times from fiscal year 2005 to fiscal year 2007 as management continues to develop the region's multizone potential. Paramount holds upward of 1 billion barrels of potential oil sands development, whose value, based on existing transactions, has moved from $0.15/barrel to in excess of $1/barrel. The company is expected to drill 25% more wells in its Horseshoe Canyon coal bed methane project during 2006, with material upside on tighter down spacing (one well per 80 acres versus the current plan of one well per 160 acres) as well as conventional discoveries beneath the coal seams. We believe there are development opportunities in the Bakken/Birdbear play along the Montana/North Dakota border, and there are a deep well being drilled in West Liard to delineate a potential 650bcf* gas pool and major land positions along the Mackenzie Valley Pipeline.

Paramount's management team has a history of value creation, distributing to shareholders the Paramount Energy Trust entity in 2003 (with mature northeast Alberta assets) and then Trilogy Trust in 2005 (with the long-lived Kaybob fields), so we are confident in the company's track record and capital discipline. Paramount is a good example of what we look for in an investment. There is nothing remarkable about the valuation one way or the other if you use traditional price-to-cash-flow or price-to-earnings (P/E) metrics. The story changes materially, however, when one takes into account management's track record of value creation, the magnitude of the land base the company has accumulated, and the capital and operating efficiencies of those properties. Paramount does not require $10/mmbtu** gas or $60/barrel oil to generate attractive returns; THE INVESTMENT IS NOT PREDICATED ON THE COMMODITY PRICE, which is helpful because we cannot tell you where the commodity is going with any degree of accuracy.

A name we have mentioned previously, and which we believed had a similar profile to Paramount on a much larger scale, is EnCana

                                                      WWW.RSINVESTMENTS.COM | 55

(0.00%, gaining 59% for the year ended 12/31/05). Due to a combination of valuation issues and concerns regarding realized capital efficiencies versus those projected by management, we exited the position in the fourth quarter. With regard to valuation, the stock reacted positively to rumors of an impending sale, which ultimately failed to materialize. While we are always happy to listen to offers for one of our positions, takeouts are never the impetus for an investment; and when a company approaches what we believe to be its warranted value, it is a candidate for sale absent an improvement in fundamentals. In EnCana's case we were also concerned that results from the company's multitude of unconventional development projects were not consistent with our expectations, and, in fact, returns on capital would likely deteriorate without a significant, sustained increase in the commodity price. Thus two of our "sell" criteria -- attainment of warranted value and the potential for a deteriorating return profile -- were met. Although we are usually "early" in our sales, the commitment to our investment discipline requires us to constantly measure return potential versus risk; and in this case, we believed that we were facing a challenging risk/return profile that we could not justify.

We remain constructive on the energy service sector because we believe that utilization and day rates will remain robust even at substantially lower commodity prices. Key Energy Services (2.72%, up 14%) was a positive contributor to the Fund over the course of 2005, and we believe that we will see continued strong results over the next 24 months. The company has a leading position in the U.S. well service business and a smaller but highly profitable niche in pressure pumping -- both of which are witnessing double-digit price improvements. Furthermore, Key Energy Services is able to reinvest its free cash flow back into its business at very attractive rates of return. We entered the position in 2004, after the announcement that the company would be unable to file audited financials due to questions about balance sheet entries following a number of acquisitions. A new CEO, Dick Alario, was brought in to address the issues and, despite a lack of clarity regarding earnings, we feel reasonably confident about the cash flow characteristics of the capital base, which we believe are much more relevant when attempting to discern the economics of the business. We believe that the short-term questions about earnings and depreciation schedules have provided us with an opportunity to buy a solid suite of assets run by a savvy management team at very attractive levels.

The worst-performing investment in the Fund was Alcan (0.00%). Our initial investment thesis was premised on the expectations of improving returns following the spinout of its rolled-sheet division, now known as Novelis. We were also encouraged by management's implementation of an economic-value-added capital allocation and compensation scheme, particularly given the company's history of mediocre returns. What we failed to fully appreciate, however, was the impact of rising input costs and management's inability to offset this cost inflation with improved operating efficiencies; we exited the position as a result. We remain constructive on aluminum and have made our investment via Century Aluminum (1.73%), which has the highest leverage to changes in the commodity price and is in the midst of a


56 | CALL 1-800-766-FUND
structural improvement on the industry cost curve via its expansion of the Nordural facility in Iceland.

Another core position in the Fund is PPL Corporation (2.69%), a merchant energy producer with utility distribution systems in the Northeast, the United Kingdom, and Chile. PPL's generation footprint is primarily coal and nuclear, which we believe provides a key long-term advantage in regions where gas-fired electric plants are setting the marginal price. Most of its contracted power will be rerated in 2010, and in the meantime we think the management team has put together a very credible mid-term program to drive significant cash flow expansion and dividend growth. It is these types of investment opportunities, where a structural change occurs concomitant with a well-conceived management plan, that allow us to allocate our shareholders' capital with a degree of comfort over a multi-year time horizon.

Gold has received significant attention from investors and in the financial press over the past few months. Investing in gold companies is typically difficult for us because the commodity price is generally a function of economic considerations versus long-term supply/demand fundamentals. In addition, many gold companies justify their capital investment programs using what we consider absurdly low discount rates ranging from 0% to 5%. At the moment Goldcorp (1.00%) is our main investment in the space because of its asset base, attractive growth profile, and highly competitive cost position. In the fourth quarter, we were able to increase our exposure to Goldcorp via an investment in Virginia Gold Mines (1.04%), which Goldcorp acquired, as well as retain an interest in an exploration company called New Virginia. As we have stated in the past, we seek to invest our shareholders' capital in good businesses as opposed to making simple commodity bets, and in Goldcorp we believe we have done just that.

Finally, we remain constructive on the domestic steam coal market and in particular those coal companies with exposure to the Powder River Basin (PRB). Despite appreciating 105%, 125%, and 66%, respectively, in 2005, Peabody Energy (2.02%), Arch Coal (2.04%), and Foundation Coal (2.04%) remain core holdings in the Fund. We continue to believe that fundamentals are strong and that valuations are attractive once full credit is given for volumes coming out from under old contracts as well as existing prices for sulfur dioxide emission credits. PRB coal is one of the very few commodities for which we are willing to use prices above current spot levels to make our investment decisions because of the significant disparity among PRB prices, gas prices, and other domestic coal prices on a per-unit-of-delivered-electricity basis.

OUTLOOK The U.S. stock indexes have had excellent performance over the past 10 years, particularly the small- and mid-cap sectors. The remainder of this decade should be more challenging as economic growth slows and corporations find it more difficult to invest in projects whose returns exceed their cost of capital. In such an environment -- in some respects similar to the period between 1974 and 1982 -- good stock picking should be especially rewarded. In addition, global economic cycles will be dominated by China and India rather than by the developed countries' economic cycle. As Chinese citizens move towards middle class status,

                                                      WWW.RSINVESTMENTS.COM | 57
their demands will be multiples of that experienced by the United States after World War II. We believe that there will be numerous investment opportunities in the United States to participate in this new world order and are confident that we have the investment process and the team to meet the challenges ahead.

Specific to this Fund, we remain constructive on the natural resources space over the next three to five years due to continued positive supply/demand dynamics and increasing marginal costs of production, which we believe will result in commodity prices plateauing at levels above the historical average. At the end of 2005, however, we believe that attractive valuations are difficult to identify and are concerned about the likely painful, but transitory effect of substantially lower commodity prices and the aforementioned, and more permanent, impact of cost inflation. Our objective is to identify good COMPANIES at attractive VALUATIONS run by smart and diligent MANAGEMENT TEAMS. As discussed above, warranted value is calculated using mid-cycle commodity prices, and we are not willing to employ more-aggressive, or speculative, forecasts to justify investment. As a result, many of the companies analyzed in this letter will be familiar to longtime shareholders because we continue to believe in their cash flow and return profiles. Regardless of whether they have been significant contributors or detractors in the past, we expect them to be stalwarts going forward.

We will continue to use these commentaries as an opportunity to communicate our objectives and principles. Our long-term goal is to be considered one of the top value investment teams. This means optimizing long-term returns for our shareholders. For us, being among the best involves not only achieving our investment hurdles but also living our principles:

o     Alignment with shareholders

o     Uncompromising integrity

o     Respect for others

o     Continuous learning

o     A disciplined process

As always, we appreciate your confidence in our investment team and remind you of the long-term view we take toward investing.

/s/ Andrew Pilara        /s/ MacKenzie Davis

Andrew Pilara            MacKenzie Davis

Portfolio Manager        Co-Portfolio Manager


58 | CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

Paramount Resources Ltd.                                                   2.95%
--------------------------------------------------------------------------------
Western Oil Sands, Inc.                                                    2.34%
--------------------------------------------------------------------------------
Talisman Energy, Inc.                                                      2.27%
--------------------------------------------------------------------------------
Compton Petroleum Corp.                                                    2.20%
--------------------------------------------------------------------------------
Ensign Energy Services, Inc.                                               2.15%
--------------------------------------------------------------------------------
Trilogy Energy Trust                                                       2.15%
--------------------------------------------------------------------------------
Teck Cominco Ltd.                                                          2.01%
--------------------------------------------------------------------------------
Trican Well Service Ltd.                                                   1.95%
--------------------------------------------------------------------------------
Falconbridge Ltd.                                                          1.63%
--------------------------------------------------------------------------------
Goldcorp, Inc.                                                             1.60%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

Alcan, Inc.                                                               -0.61%
--------------------------------------------------------------------------------
Wheaton River Minerals Ltd.                                               -0.48%
--------------------------------------------------------------------------------
LionOre Mining International Ltd.                                         -0.34%
--------------------------------------------------------------------------------
Minefinders Corp. Ltd.                                                    -0.30%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                         -0.29%
--------------------------------------------------------------------------------
Fraser Papers, Inc.                                                       -0.28%
--------------------------------------------------------------------------------
Marathon Oil Corp.                                                        -0.27%
--------------------------------------------------------------------------------
Western Canadian Coal Corp.                                               -0.26%
--------------------------------------------------------------------------------
Huntsman Corp.                                                            -0.25%
--------------------------------------------------------------------------------
Dominion Resources, Inc.                                                  -0.24%
--------------------------------------------------------------------------------

 *    Billion cubic feet

**    Million British Thermal Units

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

      Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2005.

                                                      WWW.RSINVESTMENTS.COM | 59

ASSETS UNDER MANAGEMENT: $1.7 billion

SECTOR ALLOCATION 1

   0.0%   Autos and Transportation
   0.0%   Consumer Discretionary
   0.0%   Consumer Staples
   3.2%   Financial Services
   0.0%   Health Care
  15.1%   Integrated Oils
  16.8%   Materials and Processing
  48.7%   Other Energy
   0.2%   Producer Durables
   0.0%   Technology
   7.5%   Utilities
   0.0%   Other
   8.5%   Cash

DATA AS OF DECEMBER 31, 2005

TOP TEN HOLDINGS 2

Compton Petroleum Corp.                                                    4.00%
--------------------------------------------------------------------------------
Paramount Resources Ltd.                                                   3.77%
--------------------------------------------------------------------------------
Trilogy Energy Trust                                                       3.58%
--------------------------------------------------------------------------------
Talisman Energy, Inc.                                                      3.39%
--------------------------------------------------------------------------------
Teck Cominco Ltd.                                                          3.33%
--------------------------------------------------------------------------------
Penn West Energy Trust                                                     3.24%
--------------------------------------------------------------------------------
Ensign Energy Services, Inc.                                               3.16%
--------------------------------------------------------------------------------
Western Oil Sands, Inc.                                                    3.04%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          3.02%
--------------------------------------------------------------------------------
Dominion Resources, Inc.                                                   2.76%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                      3-Year       5-Year      10-Year     Annualized          Total
                                         1-Year   Annualized   Annualized   Annualized   Return Since   Return Since
                                   Total Return       Return       Return       Return    Inception 3    Inception 3
--------------------------------------------------------------------------------------------------------------------
RS Global Natural Resources Fund         42.23%       39.55%       26.19%       14.22%         14.15%        282.50%
--------------------------------------------------------------------------------------------------------------------
Lipper Natural Resources Index 4         46.41%       35.72%       15.18%       14.80%         15.49%        330.29%
--------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                        4.88%       14.37%        0.52%        9.05%          9.35%        147.36%
--------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/15/95

           RS Global           Lipper           S&P 500(R)
       Natural Resources  Natural Resources      Index 5
             Fund              Index 4

11/15/95    $10,000            $10,000            $10,000
12/95       $10,120            $10,824            $10,398
3/96        $11,860            $11,706            $10,958
6/96        $12,330            $12,245            $11,442
9/96        $13,140            $12,705            $11,801
12/96       $14,290            $13,949            $12,788
3/97        $13,340            $13,414            $13,130
6/97        $13,720            $14,793            $15,415
9/97        $14,770            $17,274            $16,571
12/97       $11,840            $16,005            $17,053
3/98        $12,459            $16,610            $19,430
6/98        $11,110            $15,528            $20,059
9/98        $8,614             $13,011            $18,069
12/98       $7,761             $12,305            $21,925
3/99        $8,125             $13,434            $23,009
6/99        $10,403            $15,952            $24,626
9/99        $10,528            $16,114            $23,086
12/99       $9,498             $16,430            $26,535
3/00        $9,842             $18,369            $27,132
6/00        $10,736            $19,072            $26,410
9/00        $11,589            $20,438            $26,153
12/00       $11,953            $21,232            $24,107
3/01        $12,130            $20,185            $21,249
6/01        $12,931            $19,590            $22,487
9/01        $10,965            $16,553            $19,178
12/01       $12,026            $18,561            $21,236
3/02        $13,753            $20,418            $21,292
6/02        $14,471            $19,166            $18,430
9/02        $13,566            $16,009            $15,257
12/02       $14,076            $17,218            $16,533
3/03        $14,065            $17,012            $16,021
6/03        $16,156            $18,694            $18,490
9/03        $16,396            $18,670            $18,964
12/03       $20,006            $21,736            $21,264
3/04        $21,202            $23,208            $21,647
6/04        $21,379            $24,383            $22,026
9/04        $24,573            $27,306            $21,594
12/04       $26,893            $29,398            $23,585
3/05        $29,047            $33,448            $23,083
6/05        $29,678            $34,967            $23,400
9/05        $38,207            $43,391            $24,243
12/05       $38,250            $43,029            $24,736

      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.(beta)

3     Inception date: November 15, 1995.

4 The Lipper Natural Resources Index is an unmanaged equally weighted index of the largest mutual funds in the Lipper Natural Resources category of funds, adjusted for the reinvestment of capital gains distributions and income dividends. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

6 The Goldman Sachs Natural Resources Sector Index is a modified capitalization-weighted index of companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


60 | CALL 1-800-766-FUND

                                RS INVESTORS FUND

     A CONCENTRATED ALL-CAP FUND FOCUSING ON UNDERVALUED COMPANIES WORLDWIDE

                                [PHOTOS OMMITED]

                                  ANDREW PILARA
                                Portfolio Manager
                               For bio see page 8

                                  DAVID KELLEY
                              Co-Portfolio Manager
                               For bio see page 8

                                    JOE WOLF
                              Co-Portfolio Manager
                               For bio see page 8

RS INVESTORS FUND

INVESTMENT STYLE

--------------------------------------
LARGE-CAP       MID-CAP      SMALL-CAP
--------------------------------------
  VALUE          BLEND        GROWTH
--------------------------------------

FUND PHILOSOPHY THE RS INVESTORS FUND SEEKS TO INCREASE SHAREHOLDER CAPITAL OVER THE LONG TERM BY INVESTING IN COMPANIES THAT RS INVESTMENTS BELIEVES ARE
UNDERVALUED. THE FUND INTENDS TO HOLD 20 TO 40 SECURITIES AND INVEST IN VALUE-ORIENTED EQUITIES ACROSS SMALL-, MID-, AND LARGE-MARKET CAPITALIZATIONS.

INVESTMENT PROCESS Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of the company's cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We  subscribe  to  Benjamin  Graham's  statement  in THE  INTELLIGENT  INVESTOR:
"Investment is most intelligent when it is most business-like." Our security analysis is better defined as business analysis in that we concentrate on a company's business model, specifically focused on the evaluation of unit-level economics. We attempt to understand the value drivers and analyze the relationships among the three financial statements: balance sheet, funds flow statement, and income statement. We believe that the stock price will track a company's ability to generate excess return -- that is, economic value -- over the long term. Our time horizon is two to three years. And, we are willing to be patient in anticipation of the market bearing out our thesis.

We actively manage risk -- which we define as a permanent loss of capital -- by continuously assessing the risk/return profile of our investments. All portfolio managers and analysts on the RS Value Team are evaluated according to how much money their investments lose. We believe that if you lose less in down markets, the law of compounding returns will create wealth over the long term. We establish asymmetrical risk/reward parameters when initiating a position, looking for multiples of reward per unit of risk. As value investors the most critical element of our process is the establishment of a margin of safety, which comes from buying businesses at a significant discount to their warranted value.

PERFORMANCE The RS Investors Fund was up 4.40% since its inception this year on November 15th compared to its benchmark, the Russell 3000(R) Index 4, which returned 2.03%.

PORTFOLIO REVIEW There seems to be few, if any, valuation anomalies in the market at present. Our caution around many market segments has led us to try to find more businesses that are not economically sensitive and will not feel the impact of such factors as fuel, interest rates, and the Consumer Price Index. One such investment is Corrections Corporation of America (4.80% of assets as of 12/31/05).

Corrections Corporation of America is the largest owner and operator of private prison facilities and the fifth-largest prison system in the United States. The company operates 63 facilities,


62 | CALL 1-800-766-FUND
housing more than 70,000 beds in 19 states. The prison industry has proven to be noncyclical as general economic downturns have not materially affected industry demand for beds. Additionally, we think there are several highly positive macro dynamics in play for the company. First, as a result of severely constrained budgets, federal, state, and local governments are turning toward private operators to outsource their correctional needs. Private operators have consistently proven that they can build and manage prisons faster, better, and more inexpensively than the various government entities. Second, there is a significant bed shortage in the United States. The federal prison system is operating at 140% of its highest design capacity. Similarly, state prisons are operating at more than 100% of their highest capacity. Finally, demand for beds is accelerating. Demand from several federal agencies (the Federal Bureau of Prisons and the Immigration and Customs Enforcement) is increasing due to such factors as homeland security, border crackdown, and a demographic swell of 18- to 24-year-olds.

We believe these dynamics lead to a highly predictable, stable, and recurring revenue business model. Furthermore, only 7% of the domestic prison beds are currently privatized, and with more than 50% of the market, Corrections Corporation of America is well positioned to capture a disproportionate share of future outsourcing contracts.

Like many of our investments, new management and a significant change in capital allocation philosophy precipitated our investment. In the case of Corrections Corp., the prior management was focused on earnings-per-share (EPS) growth and thus speculatively built a number of prisons without a clear path toward filling the beds. The company nearly collapsed and was resurrected in late 2000 by new management John Ferguson and Irv Lingo. Since then the company has had a clear focus on improving return on invested capital (ROIC) by first and foremost filling the existing beds. Due to the fixed-cost nature of the facilities, filling additional beds has very high incremental margins. As we look to the next couple of years, we believe that Corrections Corp. will be able to fill the 7,000 available beds in the system. The company is also focused on expanding existing facilities to meet the needs of existing and new customers and developing new facilities in response to anticipated demand and specific customer requests. We believe Corrections Corp. has done a great job of fortifying its balance sheet and is approaching all new capital allocation projects with strict ROIC metrics. Additionally, we are confident that management will make significant strides in improving ROIC by addressing its real estate strategy (Corrections Corp. currently owns its facilities). Our due diligence has shown significant levels of interest from real estate partners who are attracted to the highly durable and predictable nature of Corrections Corp.'s cash flows. We believe that significant value can be created by Corrections Corp.'s focusing on managing its facilities and turning to capital partners to own the underlying real estate.

We remain cautious on spread-based businesses because we feel valuations fail to reflect the pressures on future earnings and returns. In particular, we expect the business models of regional banks to experience challenges as loan loss reserve releases approach exhaustion, credit quality

                                                      WWW.RSINVESTMENTS.COM | 63
changes course, and net interest margins compress due to the flattened yield curve. We believe that the valuations of regional banks reflect the recent past rather than the future environment, although we are constructive on capital markets-related businesses as well as "special situations" within insurance. We remain bullish on the investment banks and brokers as excess cash on corporate balance sheets continues to fuel strong mergers-and-acquisitions (M&A) activity. We continue to find opportunities in special situations within the insurance sector -- where a material change has taken place within the business model or where a balance sheet restructuring and the more efficient utilization of capital is not being fully appreciated by the market. Although the losses from hurricane activity in 2005 will be the largest on record for the property and casualty insurance industry, we do not believe that the longer-term fundamentals of the business have changed, and we have not changed our position on the stocks.

Shares of Assurant (2.82%) continue to perform well as investments into higher-return lines of business are beginning to pay off. We believe that management will continue to take steps to improve returns and remains focused on allocating capital in a disciplined manner. The company is generating cash flow well beyond what is necessary to run the business, and we expect that over time management will return this excess capital to shareholders. Given the mix of business, we believe that the company is on its way to generating strong returns, which the market is yet to fully appreciate.

Conseco (2.78%) is an example of a management team that we feel has done an excellent job of significantly improving its capital levels and positioning the company to compete more effectively within its market. In addition, we expect a finalization of the value of its net operating loss, which we believe is not currently reflected in the stock. Since Conseco's emergence from bankruptcy in 2003, management has completed the arduous task of rebuilding its capital position, rightsizing the company, and repricing its existing book of business. We believe that the company is now positioned to improve returns, which is not reflected in current valuations.

We remain constructive on the natural resources space over the next three to five years due to continued positive supply/demand dynamics and increasing marginal costs of production, which will result in commodity prices plateauing at levels above the historical average. At the end of 2005, however, we believed that attractive valuations were difficult to identify and were concerned about the likely painful, but transitory effect of substantially lower commodity prices and the aforementioned, and more permanent, impact of cost inflation. Our objective is to identify good COMPANIES at attractive VALUATIONS run by smart and diligent MANAGEMENT TEAMS. In the commodity space, warranted value is calculated using mid-cycle prices, and we are unwilling to employ more-aggressive, or speculative, forecasts to justify investment.

Paramount Resources (4.62%) was a significant contributor to the Fund's performance. Our investment thesis, which remains unchanged, is based on the company's asset base, which we believe is not yet properly valued by the marketplace. Paramount has a number of development


64 | CALL 1-800-766-FUND
opportunities, which we believe will add significant value going forward. Production from the core West Kaybob and Grande Prairie areas is expected to grow more than four times from fiscal year 2005 to fiscal year 2007 as management continues to develop the region's multizone potential. Paramount holds upward of 1 billion barrels of potential oil sands development, whose value, based on existing transactions, has moved from $0.15/barrel to in excess of $1/barrel. The company is expected to drill 25% more wells in its Horseshoe Canyon coal bed methane project during 2006, with material upside on tighter down spacing (one well per 80 acres versus the current plan of one well per 160 acres) as well as conventional discoveries beneath the coal seams. We believe there are development opportunities in the Bakken/ Birdbear play along the Montana/North Dakota border, and there are a deep well being drilled in West Liard to delineate a potential 650bcf* gas pool and major land positions along the Mackenzie Valley Pipeline.

Paramount's management team has a history of value creation, distributing to shareholders the Paramount Energy Trust entity in 2003 (with mature northeast Alberta assets) and then Trilogy Trust in 2005 (with the long-lived Kaybob fields), so we are confident in the company's track record and capital discipline. Paramount is a good example of what we look for in an investment:
There is nothing remarkable about the valuation one way or the other if you use traditional price-to-cash-flow or price-to-earnings (P/E) metrics. The story changes materially, however, when one takes into account management's track record of value creation, the magnitude of the land base the company has accumulated, and the capital and operating efficiencies of those properties. Paramount does not require $10/mmbtu** gas or $60/barrel oil to generate attractive returns; THE INVESTMENT IS NOT PREDICATED ON THE COMMODITY PRICE, which is helpful because we cannot tell you where the commodity is going with any degree of accuracy.

We remain constructive on the energy service sector because we believe that utilization and day rates will remain robust even at substantially lower commodity prices. Key Energy Services (4.31%), posted double digit gains over the course of 2005, and we believe we will see continued strong results over the next 24 months. The company has a leading position in the U.S. well service business and a smaller but highly profitable niche in pressure pumping -- both of which are witnessing double-digit price improvements. Furthermore, Key Energy Services is able to reinvest its free cash flow back into its business at very attractive rates of return. In 2004 the company announced that it would be unable to file audited financials due to questions about balance sheet entries following a number of acquisitions. A new CEO, Dick Alario, was brought in to address the issues and, despite a lack of clarity regarding earnings, we feel reasonably confident about the cash flow characteristics of the capital base, which we believe are much more relevant when attempting to discern the economics of the business. As such, we entered into the position in the fourth quarter. We believe that the short-term questions about earnings and depreciation schedules have provided us with an opportunity to buy a solid suite of assets run by a savvy management team at very attractive levels.

                                                      WWW.RSINVESTMENTS.COM | 65

OUTLOOK The U.S. stock indexes have had excellent performance over the past 10 years, particularly the small- and mid-cap sectors. We think the remainder of this decade should be more challenging as economic growth slows and corporations find it more difficult to invest in projects whose returns exceed their cost of capital. In such an environment -- in some respects similar to the period between 1974 and 1982 -- stock picking should be especially rewarded. In addition, global economic cycles will be dominated by China and India rather than by the developed countries' economic cycle. As Chinese citizens move toward middle class status, their demands will be multiples of that experienced by the United States after World War II. We believe that there will be numerous investment opportunities in the United States to participate in this new world order and are confident that we have the investment process and the team to meet the challenges ahead.

We will continue to use these commentaries as an opportunity to communicate our objectives and principles. Our long-term goal is to be considered one of the top value investment teams. This means optimizing long-term returns for our shareholders.

For us, being among the best involves not only achieving our investment hurdles but also living our principles:

o     Alignment with shareholders

o     Uncompromising integrity

o     Respect for others

o     Continuous learning

o     A disciplined process

As always, we appreciate your confidence in our investment team and remind you of the long-term view we take toward investing.

/s/ Andrew Pilara        /s/ David Kelley

Andrew Pilara            David Kelley
Portfolio Manager        Co-Portfolio Manager

/s/ Joe Wolf

Joe Wolf
Co-Portfolio Manager


66 | CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the period ended 12/31/05, inception date 11/15/05)

Teck Cominco Ltd.                                                          1.12%
--------------------------------------------------------------------------------
Compton Petroleum Corp.                                                    1.08%
--------------------------------------------------------------------------------
Paramount Resources Ltd.                                                   0.70%
--------------------------------------------------------------------------------
Talisman Energy, Inc.                                                      0.45%
--------------------------------------------------------------------------------
Magellan Health Services, Inc.                                             0.30%
--------------------------------------------------------------------------------
ADVO, Inc.                                                                 0.27%
--------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                                   0.15%
--------------------------------------------------------------------------------
Corrections Corp. of America                                               0.15%
--------------------------------------------------------------------------------
Torchmark Corp.                                                            0.10%
--------------------------------------------------------------------------------
Coinmach Service Corp.                                                     0.09%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the period ended 12/31/05, inception date 11/15/05)

Liberty Global, Inc.                                                      -0.31%
--------------------------------------------------------------------------------
Viacom, Inc.                                                              -0.26%
--------------------------------------------------------------------------------
Key Energy Services, Inc.                                                 -0.22%
--------------------------------------------------------------------------------
Eastman Chemical Co.                                                      -0.21%
--------------------------------------------------------------------------------
Discovery Holding Co.                                                     -0.09%
--------------------------------------------------------------------------------
Regis Corp.                                                               -0.09%
--------------------------------------------------------------------------------
Willis Group Holdings Ltd.                                                -0.08%
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                                 -0.04%
--------------------------------------------------------------------------------
Coinstar, Inc.                                                            -0.03%
--------------------------------------------------------------------------------
Triarc Cos., Inc.                                                          0.00%
--------------------------------------------------------------------------------

 *    Billion cubic feet

**    Million British Thermal Units

 + Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire period or some portion thereof.

      Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2005.

                                                      WWW.RSINVESTMENTS.COM | 67

ASSETS UNDER MANAGEMENT: $49.5 million

SECTOR ALLOCATION 1

   0.0%   Autos and Transportation
  27.7%   Consumer Discretionary
   0.0%   Consumer Staples
  18.4%   Financial Services
   2.8%   Health Care
   4.6%   Integrated Oils
  15.0%   Materials and Processing
  11.6%   Other Energy
   1.4%   Producer Durables
   0.0%   Technology
   4.5%   Utilities
   0.0%   Other
  14.0%   Cash

DATA AS OF DECEMBER 31, 2005

TOP TEN HOLDINGS 2

Teck Cominco Ltd.                                                          4.81%
--------------------------------------------------------------------------------
Corrections Corp. of America                                               4.80%
--------------------------------------------------------------------------------
MI Developments, Inc.                                                      4.65%
--------------------------------------------------------------------------------
Paramount Resources Ltd.                                                   4.62%
--------------------------------------------------------------------------------
Liberty Global, Inc.                                                       4.60%
--------------------------------------------------------------------------------
Torchmark Corp.                                                            4.56%
--------------------------------------------------------------------------------
Compton Petroleum Corp.                                                    4.56%
--------------------------------------------------------------------------------
PPL Corp.                                                                  4.52%
--------------------------------------------------------------------------------
ADVO, Inc.                                                                 4.42%
--------------------------------------------------------------------------------
Viacom, Inc.                                                               4.35%
--------------------------------------------------------------------------------

RS Investors Fund commenced operations on November 15, 2005; therefore, no performance information is included.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: November 15, 2005.

4 Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $386.9 billion to $182.6 million. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


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

                               RS PARTNERS FUND +

              A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY

                                [PHOTOS OMITTED]

                                  ANDREW PILARA
                                Portfolio Manager
                               For bio see page 8

                                  DAVID KELLEY
                              Co-Portfolio Manager
                               For bio see page 8

                                    JOE WOLF
                              Co-Portfolio Manager
                               For bio see page 8

+ RS PARTNERS FUND is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See "Other Information About Purchasing Shares" on page 42 of the Prospectus.

RS PARTNERS FUND

INVESTMENT STYLE

-----------------------------------------
LARGE-CAP        MID-CAP        SMALL-CAP
-----------------------------------------
  VALUE           BLEND          GROWTH
-----------------------------------------

FUND PHILOSOPHY THE RS PARTNERS FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITY SECURITIES -- PRINCIPALLY OF COMPANIES WITH MARKET CAPITALIZATIONS OF UP TO $3 BILLION -- USING A VALUE METHODOLOGY COMBINING BALANCE SHEET ANALYSIS WITH CASH FLOW ANALYSIS.

INVESTMENT PROCESS Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of the company's cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We  subscribe  to  Benjamin  Graham's  statement  in THE  INTELLIGENT  INVESTOR:
"Investment is most intelligent when it is most business-like." Our security analysis is better defined as business analysis in that we concentrate on a company's business model, specifically focused on the evaluation of unit-level economics. We attempt to understand the value drivers and analyze the relationships among the three financial statements: balance sheet, funds flow statement, and income statement. We believe that the stock price will track a company's ability to generate excess return -- that is, economic value -- over the long term. Our time horizon is two to three years. And, as such we are willing to be patient in anticipation of the market bearing out our thesis.

We actively manage risk -- which we define as a permanent loss of capital -- by continuously assessing the risk/return profile of our investments. All portfolio managers and analysts on the RS Value Team are evaluated according to how much money their investments lose. We believe that if you lose less in down markets, the law of compounding returns will create wealth over the long term. We establish asymmetrical risk/reward parameters when initiating a position, looking for multiples of reward per unit of risk. As value investors the most critical element of our process is the establishment of a margin of safety, which comes from buying businesses at a significant discount to their warranted value.

As fellow investors in the RS Partners Fund, we ask that you not expect returns similar to those achieved over the past few years, which we view to be unsustainable. We remain focused on optimizing rather than attempting to maximize returns.

PERFORMANCE The RS Partners Fund was up 11.94% for the year compared with its benchmark, the Russell 2000(R) Value Index 4, which was up 4.71%. The three- and five-year annualized returns for the Fund were 34.70% and 23.63%, respectively, whereas the Index returned 23.18% and 13.55%, respectively.

PORTFOLIO REVIEW There seems to be few if any valuation anomalies in the market at present. Our caution around many market segments has led us to try to find more businesses that are not economically sensitive and will not feel the impact of such factors as fuel, interest rates, and the Consumer Price Index. Two such investments we


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

profile here are Corrections Corporation of America (3.81% of assets as of 12/31/05) and Corinthian Colleges (2.22%).

Corrections Corporation of America is the largest owner and operator of private prison facilities and the fifth-largest prison system in the United States. The company operates 63 facilities, housing more than 70,000 beds in 19 states. The prison industry has proven to be noncyclical as general economic downturns have not materially affected industry demand for beds. Additionally, we think there are several highly positive macro dynamics in play for the company. First, as a result of severely constrained budgets, federal, state, and local governments are turning toward private operators to outsource their correctional needs. Private operators have consistently proven that they can build and manage prisons faster, better, and more inexpensively than the various government entities. Second, there is a significant bed shortage in the United States. The federal prison system is operating at 140% of its highest design capacity. Similarly, state prisons are operating at more than 100% of their highest capacity. Finally, demand for beds is accelerating. Demand from several federal agencies (the Federal Bureau of Prisons and the Immigration and Customs Enforcement) is increasing due to such factors as homeland security, border crackdown, and a demographic swell of 18- to 24-year-olds.

We believe these dynamics lead to a highly predictable, stable, and recurring revenue business model. Furthermore, only 7% of the domestic prison beds are currently privatized, and with more than 50% of the market, Corrections Corporation of America is well positioned to capture a disproportionate share of future outsourcing contracts.

Like many of our investments, new management and a significant change in capital allocation philosophy precipitated our investment. In the case of Corrections Corp., the prior management was focused on earnings-per-share (EPS) growth and thus speculatively built a number of prisons without a clear path toward filling the beds. The company nearly collapsed and was resurrected in late 2000 by new management John Ferguson and Irv Lingo. Since then the company has had a clear focus on improving return on invested capital (ROIC) by first and foremost filling the existing beds. Due to the fixed-cost nature of the facilities, filling additional beds has very high incremental margins. As we look to the next couple of years, we believe that Corrections Corp. will be able to fill the 7,000 available beds in the system. The company is also focused on expanding existing facilities to meet the needs of existing and new customers and developing new facilities in response to anticipated demand and specific customer requests. We believe Corrections Corp. has done a great job of fortifying its balance sheet and is approaching all new capital allocation projects with strict ROIC metrics. Additionally, we are confident that management will make significant strides in improving ROIC by addressing its real estate strategy (Corrections Corp. currently owns its facilities). Our due diligence has shown significant levels of interest from real estate partners who are attracted to the highly durable and predictable nature of Corrections Corp.'s cash flows. We believe that significant value can be created by Corrections Corp.'s focusing on managing its

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

RS PARTNERS FUND (Continued)

facilities and turning to capital partners to own the underlying real estate.

A new position in the Fund is Corinthian Colleges, a post-secondary-education company that provides diploma and degree programs to more than 70,000 students in 24 states. We are attracted to the for-profit education space because we believe that it provides students with an attractive, cost-effective alternative to nonprofits. Benefits include smaller class sizes, accelerated completion times, flexible scheduling, more-relevant and more-practical coursework taught by industry professionals, and a significant cost savings versus nonprofits. The market is large and growing as more and more adults are looking to improve their standing in the workplace. Furthermore, the post-secondary-education companies are not economically sensitive; in fact, some argue that they are countercyclical.

We think the for-profit education business model is among the best in the marketplace, exhibiting exceptional ROIC, favorable working capital dynamics because students pay up front, predictable student patterns, and modest incremental capital requirements. As with many of our investments, new management spurred our interest in the company. Under the old management, Corinthian Colleges grew its school base through several acquisitions and the opening of new schools and branches. We felt the integration and the management of these schools was poorly executed, however, and left Corinthian in the position of having too much real estate, not enough students, inefficient processes, and high employee turnover. The board hired new management in late 2004, and we have been watching Jack Massimino and his team construct their strategic turnaround plan. We believe that the plan is highly credible as they intend to dedicate all time and attention to maximizing the profitability of the existing asset base through cost management and curriculum expansion. We believe that it is a question of WHEN and not IF they return to historic operating margins. In the meantime we believe they have a pristine balance sheet and significant excess free cash flow that the company will use to repurchase shares.

Although the Fund's weighting in financials has increased, we remain very selective with regard to our positioning in the sector. We remain cautious on spread-based businesses because we feel valuations fail to reflect the pressures on future earnings and returns. In particular, we expect the business models of regional banks to experience challenges as loan loss reserve releases approach exhaustion, credit quality changes course, and net interest margins compress due to the flattened yield curve. We believe that the valuations of regional banks reflect the recent past rather than the future environment, although we are constructive on capital markets-related businesses as well as "special situations" within insurance. We remain bullish on the investment banks and brokers as excess cash on corporate balance sheets continues to fuel strong mergers-and-acquisitions (M&A) activity. We continue to find opportunities in special situations within the insurance sector -- where a material change has taken place within the business model or where a balance sheet restructuring and the more efficient utilization of capital is not being fully appreciated by the market. Although the losses from hurricane activity in 2005 will be the largest on record for


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

the property and casualty insurance industry, we do not believe that the longer-term fundamentals of the business have changed, and we have not changed our position on the stocks.

Profiled here are several new financial positions we initiated in late 2005. Lazard Ltd. (1.39%) performed well during the fourth quarter as a result of strength in M&A activity coupled with improved fund flows in its asset management business. Under the leadership of CEO Bruce Wasserstein, Lazard enjoys a global franchise in M&A advisory, which we expect will continue to benefit from strong capital markets as well as a more rationalized expense structure. On a sum-of-parts basis, we feel current valuations give little credit for the advisory operations and only an average multiple for the asset management business. We expect the market to realize the value of this franchise over time as the company continues to execute.

Additionally, we initiated a position in the financial guarantor Assured Guaranty (1.91%) as we believe that its management's business mix shift, eventual ratings upgrade, and excess capital redeployment will improve returns over time. We believe that Assured is poised to become a very strong competitor in the extremely-high-barrier-to-entry financial guarantee space. With a high-quality balance sheet, stable and predictable cash generation, and a valuation that fails to reflect the company's return potential, we believe the shares to be undervalued. We initiated a position in Hanover Insurance Group (3.30%) because we believe that its new management team is in the early stages of restructuring its balance sheet and improving returns. Led by CEO Fred Eppinger, we think the company should continue to reunderwrite its current book of business and exit underperforming lines, which may lead to an improvement in returns that is not currently reflected in the stock's valuation.

We remain constructive on the natural resources space over the next three to five years due to continued positive supply/demand dynamics and increasing marginal costs of production, which will result in commodity prices plateauing at levels above the historical average. At the end of 2005, however, we believed that attractive valuations were difficult to identify, and we were concerned about the likely painful but transitory effect of substantially lower commodity prices and the aforementioned, and more permanent, impact of cost inflation. Our objective is to identify good COMPANIES at attractive VALUATIONS run by smart and diligent MANAGEMENT TEAMS. In the commodity space, warranted value is calculated using mid-cycle prices, and we are unwilling to employ more-aggressive, or speculative, forecasts to justify investment.

Paramount Resources (2.64%) was a significant contributor to the Fund's full-year performance. Our investment thesis, which remains unchanged, is based on the company's asset base, which we believe is not yet properly valued by the marketplace. Paramount has a number of development opportunities, which we believe will add significant value going forward. Production from the core West Kaybob and Grande Prairie areas is expected to grow more than four times from fiscal year 2005 to fiscal year 2007 as management continues to develop the region's multizone potential. Paramount holds upward of 1 billion barrels of potential oil sands development,

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

RS PARTNERS FUND (Continued)

whose value, based on existing transactions, has moved from $0.15/barrel to in excess of $1/barrel. The company is expected to drill 25% more wells in its Horseshoe Canyon coal bed methane project during 2006, with material upside on tighter down spacing (one well per 80 acres versus the current plan of one well per 160 acres) as well as conventional discoveries beneath the coal seams. We believe there are development opportunities in the Bakken/Birdbear play along the Montana/North Dakota border, and there are a deep well being drilled in West Liard to delineate a potential 650bcf* gas pool and major land positions along the Mackenzie Valley Pipeline.

Paramount's management team has a history of value creation, distributing to shareholders the Paramount Energy Trust entity in 2003 (with mature northeast Alberta assets) and then Trilogy Trust in 2005 (with the long-lived Kaybob fields), so we are confident in the company's track record and capital discipline. Paramount is a good example of what we look for in an investment:
There is nothing remarkable about the valuation one way or the other if you use traditional price-to-cash-flow or price-to-earnings (P/E) metrics. The story changes materially, however, when one takes into account management's track record of value creation, the magnitude of the land base the company has accumulated, and the capital and operating efficiencies of those properties. Paramount does not require $10/mmbtu** gas or $60/barrel oil to generate attractive returns; THE INVESTMENT IS NOT PREDICATED ON THE COMMODITY PRICE, which is helpful because we cannot tell you where the commodity is going with any degree of accuracy.

We remain constructive on the energy service sector because we believe that utilization and day rates will remain robust even at substantially lower commodity prices. Key Energy Services (1.00%) appreciated 14% over the course of 2005, and we believe we will see continued strong results over the next 24 months. The company has a leading position in the U.S. well service business and a smaller but highly profitable niche in pressure pumping -- both of which are witnessing double-digit price improvements. Furthermore, Key Energy Services is able to reinvest its free cash flow back into its business at very attractive rates of return. In 2004 the company announced that it would be unable to file audited financials due to questions about balance sheet entries following a number of acquisitions. A new CEO, Dick Alario, was brought in to address the issues and, despite a lack of clarity regarding earnings, we feel reasonably confident about the cash flow characteristics of the capital base, which we believe are much more relevant when attempting to discern the economics of the business. As such, we entered into the position in the fourth quarter. We believe that the short-term questions about earnings and depreciation schedules have provided us with an opportunity to buy a solid suite of assets run by a savvy management team at very attractive levels.

The technology sector has been one of the strongest performers for the Fund in the fourth quarter and for 2005. We see ourselves as "chicken-tech" investors tending to favor sum-of-the-parts, cash flow-oriented companies that we can understand. Such an example and one of the strongest performers for the year is Novell (2.84%), a leading provider of network software and an emerging provider of Linux-based solutions. At the time of purchase, we arrived at a sum-of-the-parts valuation that implied 100% upside to the share price. This analysis


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involved valuing the cash flow associated with the maintenance  revenue streams, the Celerant consulting division, the cash on hand (more than $1 billion of net cash), and the sizable net operating loss. We assigned no value to the emerging Linux initiatives. We love situations in which we believe we are getting a free call option on growth initiatives at a company. Since our initial purchase, Novell has commenced an aggressive cost-cutting program, has moved to shed non-core assets, and has commenced a buyback. Additionally, the company has promoted the head of sales, Ron Hovsepian, to COO, a move we applaud. We believe that there is still significant upside as the company continues to rationalize its asset and cost bases as well as grow the Linux franchise.

The consumer segment of the portfolio continued its recent struggles in the fourth quarter. We have written in past letters about our conservatism surrounding the consumer. We therefore positioned the majority of our consumer exposure in the media, cable, and advertising areas, which we believed would be somewhat less correlated to fuel, wages, and the Consumer Price Index. This move did not work, however, as media valuations continue to compress, resulting in losses at Liberty Global (2.61%). Entering the new year, we retain conviction in this stock and have used the weakness to add to our core position.

Our biggest mistake of the year was our investment in a company familiar to many readers: Blockbuster (0.00%). We have been following the company for years as part of our due diligence work for GameStop (0.00%) and Electronic Boutique (0.00%) -- two large positions over the past few years. We have always believed that Blockbuster had the brand and the real estate to be the winner not only in the movie-rental arena but also in a number of peripheral areas, including video game sales and rental and online rental. In particular, we were intrigued by its video game experience. We found that Blockbuster was able to dedicate a fraction of its square footage to the retailing of video games and simply compress the movie inventory into the remaining space. This reconfiguration resulted in improved same-store sales for the video department and substantial incremental sales from the video games, thereby driving ROIC significantly higher at the unit level. The company was also making good progress in outlining its strategy for online. In our opinion there was zero reason for Netflix (0.00%) to exist if Blockbuster executed.

We commenced our investment when Blockbuster was spun out of Viacom in late 2004. We love spinoffs because there is often dislocation as the spun entity often has characteristics that differ from the parent company. In this case a large-cap, growth-oriented media investor ended up owning a small-cap, value-oriented retail company. As is often the case, significant selling pressure resulted and pushed Blockbuster from the midteens to around $7. Although we were not fond of the fundamentals of the movie-rental industry, when we did our discount cash flow analysis, we arrived at values in the low teens. Said another way, we believed we were getting the growth initiatives for free. We believe there were three coincident events that led to the demise of the investment: (1) Blockbuster eliminated late fees; (2) Hollywood studios had an unprecedented cold streak at the box office; and (3) the company took on significant investments in the online arena. As a result, the company faced a perfect storm that resulted in

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

RS PARTNERS FUND (Continued)

a cash crunch and subsequently triggered default of its bank covenants. A public brawl between the Blockbuster CEO John Antioco and billionaire investor Carl Icahn did not help matters.

Our errors in this investment were threefold. We always talk first about quality of business and second about price. In this case we reversed those priorities. Second, we greatly underestimated the impact of the box office on the rental market as well as the significant working-capital needs of the business. Third, we gave the company too much credit when it decided to eliminate late fees; our gut told us that this strategy did not make sense, but we gave the management the benefit of the doubt. We operate with a strict 15% rule. If an investment is down 15% from cost, we must buy or sell the position. In this case our lack of conviction prohibited us from increasing our investment, and we therefore sold the position.

An additional consumer-oriented name that has yet to live up to its potential is ADVO (2.42%), a marketing service company. ADVO offers an attractive value proposition to advertisers due to its unique ability to target readers at the sub-ZIP code level, which enables advertisers to more efficiently reach their target customers and improve returns on their advertising dollars. We are big believers that these types of offerings will gain significant share from traditional, untargeted advertising media such as newspapers, television, and radio. ADVO's largest cost is postage, and the cost is fixed up to a certain weight of the mailed package. As a result, significant operating leverage exists in the business model, and changes in the top line can fall more or less directly to the bottom line. This leverage obviously works in both directions, and in the fourth quarter of 2005, we saw the company significantly miss numbers as a result of some softness in its core grocery customers as well as some mix shift away from its highest-margin cover wrap product. While we are disappointed that ADVO continues to have operational missteps, our conviction in the company, the team, and the industry remains strong, and we used the weakness to increase our position.

OUTLOOK The U.S. stock indexes have had an excellent performance over the past 10 years, particularly the small- and mid-cap sectors. The remainder of this decade should be more challenging as economic growth slows and corporations find it more difficult to invest in projects whose returns exceed their cost of capital. In such an environment -- in some respects similar to the period between 1974 and 1982 -- good stock picking should be especially rewarded. In addition, global economic cycles will be dominated by China and India rather than by the developed countries' economic cycle. As Chinese citizens move toward middle class status, their demands will be multiples of that experienced by the United States after World War II. We believe that there will be numerous investment opportunities in the United States to participate in this new world order and are confident that we have the investment process and the team to meet the challenges ahead.

We will continue to use these commentaries as an opportunity to communicate our objectives and principles. Our long-term goal is to be considered one of the top value investment teams. This means optimizing long-term returns for our shareholders. For us, being among the best involves not only achieving our investment hurdles but also living our principles:

o     Alignment with shareholders

o     Uncompromising integrity

o     Respect for others


76 | CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED +

Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

Goldcorp, Inc.                                                             2.19%
--------------------------------------------------------------------------------
Peabody Energy Corp.                                                       1.77%
--------------------------------------------------------------------------------
Compton Petroleum Corp.                                                    1.73%
--------------------------------------------------------------------------------
Paramount Resources Ltd.                                                   1.58%
--------------------------------------------------------------------------------
Novell, Inc.                                                               1.22%
--------------------------------------------------------------------------------
Trilogy Energy Trust                                                       1.06%
--------------------------------------------------------------------------------
Carter's, Inc.                                                             0.96%
--------------------------------------------------------------------------------
Herbalife Ltd.                                                             0.89%
--------------------------------------------------------------------------------
Desarrolladora Homex S.A. de C.V.                                          0.70%
--------------------------------------------------------------------------------
Fording Canadian Coal Trust                                                0.64%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +

Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

Blockbuster, Inc.                                                         -1.85%
--------------------------------------------------------------------------------
SIRVA, Inc.                                                               -1.63%
--------------------------------------------------------------------------------
AMERIGROUP Corp.                                                          -1.14%
--------------------------------------------------------------------------------
Wheaton River Minerals Ltd.                                               -0.66%
--------------------------------------------------------------------------------
Dollar Tree Stores, Inc.                                                  -0.51%
--------------------------------------------------------------------------------
ADVO, Inc.                                                                -0.50%
--------------------------------------------------------------------------------
Kellwood Co.                                                              -0.50%
--------------------------------------------------------------------------------
LionOre Mining International Ltd.                                         -0.38%
--------------------------------------------------------------------------------
NBTY, Inc.                                                                -0.31%
--------------------------------------------------------------------------------
Apria Healthcare Group, Inc.                                              -0.31%
--------------------------------------------------------------------------------

o     Continuous learning

o     A disciplined process

As always, we appreciate your confidence in our investment team and remind you of the long-term view we take toward investing.

/s/ Andrew Pilara        /s/ David Kelley

Andrew Pilara            David Kelley
Portfolio Manager        Co-Portfolio Manager

/s/ Joe Wolf

Joe Wolf
Co-Portfolio Manager

 *    Billion cubic feet

**    Million British Thermal Units

 + Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

      Investing in small-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2005.

                                                       WWW.RSINVETMENTS.COM | 77

ASSETS UNDER MANAGEMENT: $2.2 billion

SECTOR ALLOCATION 1

   3.8%   Autos and Transportation
  29.1%   Consumer Discretionary
   0.9%   Consumer Staples
  15.3%   Financial Services
   7.5%   Health Care
   5.1%   Integrated Oils
   7.0%   Materials and Processing
   8.4%   Other Energy
   2.5%   Producer Durables
   4.0%   Technology
   0.0%   Utilities
   0.0%   Other
  16.4%   Cash

DATA AS OF DECEMBER 31, 2005

TOP TEN HOLDINGS 2

Compton Petroleum Corp.                                                    4.17%
--------------------------------------------------------------------------------
Triarc Cos., Inc.                                                          4.12%
--------------------------------------------------------------------------------
Corrections Corp. of America                                               3.81%
--------------------------------------------------------------------------------
Hanover Insurance Group, Inc.                                              3.30%
--------------------------------------------------------------------------------
Peabody Energy Corp.                                                       3.20%
--------------------------------------------------------------------------------
Novell, Inc.                                                               2.84%
--------------------------------------------------------------------------------
Paramount Resources Ltd.                                                   2.64%
--------------------------------------------------------------------------------
Liberty Global, Inc.                                                       2.61%
--------------------------------------------------------------------------------
Trilogy Energy Trust                                                       2.46%
--------------------------------------------------------------------------------
ADVO, Inc.                                                                 2.42%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                     3-Year       5-Year      10-Year     Annualized          Total
                                        1-Year   Annualized   Annualized   Annualized   Return Since   Return Since
                                  Total Return       Return       Return       Return    Inception 3    Inception 3
-------------------------------------------------------------------------------------------------------------------
RS Partners Fund                        11.94%       34.70%       23.63%       17.06%         16.65%        402.07%
-------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Value Index 4            4.71%       23.18%       13.55%       13.08%         13.31%        270.44%
-------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                       4.88%       14.37%        0.52%        9.05%          9.72%        164.44%
-------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 7/12/95

           RS        Russell 2000(R)
        Partners          Value
          Fund           Index 4

7/12/95  $10,000         $10,000
9/95     $10,190         $10,532
12/95    $10,390         $10,839
3/96     $12,300         $11,314
6/96     $13,640         $11,777
9/96     $14,070         $11,952
12/96    $14,873         $13,155
3/97     $14,975         $13,122
6/97     $16,177         $15,103
9/97     $18,173         $17,049
12/97    $17,561         $17,336
3/98     $18,999         $18,784
6/98     $17,146         $18,105
9/98     $13,140         $14,869
12/98    $12,752         $16,218
3/99     $12,365         $14,646
6/99     $13,803         $17,070
9/99     $13,206         $15,735
12/99    $13,228         $15,976
3/00     $13,704         $16,587
6/00     $14,456         $16,911
9/00     $17,077         $18,152
12/00    $17,387         $19,623
3/01     $18,570         $19,814
6/01     $21,103         $22,119
9/01     $17,962         $19,170
12/01    $20,295         $22,375
3/02     $22,006         $24,518
6/02     $21,742         $23,998
9/02     $19,663         $18,889
12/02    $20,545         $19,818
3/03     $21,075         $18,812
6/03     $26,333         $23,087
9/03     $29,111         $24,870
12/03    $34,028         $28,940
3/04     $37,087         $30,943
6/04     $36,977         $31,205
9/04     $39,593         $31,252
12/04    $44,854         $35,378
3/05     $44,299         $33,971
6/05     $46,647         $35,695
9/05     $50,685         $36,799
12/05    $50,207         $37,044

      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: July 12, 1995.

4 The Russell 2000(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


78 | CALL 1-800-766-FUND

                                  RS VALUE FUND

               A MID-CAP FUND USING A CASH FLOW VALUE METHODOLOGY

                                [PHOTOS OMITTED]

                                  ANDREW PILARA
                                Portfolio Manager
                               For bio see page 8

                                  DAVID KELLEY
                              Co-Portfolio Manager
                               For bio see page 8

                                    JOE WOLF
                              Co-Portfolio Manager
                               For bio see page 8

RS VALUE FUND

INVESTMENT STYLE

-------------------------------------------
LARGE-CAP             MID-CAP     SMALL-CAP
-------------------------------------------
  VALUE                BLEND       GROWTH
-------------------------------------------

FUND PHILOSOPHY THE RS VALUE FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL AND INVESTS PRINCIPALLY IN SMALL- AND MID-CAP COMPANIES AS DEFINED IN OUR MOST CURRENT PROSPECTUS. THE FUND INVESTS USING A VALUE METHODOLOGY COMBINING BALANCE SHEET AND CASH FLOW ANALYSIS.

INVESTMENT PROCESS Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of the company's cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We  subscribe  to  Benjamin  Graham's  statement  in THE  INTELLIGENT  INVESTOR:
"Investment is most intelligent when it is most business-like." Our security analysis is better defined as business analysis in that we concentrate on a company's business model, specifically focused on the evaluation of unit-level economics. We attempt to understand the value drivers and analyze the relationships among the three financial statements: balance sheet, funds flow statement, and income statement. We believe that the stock price will track a company's ability to generate excess return -- that is, economic value -- over the long term. Our time horizon is two to three years. And, we are willing to be patient in anticipation of the market bearing out our thesis.

We actively manage risk -- which we define as a permanent loss of capital -- by continuously assessing the risk/return profile of our investments. All portfolio managers and analysts on the RS Value Team are evaluated according to how much money their investments lose. We believe that if you lose less in down markets, the law of compounding returns will create wealth over the long term. We establish asymmetrical risk/reward parameters when initiating a position, looking for multiples of reward per unit of risk. As value investors the most critical element of our process is the establishment of a margin of safety, which comes from buying businesses at a significant discount to their warranted value.

As fellow investors in the RS Value Fund, we ask that you not expect returns similar to those achieved over the past few years, which we view to be unsustainable. We remain focused on optimizing rather than attempting to maximize returns.

PERFORMANCE The RS Value Fund was up 11.67% for the year compared with its benchmark, the Russell Midcap(R) Value Index 4, which was up 12.65%. The three-
and  five-year   annualized  returns  for  the  Fund  were  33.83%  and  17.39%, respectively, whereas the Index returned 24.38% and 12.21%, respectively.

PORTFOLIO REVIEW There seems to be few if any valuation anomalies in the market at present. Our caution around many market segments has led us to try to find more businesses that are not economically sensitive and will not feel the impact of such factors as fuel, interest rates, and the Consumer Price Index. Two such investments


80 | CALL 1-800-766-FUND
we profile here are Corrections Corporation of America (3.39% of assets as of 12/31/05) and Laidlaw International (0.88%).

Corrections Corporation of America is the largest owner and operator of private prison facilities and the fifth-largest prison system in the United States. The company operates 63 facilities, housing more than 70,000 beds in 19 states. The prison industry has proven to be noncyclical as general economic downturns have not materially affected industry demand for beds. Additionally, we think there are several highly positive macro dynamics in play for the company. First, as a result of severely constrained budgets, federal, state, and local governments are turning toward private operators to outsource their correctional needs. Private operators have consistently proven that they can build and manage prisons faster, better, and more inexpensively than the various government entities. Second, there is a significant bed shortage in the United States. The federal prison system is operating at 140% of its highest design capacity. Similarly, state prisons are operating at more than 100% of their highest capacity. Finally, demand for beds is accelerating. Demand from several federal agencies (the Federal Bureau of Prisons and the Immigration and Customs Enforcement) is increasing due to such factors as homeland security, border crackdown, and a demographic swell of 18- to 24-year-olds.

We believe these dynamics lead to a highly predictable, stable, and recurring revenue business model. Furthermore, only 7% of the domestic prison beds are currently privatized, and with more than 50% of the market, Corrections Corporation is well positioned to capture a disproportionate share of future outsourcing contracts.

Like many of our investments, new management and a significant change in capital allocation philosophy precipitated our investment. In the case of Corrections Corp., the prior management was focused on earnings-per-share (EPS) growth and thus speculatively built a number of prisons without a clear path toward filling the beds. The company nearly collapsed and was resurrected in late 2000 by new management John Ferguson and Irv Lingo. Since then the company has had a clear focus on improving return on invested capital (ROIC) by first and foremost filling the existing beds. Due to the fixed-cost nature of the facilities, filling additional beds has very high incremental margins. As we look to the next couple of years, we believe that Corrections Corp. will be able to fill the 7,000 available beds in the system. The company is also focused on expanding existing facilities to meet the needs of existing and new customers and developing new facilities in response to anticipated demand and specific customer requests. We think Corrections Corp. has done a great job of fortifying its balance sheet and is approaching all new capital allocation projects with strict ROIC metrics. Additionally, we are confident that management will make significant strides in improving ROIC by addressing its real estate strategy (Corrections Corp. currently owns its facilities). Our due diligence has shown significant levels of interest from real estate partners who are attracted to the highly durable and predictable nature of Corrections Corp.'s cash flows. We believe that significant value can be created by Corrections Corp.'s focusing on managing its

                                                      WWW.RSINVESTMENTS.COM | 81
facilities and turning to capital partners to own the underlying real estate.

A new position is the Fund is Laidlaw, the leading provider of school bus transport in North America as well as the owner of the Greyhound bus line. Similar to Corrections Corp., Laidlaw is not economically sensitive, is a beneficiary of a strained municipal budget, has leading market share, and benefits from a steady and recurring revenue base. Since emerging from bankruptcy, we think CEO Kevin Benson and his team have done a great job of shedding unfavorable contracts, cutting costs, divesting assets, and restructuring the balance sheet. These efforts have significantly increased the company's ROIC. We believe that there is still substantial value to be created in both the education services division and Greyhound as Laidlaw continues to rationalize contracts and routes as well as cut costs. We also believe that the company will continue to generate significant excess free cash flow that it will return to shareholders. We value Laidlaw on both a discount cash flow and a sum-of-the-parts analysis, and we think both warrant share prices significantly above current levels.

Although the Fund's weighting in financials has increased, we remain very selective with regard to our positioning in this sector. We are cautious on spread-based businesses because we feel valuations fail to reflect the pressures on future earnings and returns. In particular, we expect the business models of regional banks to experience challenges as loan loss reserve releases approach exhaustion, credit quality changes course, and net interest margins compress due to the flattened yield curve. We believe that the valuations of regional banks reflect the recent past rather than the future environment, although we are constructive on capital markets-related businesses as well as "special situations" within insurance. We remain bullish on the investment banks and brokers as excess cash on corporate balance sheets continues to fuel strong mergers-and-acquisitions (M&A) activity. We continue to find opportunities in special situations within the insurance sector --where a material change has taken place within the business model or where a balance sheet restructuring and the more efficient utilization of capital is not being fully appreciated by the market. Although the losses from hurricane activity in 2005 will be the largest on record for the property and casualty insurance industry, we do not believe that the longer-term fundamentals of the business have changed, and we have not changed our position on the stocks.

Shares of Assurant (1.90%) continue to perform well as investments into higher-return lines of business are beginning to pay off. We believe that management will continue to take steps to improve returns and remains focused on allocating capital in a disciplined manner. The company is generating cash flow well beyond what is necessary to run the business, and we expect that over time management will return this excess capital to shareholders. Given the mix of business, we believe that the company is on its way to generating strong returns, which the market is yet to fully appreciate.

We also want to profile several new financial positions we initiated in late 2005. Conseco (1.94%) is an example of a management team that has done an excellent job of significantly improving its capital levels and positioning the company to


82 | CALL 1-800-766-FUND
compete more effectively within its market. In addition, we expect a finalization of the value of its net operating loss, which we believe is not currently reflected in the stock. Since Conseco's emergence from bankruptcy in 2003, management has completed the arduous task of rebuilding its capital position, rightsizing the company, and repricing its existing book of business. We believe that the company is now positioned to improve returns, which is not reflected in current valuations.

The historical returns of Ameriprise Financial (2.02%) have been dampened by being part of American Express. As an independent company, we expect Ameriprise to focus on improving returns through more-prudent use of excess capital and expense management. We purchased Merrill Lynch (2.39%) during the fourth quarter because we believe that returns are materially understated and that the company may continue to benefit substantially from strong capital markets activity. We think returns may improve going forward as the company more efficiently utilizes its balance sheet and remains a key player in M&A activity.

We remain constructive on the natural resources space over the next three to five years due to continued positive supply/demand dynamics and increasing marginal costs of production, which will result in commodity prices plateauing at levels above the historical average. At the end of 2005, however, we believed that attractive valuations were difficult to identify and were concerned about the likely painful, but transitory effect of substantially lower commodity prices and the aforementioned, and more permanent, impact of cost inflation. Our objective is to identify good COMPANIES at attractive VALUATIONS run by smart and diligent MANAGEMENT TEAMS. In the commodity space, warranted value is calculated using mid-cycle prices, and we are unwilling to employ more-aggressive, or speculative, forecasts to justify investment.

A core position in the Fund is PPL Corporation (2.55%), a merchant energy producer with utility distribution systems in the Northeast, the United Kingdom, and Chile. PPL's generation footprint is primarily coal and nuclear, which we believe provides a key long-term advantage in regions where gas-fired electric plants are setting the marginal price. Most of its contracted power will be rerated in 2010, and in the meantime we think the management team has put together a very credible midterm program to drive significant cash flow expansion and dividend growth. It is these types of investment opportunities, where a structural change occurs concomitant with a well-conceived management plan, that allow us to allocate our shareholders' capital with a degree of comfort over a multiyear time horizon.

Alcan (0.00%) was a significant detractor from the Fund's performance. Our initial investment thesis was premised on the expectations of improving returns following the spinout of its rolled-sheet division, now known as Novelis. In addition, we were encouraged by management's implementation of an economic-value-added capital allocation and compensation scheme, particularly given the company's history of mediocre returns. What we failed to fully appreciate, however, was the impact of rising input costs and management's inability to offset this cost inflation with improved operating efficiencies; we exited the position as a result.

                                                      WWW.RSINVESTMENTS.COM | 83

The technology sector has been one of the strongest performers for the Fund in the fourth quarter and for 2005. We like to see ourselves as "chicken-tech" investors tending to favor sum-of-the-parts, cash flow-oriented companies that we can understand. Such an example and one of the strongest performers for the year is Novell (2.58%), a leading provider of network software and an emerging provider of Linux-based solutions. At the time of purchase, we arrived at a sum-of-the-parts valuation that implied 100% upside to the share price. This analysis involved valuing the cash flow associated with the maintenance revenue streams, the Celerant consulting division, the cash on hand (more than $1 billion of net cash), and the sizable net operating loss. We assigned no value to the emerging Linux initiatives. We love situations in which we believe we are getting a free call option on growth initiatives at a company. Since our initial purchase, Novell has commenced an aggressive cost-cutting program, has moved to shed non-core assets, and has commenced a buyback. Additionally, the company has promoted the head of sales, Ron Hovsepian, to COO, a move we applaud. We believe that there is still significant upside as Novell continues to rationalize its asset and cost bases as well as grow the Linux franchise.

Another top performer in 2005 was Scientific-Atlanta (0.00%), a duopoly participant in the set-top box market with Motorola (0.00%). The company has high rates of return on capital and a rock-solid balance sheet with more than $1.5 billion in net cash. Scientific-Atlanta is well positioned to benefit from the consumer's insatiable demand for advanced cable services such as digital TV and digital video recorders (e.g., TIVO devices). We are big believers that not only will household penetration continue to increase but also that high-end boxes per household will be an equally powerful driver. Once a consumer gets used to advanced service, other experiences are unacceptable. Cisco (0.00%) agreed with our assessment and offered $7 billion for Scientific-Atlanta in late November.

The RS Value Fund greatly benefited from the M&A market in 2005. Companies that either were purchased or were rumored to be purchased include SunGard Data Systems (0.00%), Acxiom (2.10%), PanAmSat Holding (0.00%), Pacificare Health Systems (0.00%), Cablevision Systems (0.00%), Precision Drilling (2.36%), and Falconbridge (0.00%). All contributed significantly to the Fund.

The consumer segment of the portfolio continued its recent struggles in the fourth quarter. We have written in past letters about our conservatism surrounding the consumer. We therefore positioned the majority of our consumer exposure in the media, cable, and advertising areas, which we believed would be somewhat less correlated to fuel, wages, and the Consumer Price Index. This move did not work, however, as media valuations continue to compress, resulting in losses at Liberty Global (2.60%), Liberty Media (1.09%), and Comcast (1.81%). We retain conviction in these positions and have used the weakness to add to some core positions.

Lexmark (0.00%) was a disappointing investment for us in 2005. We have always been attracted to the high-return razor/razorblade model of the printer industry. We watched Lexmark's operating results suffer from aggressive pricing tactics by Hewlett-Packard (0.00%). Additionally, Lexmark forged an important relationship with Dell (0.00%) to be its low-end supplier of printers. Both of these events led to a near-term acceleration of hardware sales.


84 | CALL 1-800-766-FUND

In this business, hardware is used as a loss leader to build an installed base that can then be sold high-margin, recurring printer supplies. Our belief was that Lexmark would be able to quickly return to historic margins as it leveraged the newly created installed base. Furthermore, the company was using the $1 billion of excess cash on its balance sheet to aggressively buy back shares during this transition period. In late November, Lexmark significantly missed its numbers, citing two factors: Hewlett-Packard was getting more aggressive in the low end and, more important, Lexmark saw weakness in its consumable sales and had no explanation for why this occurred. This blew a hole in our thesis as there was an unexplainable slippage in the consumables-to-hardware ratio. We operate with a strict 15% rule: If an investment is down 15% from cost, we must buy or sell the position. In this case our unanswered questions prevented the conviction needed to increase our investment. We therefore sold the position.

OUTLOOK The U.S. stock indexes have had an excellent performance over the past 10 years, particularly the small- and mid-cap sectors. The remainder of this decade should be more challenging as economic growth slows and corporations find it more difficult to invest in projects whose returns exceed their cost of capital. In such an environment -- in some respects similar to the period between 1974 and 1982 -- good stock picking should be especially rewarded. In addition, global economic cycles will be dominated by China and India rather than by the developed countries' economic cycle. As Chinese citizens move toward middle class status, their demands will be multiples of that experienced by the United States after World War II. We believe that there will be numerous investment opportunities in the United States to participate in this new world order and are confident that we have the investment process and the team to meet the challenges ahead.

We will continue to use these commentaries as an opportunity to communicate our objectives and principles. Our long-term goal is to be considered one of the top value investment teams. This means optimizing long-term returns for our shareholders. For us, being among the best involves not only achieving our investment hurdles but also living our principles:

o     Alignment with shareholders

o     Uncompromising integrity

o     Respect for others

o     Continuous learning

o     A disciplined process

As always, we appreciate your confidence in our investment team and remind you of the long-term view we take toward investing.

/s/ Andrew Pilara          /s/ David Kelley

Andrew Pilara              David Kelley
Portfolio Manager          Co-Portfolio Manager

/s/ Joe Wolf

Joe Wolf
Co-Portfolio Manager

                                                      WWW.RSINVESTMENTS.COM | 85

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

Talisman Energy, Inc.                                                      1.90%
--------------------------------------------------------------------------------
Peabody Energy Corp.                                                       1.66%
--------------------------------------------------------------------------------
Teck Cominco Ltd.                                                          1.50%
--------------------------------------------------------------------------------
Western Oil Sands, Inc.                                                    1.43%
--------------------------------------------------------------------------------
Novell, Inc.                                                               1.37%
--------------------------------------------------------------------------------
Falconbridge Ltd.                                                          1.29%
--------------------------------------------------------------------------------
Goldcorp, Inc.                                                             1.14%
--------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                                   0.97%
--------------------------------------------------------------------------------
Corporacion GEO, S.A. de C.V.                                              0.91%
--------------------------------------------------------------------------------
Brookfield Asset Management, Inc.                                          0.86%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the year ended 12/31/05)

Blockbuster, Inc.                                                         -1.96%
--------------------------------------------------------------------------------
Lexmark International, Inc.                                               -1.54%
--------------------------------------------------------------------------------
SIRVA, Inc.                                                               -0.99%
--------------------------------------------------------------------------------
Alcan, Inc.                                                               -0.60%
--------------------------------------------------------------------------------
Dollar Tree Stores, Inc.                                                  -0.42%
--------------------------------------------------------------------------------
Family Dollar Stores, Inc.                                                -0.42%
--------------------------------------------------------------------------------
Comcast Corp.                                                             -0.41%
--------------------------------------------------------------------------------
The Interpublic Group of Cos., Inc.                                       -0.39%
--------------------------------------------------------------------------------
Thomson                                                                   -0.33%
--------------------------------------------------------------------------------
Apria Healthcare Group, Inc.                                              -0.29%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

      Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2005.


86 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $1.6 billion

SECTOR ALLOCATION 1

   2.5%   Autos and Transportation
  25.0%   Consumer Discretionary
   0.0%   Consumer Staples
  24.3%   Financial Services
   4.6%   Health Care
   0.0%   Integrated Oils
   9.6%   Materials and Processing
  11.8%   Other Energy
   0.5%   Producer Durables
   4.7%   Technology
   6.3%   Utilities
   0.0%   Other
  10.7%   Cash

DATA AS OF DECEMBER 31, 2005

TOP TEN HOLDINGS 2

Corrections Corp. of America                                               3.39%
--------------------------------------------------------------------------------
Brookfield Asset Management, Inc.                                          3.12%
--------------------------------------------------------------------------------
Teck Cominco Ltd.                                                          3.03%
--------------------------------------------------------------------------------
Talisman Energy, Inc.                                                      3.03%
--------------------------------------------------------------------------------
Torchmark Corp.                                                            2.81%
--------------------------------------------------------------------------------
Liberty Global, Inc.                                                       2.60%
--------------------------------------------------------------------------------
Novell, Inc.                                                               2.58%
--------------------------------------------------------------------------------
PPL Corp.                                                                  2.55%
--------------------------------------------------------------------------------
Thomson                                                                    2.42%
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                                  2.39%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                   3-Year       5-Year      10-Year     Annualized          Total
                                      1-Year   Annualized   Annualized   Annualized   Return Since   Return Since
                                Total Return       Return       Return       Return    Inception 3    Inception 3
-----------------------------------------------------------------------------------------------------------------
RS Value Fund                         11.67%       33.83%       17.39%        6.98%          8.31%        171.56%
-----------------------------------------------------------------------------------------------------------------
Russell Midcap(R) Value Index 4       12.65%       24.38%       12.21%       13.65%         13.62%        394.03%
-----------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                     4.88%       14.37%        0.52%        9.05%         10.48%        248.13%
-----------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 6/30/93

                   RS        Russell Midcap(R)
Date           Value Fund      Value Index 4

6/93             $10,000         $10,000
9/93             $9,559          $10,427
12/93            $11,186         $10,403
3/94             $12,098         $10,109
6/94             $11,618         $10,082
9/94             $11,078         $10,534
12/94            $10,568         $10,182
3/95             $10,739         $11,204
6/95             $12,626         $12,176
9/95             $13,308         $13,142
12/95            $13,830         $13,739
3/96             $16,731         $14,506
6/96             $16,038         $14,785
9/96             $16,440         $15,211
12/96            $16,828         $16,522
3/97             $17,062         $16,803
6/97             $16,036         $18,920
9/97             $15,244         $21,333
12/97            $11,862         $22,200
3/98             $12,127         $24,419
6/98             $10,769         $23,791
9/98             $7,520          $20,542
12/98            $7,984          $23,329
3/99             $8,392          $22,602
6/99             $10,214         $25,130
9/99             $10,623         $22,457
12/99            $11,042         $23,303
3/00             $10,700         $23,538
6/00             $11,793         $23,143
9/00             $12,533         $25,376
12/00            $12,180         $27,773
3/01             $12,080         $26,792
6/01             $12,577         $28,680
9/01             $10,192         $25,367
12/01            $11,175         $28,418
3/02             $11,429         $30,663
6/02             $12,058         $29,231
9/02             $11,009         $23,983
12/02            $11,330         $25,678
3/03             $12,102         $24,636
6/03             $14,156         $29,044
9/03             $16,056         $30,770
12/03            $18,805         $35,452
3/04             $19,987         $37,348
6/04             $19,766         $37,994
9/04             $20,716         $38,653
12/04            $24,317         $43,856
3/05             $24,516         $44,197
6/05             $25,545         $46,275
9/05             $26,949         $48,752
12/05            $27,156         $49,403


      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception  date: June 30, 1993.

4 The Russell Midcap(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

                                                      WWW.RSINVESTMENTS.COM | 87

UNDERSTANDING YOUR FUND'S EXPENSES - UNAUDITED

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds' expenses in two ways:

EXPENSES BASED ON ACTUAL RETURN This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

EXPENSES BASED ON HYPOTHETICAL 5% RETURN FOR COMPARISON PURPOSES This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as bank wire redemption fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

                                                    Beginning        Ending         Expenses Paid       Expense Ratio
                                                  Account Value   Account Value     During Period*      During Period*
                                                     07/01/05        12/31/05     07/01/05-12/31/05   07/01/05-12/31/05
-----------------------------------------------------------------------------------------------------------------------
BASED ON ACTUAL RETURN
RS Diversified Growth Fund                          $1,000.00       $1,045.40           $ 7.99              1.55%
-----------------------------------------------------------------------------------------------------------------------
RS Emerging Growth Fund                              1,000.00        1,058.50             7.68              1.48%
-----------------------------------------------------------------------------------------------------------------------
RS Growth Fund                                       1,000.00        1,108.50             7.17              1.35%
-----------------------------------------------------------------------------------------------------------------------
The Information Age Fund(R)                          1,000.00        1,090.70             8.01              1.52%
-----------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund(R)                              1,000.00        1,153.00             8.47              1.56%
-----------------------------------------------------------------------------------------------------------------------
RS MidCap Opportunities Fund                         1,000.00        1,101.60             6.52              1.23%
-----------------------------------------------------------------------------------------------------------------------
RS Smaller Company Growth Fund                       1,000.00        1,077.00             7.85              1.50%
-----------------------------------------------------------------------------------------------------------------------
RS Global Natural Resources Fund                     1,000.00        1,288.90             8.60              1.49%
-----------------------------------------------------------------------------------------------------------------------
RS Investors Fund                                    1,000.00        1,044.00             4.82              3.74%
-----------------------------------------------------------------------------------------------------------------------
RS Partners Fund                                     1,000.00        1,076.30             7.75              1.48%
-----------------------------------------------------------------------------------------------------------------------
RS Value Fund                                        1,000.00        1,063.10             7.02              1.35%
-----------------------------------------------------------------------------------------------------------------------

BASED ON HYPOTHETICAL RETURN
(5% RETURN BEFORE EXPENSES)
RS Diversified Growth Fund                           1,000.00        1,017.39             7.88              1.55%
-----------------------------------------------------------------------------------------------------------------------
RS Emerging Growth Fund                              1,000.00        1,017.74             7.53              1.48%
-----------------------------------------------------------------------------------------------------------------------
RS Growth Fund                                       1,000.00        1,018.40             6.87              1.35%
-----------------------------------------------------------------------------------------------------------------------
The Information Age Fund(R)                          1,000.00        1,017.54             7.73              1.52%
-----------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund(R)                              1,000.00        1,017.34             7.93              1.56%
-----------------------------------------------------------------------------------------------------------------------
RS MidCap Opportunities Fund                         1,000.00        1,019.00             6.26              1.23%
-----------------------------------------------------------------------------------------------------------------------
RS Smaller Company Growth Fund                       1,000.00        1,017.64             7.63              1.50%
-----------------------------------------------------------------------------------------------------------------------
RS Global Natural Resources Fund                     1,000.00        1,017.69             7.58              1.49%
-----------------------------------------------------------------------------------------------------------------------
RS Investors Fund                                    1,000.00        1,001.59             4.72              3.74%
-----------------------------------------------------------------------------------------------------------------------
RS Partners Fund                                     1,000.00        1,017.74             7.53              1.48%
-----------------------------------------------------------------------------------------------------------------------
RS Value Fund                                        1,000.00        1,018.40             6.87              1.35%
-----------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


88 | CALL 1-800-766-FUND

                                                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31, 2005

SCHEDULE OF INVESTMENTS - RS DIVERSIFIED GROWTH FUND

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 99.5%
ADVERTISING AGENCIES -- 1.6%
Marchex, Inc., Class B 1                              133,300    $    2,997,917
ValueClick, Inc. 1                                    184,600         3,343,106
-------------------------------------------------------------------------------
                                                                      6,341,023
BANKS -- OUTSIDE NEW YORK CITY -- 1.3%
PrivateBancorp, Inc.                                  137,400         4,887,318
-------------------------------------------------------------------------------
                                                                      4,887,318
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 3.6%
Critical Therapeutics, Inc. 1                         415,471         2,983,082
Myriad Genetics, Inc. 1                               159,800         3,323,840
VaxGen, Inc. 1                                        353,050         3,089,187
ViroPharma, Inc. 1                                    158,090         2,932,570
Xenogen Corp. 1                                       530,100         1,669,815
-------------------------------------------------------------------------------
                                                                     13,998,494
CASINOS & GAMBLING -- 2.7%
Mikohn Gaming Corp. 1                                 509,717         5,030,907
Scientific Games Corp., Class A 1                     203,510         5,551,753
-------------------------------------------------------------------------------
                                                                     10,582,660
COAL -- 0.8%
Alpha Natural Resources, Inc. 1                       167,280         3,213,449
-------------------------------------------------------------------------------
                                                                      3,213,449
COMMERCIAL INFORMATION SERVICES -- 0.5%
Health Grades, Inc. 1                                 320,040         2,006,651
-------------------------------------------------------------------------------
                                                                      2,006,651
COMMUNICATIONS & MEDIA -- 1.6%
Linktone Ltd., ADR 1,3                                581,700         6,049,680
-------------------------------------------------------------------------------
                                                                      6,049,680
COMMUNICATIONS TECHNOLOGY -- 4.5%
Atheros Communications 1                              308,700         4,013,100
InPhonic, Inc. 1                                      574,540         4,992,753
j2 Global Communications, Inc. 1                      120,600         5,154,444
RADVision Ltd. 1                                      202,000         3,349,705
-------------------------------------------------------------------------------
                                                                     17,510,002
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 18.4%
Blackboard, Inc. 1                                    108,600         3,147,228
Bottomline Technologies, Inc. 1                       462,290         5,094,436
Digital River, Inc. 1                                 190,500         5,665,470
Digitas, Inc. 1                                       448,710         5,617,849
eCollege.com, Inc. 1                                  225,570         4,067,027
Epicor Software Corp. 1                               323,800         4,575,294
Equinix, Inc. 1                                       146,150         5,957,074
Informatica Corp. 1                                   426,100         5,113,200
Openwave Systems, Inc. 1                              264,020         4,612,429
PDF Solutions, Inc. 1                                 232,600         3,779,750
RightNow Technologies, Inc. 1                         207,200         3,824,912
SafeNet, Inc. 1                                       118,000         3,801,960
Taleo Corp., Class A 1                                 68,000           903,040
TRX, Inc. 1                                           611,450         4,787,653
Vocus, Inc. 1                                         133,554         1,391,633
Website Pros, Inc. 1                                  341,460         2,974,117
Wind River Systems, Inc. 1                            397,600         5,872,552
-------------------------------------------------------------------------------
                                                                     71,185,624

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 1.9%
M-Systems Flash Disk Pioneers Ltd. 1                  165,100    $    5,468,112
Neoware Systems, Inc. 1                                89,285         2,080,341
-------------------------------------------------------------------------------
                                                                      7,548,453
CONSUMER ELECTRONICS -- 3.6%
JAMDAT Mobile, Inc. 1                                 205,450         5,460,861
THQ, Inc. 1                                           184,200         4,393,170
WebSideStory, Inc. 1                                  219,654         3,982,327
-------------------------------------------------------------------------------
                                                                     13,836,358
DRUGS & PHARMACEUTICALS -- 3.8%
Amylin Pharmaceuticals, Inc. 1                        106,700         4,259,464
AtheroGenics, Inc. 1                                  204,300         4,088,043
NitroMed, Inc. 1                                      216,100         3,014,595
Salix Pharmaceuticals Ltd. 1                          195,260         3,432,671
-------------------------------------------------------------------------------
                                                                     14,794,773
ELECTRONICS -- INSTRUMENTS, GAUGES & METERS -- 0.8%
Itron, Inc. 1                                          72,900         2,918,916
-------------------------------------------------------------------------------
                                                                      2,918,916
ELECTRONICS -- MEDICAL SYSTEMS -- 2.0%
Haemonetics Corp. 1                                    97,300         4,754,078
Illumina, Inc. 1                                      209,054         2,947,661
-------------------------------------------------------------------------------
                                                                      7,701,739
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 4.6%
Genesis Microchip, Inc. 1                             162,940         2,947,585
O2Micro International Ltd., ADR 1,3                   479,300         4,879,274
PortalPlayer, Inc. 1                                  193,670         5,484,734
Silicon Motion Technology Corp., ADR 1,3               96,200         1,154,400
Volterra Semiconductor Corp. 1                        216,100         3,241,500
-------------------------------------------------------------------------------
                                                                     17,707,493
ENTERTAINMENT -- 0.8%
Imax Corp. 1                                          428,900         3,028,034
-------------------------------------------------------------------------------
                                                                      3,028,034
FINANCIAL -- MISCELLANEOUS -- 1.3%
Portfolio Recovery Associates, Inc. 1                 106,300         4,936,572
-------------------------------------------------------------------------------
                                                                      4,936,572
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 3.0%
Digital Insight Corp. 1                                99,600         3,189,192
Online Resources Corp. 1                              432,383         4,777,832
TNS, Inc. 1                                           180,800         3,467,744
-------------------------------------------------------------------------------
                                                                     11,434,768
HEALTH CARE FACILITIES -- 2.7%
Hythiam, Inc. 1                                       537,240         3,304,026
LCA-Vision, Inc.                                       71,800         3,411,218
Radiation Therapy Services, Inc. 1                    101,979         3,600,878
-------------------------------------------------------------------------------
                                                                     10,316,122
HEALTH CARE MANAGEMENT SERVICES -- 3.0%
Eclipsys Corp. 1                                      228,100         4,317,933
Omnicell, Inc. 1                                      297,500         3,555,125
WellCare Health Plans, Inc. 1                          97,500         3,982,875
-------------------------------------------------------------------------------
                                                                     11,855,933
HEALTH CARE SERVICES -- 1.4%
Matria Healthcare, Inc. 1                             135,600         5,255,856
-------------------------------------------------------------------------------
                                                                      5,255,856

See notes to Schedule of Investments on page 110.
The accompanying notes are an integral part of these financial statements.


90 | CALL 1-800-766-FUND

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS -- 1.0%
Select Comfort Corp. 1                                137,300    $    3,755,155
-------------------------------------------------------------------------------
                                                                      3,755,155
INSURANCE -- MULTI-LINE -- 2.2%
Amerisafe, Inc. 1                                     356,720         3,595,737
KMG America Corp. 1                                   553,670         5,082,691
-------------------------------------------------------------------------------
                                                                      8,678,428
INSURANCE -- PROPERTY & CASUALTY -- 0.7%
The Navigators Group, Inc. 1                           66,040         2,880,004
-------------------------------------------------------------------------------
                                                                      2,880,004
INVESTMENT MANAGEMENT COMPANIES -- 1.1%
Affiliated Managers Group, Inc. 1                      55,260         4,434,615
-------------------------------------------------------------------------------
                                                                      4,434,615
MACHINERY -- CONSTRUCTION & HANDLING -- 0.6%
A.S.V., Inc. 1                                         90,400         2,258,192
-------------------------------------------------------------------------------
                                                                      2,258,192
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 4.5%
Hornbeck Offshore Services, Inc. 1                    150,100         4,908,270
Hydril 1                                               73,120         4,577,312
National-Oilwell Varco, Inc. 1                         69,010         4,326,927
Oil States International, Inc. 1                      112,700         3,570,336
-------------------------------------------------------------------------------
                                                                     17,382,845
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 3.9%
Encore Medical Corp. 1                                643,056         3,183,127
Kyphon, Inc. 1                                         68,600         2,800,938
Matrixx Initiatives, Inc. 1                           102,130         2,139,624
Syneron Medical Ltd. 1                                110,300         3,502,025
Viasys Healthcare, Inc. 1                             131,220         3,372,354
-------------------------------------------------------------------------------
                                                                     14,998,068
MEDICAL SERVICES -- 1.0%
Option Care, Inc.                                     281,600         3,762,176
-------------------------------------------------------------------------------
                                                                      3,762,176
OIL -- CRUDE PRODUCERS -- 3.6%
Carrizo Oil & Gas, Inc. 1                             108,060         2,670,163
Pioneer Drilling Co. 1                                238,000         4,267,340
Todco, Class A                                         82,900         3,155,174
Warren Resources, Inc. 1                              232,900         3,684,478
-------------------------------------------------------------------------------
                                                                     13,777,155
OIL -- INTEGRATED DOMESTIC -- 1.0%
KCS Energy, Inc. 1                                    153,126         3,708,712
-------------------------------------------------------------------------------
                                                                      3,708,712
PRODUCTION TECHNOLOGY EQUIPMENT -- 1.8%
Entegris, Inc. 1                                      342,650         3,227,763
GSI Group, Inc. 1                                     350,000         3,801,000
-------------------------------------------------------------------------------
                                                                      7,028,763
REAL ESTATE INVESTMENT TRUSTS -- 1.4%
KKR Financial Corp.                                   218,860         5,250,451
-------------------------------------------------------------------------------
                                                                      5,250,451

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
RETAIL -- 3.3%
AnnTaylor Stores Corp. 1                              108,000    $    3,728,160
GSI Commerce, Inc. 1                                  221,600         3,343,944
Jos. A. Bank Clothiers, Inc. 1                        127,710         5,543,891
-------------------------------------------------------------------------------
                                                                     12,615,995
SECURITIES BROKERAGE & SERVICES -- 3.2%
Investment Technology Group, Inc. 1                    90,000         3,189,600
MarketAxess Holdings, Inc. 1                          476,528         5,446,715
optionsXpress Holdings, Inc.                          144,600         3,549,930
-------------------------------------------------------------------------------
                                                                     12,186,245
SERVICES -- COMMERCIAL -- 3.9%
AMN Healthcare Services, Inc. 1                       195,350         3,864,023
FTI Consulting, Inc. 1                                157,230         4,314,391
Labor Ready, Inc. 1                                   142,760         2,972,263
Navigant Consulting, Inc. 1                           177,700         3,905,846
-------------------------------------------------------------------------------
                                                                     15,056,523
TEXTILE -- APPAREL MANUFACTURERS -- 1.5%
Polo Ralph Lauren Corp.                               100,200         5,625,228
-------------------------------------------------------------------------------
                                                                      5,625,228
TRUCKERS -- 0.9%
Old Dominion Freight Line, Inc. 1                     132,200         3,566,756
-------------------------------------------------------------------------------
                                                                      3,566,756
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $343,680,210)                             384,075,229
-------------------------------------------------------------------------------

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.1%
RS Mutual Funds 7                                                       187,728
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $160,640)                                 187,728

                                                                          Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.4%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 8                                  17,067,269
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $17,067,269)                      17,067,269
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 104.0% (Cost $360,908,119)                     401,330,226
-------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (4.0)%                                    (15,451,772)
-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $  385,878,454

                               See notes to Schedule of Investments on page 110.
      The accompanying notes are an integral part of these financial statements.

                                                      WWW.RSINVESTMENTS.COM | 91

SCHEDULE OF INVESTMENTS - RS EMERGING GROWTH FUND

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 96.9%

ADVERTISING AGENCIES -- 2.8%
aQuantive, Inc. 1                                     402,650    $   10,162,886
Marchex, Inc., Class B 1                              275,000         6,184,750
ValueClick, Inc. 1                                    509,907         9,234,416
Ventiv Health, Inc. 1                                     678            16,014
-------------------------------------------------------------------------------
                                                                     25,598,066
AIR TRANSPORT -- 0.6%
Copa Holdings SA, Class A 1                             1,510            41,223
JetBlue Airways Corp. 1                               381,930         5,874,083
-------------------------------------------------------------------------------
                                                                      5,915,306
BANKS -- OUTSIDE NEW YORK CITY -- 2.6%
Boston Private Financial Holdings, Inc.               277,815         8,451,132
PrivateBancorp, Inc.                                  229,874         8,176,618
SVB Financial Group 1                                 160,559         7,520,584
-------------------------------------------------------------------------------
                                                                     24,148,334
BEVERAGE -- SOFT DRINKS -- 0.3%
Peet's Coffee & Tea, Inc. 1                            97,000         2,943,950
-------------------------------------------------------------------------------
                                                                      2,943,950
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 1.7%
Angiotech Pharmaceuticals, Inc. 1                     276,536         3,636,448
Keryx Biopharmaceuticals, Inc. 1                      340,040         4,978,186
ViroPharma, Inc. 1                                    386,150         7,163,082
-------------------------------------------------------------------------------
                                                                     15,777,716
CASINOS & GAMBLING -- 0.7%
Scientific Games Corp., Class A 1                     234,300         6,391,704
-------------------------------------------------------------------------------
                                                                      6,391,704
CHEMICALS -- 0.4%
Energy Conversion Devices, Inc. 1                      84,890         3,459,267
-------------------------------------------------------------------------------
                                                                      3,459,267
COMMERCIAL INFORMATION SERVICES -- 0.2%
Health Grades, Inc. 1                                 315,840         1,980,317
-------------------------------------------------------------------------------
                                                                      1,980,317
COMMUNICATIONS & MEDIA -- 0.7%
Linktone Ltd., ADR 1,3                                586,049         6,094,910
-------------------------------------------------------------------------------
                                                                      6,094,910
COMMUNICATIONS TECHNOLOGY -- 6.5%
ADTRAN, Inc.                                          128,740         3,828,727
AudioCodes Ltd. 1                                     679,778         7,545,536
Ixia 1                                                535,957         7,921,444
j2 Global Communications, Inc. 1                      280,990        12,009,513
NICE Systems Ltd., ADR 1,3                            112,610         5,423,298
Redback Networks, Inc. 1                              624,830         8,785,110
TALX Corp.                                             88,082         4,026,228
WebEx Communications, Inc. 1                          514,620        11,131,231
-------------------------------------------------------------------------------
                                                                     60,671,087
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 12.0%
Blue Coat Systems, Inc. 1                              26,100         1,193,292
Digital River, Inc. 1                                 300,600         8,939,844
eCollege.com, Inc. 1                                  170,900         3,081,327
Epicor Software Corp. 1                               190,725         2,694,944

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS (continued)
Equinix, Inc. 1                                       231,210    $    9,424,120
Informatica Corp. 1                                   652,440         7,829,280
LivePerson, Inc. 1                                     72,875           408,829
Merge Technologies, Inc. 1                            258,729         6,478,574
MICROS Systems, Inc. 1                                113,798         5,498,719
MicroStrategy, Inc., Class A 1                        127,003        10,508,228
Openwave Systems, Inc. 1                              300,093         5,242,625
Opsware, Inc. 1                                       135,110           917,397
Optimal Group, Inc., Class A 1                        194,250         3,935,505
Patni Computer Systems Ltd., ADR 1,3                    1,560            36,161
Quest Software, Inc. 1                                494,420         7,213,588
Red Hat, Inc. 1                                        68,250         1,859,130
Retalix Ltd. 1                                        136,550         3,340,013
RightNow Technologies, Inc. 1                         325,420         6,007,253
Taleo Corp., Class A 1                                296,790         3,941,371
The Ultimate Software Group, Inc. 1                   234,617         4,474,146
Tom Online, Inc., ADR 1,3                             215,500         4,271,210
VASCO Data Security International, Inc. 1              52,625           518,883
Wind River Systems, Inc. 1                            436,208         6,442,792
Witness Systems, Inc. 1                               359,872         7,078,682
-------------------------------------------------------------------------------
                                                                    111,335,913
COMPUTER TECHNOLOGY -- 3.3%
Advanced Analogic Technologies, Inc. 1                160,450         2,222,232
M-Systems Flash Disk Pioneers Ltd. 1                  671,932        22,254,388
Trident Microsystems, Inc. 1                          355,910         6,406,380
-------------------------------------------------------------------------------
                                                                     30,883,000
CONSUMER ELECTRONICS -- 3.5%
CNET Networks, Inc. 1                                 347,320         5,102,131
InfoSpace, Inc. 1                                      95,211         2,458,348
Lifeline Systems, Inc. 1                              216,887         7,929,389
Netflix, Inc. 1                                       128,260         3,470,715
THQ, Inc. 1                                           304,720         7,267,572
WebSideStory, Inc. 1                                  357,610         6,483,469
-------------------------------------------------------------------------------
                                                                     32,711,624
DIVERSIFIED FINANCIAL SERVICES -- 1.9%
Euronet Worldwide, Inc. 1                             381,990        10,619,322
Greenhill & Co., Inc.                                  34,210         1,921,234
Huron Consulting Group, Inc. 1                        223,984         5,373,376
-------------------------------------------------------------------------------
                                                                     17,913,932
DIVERSIFIED MATERIALS & PROCESSING -- 0.9%
Armor Holdings, Inc. 1                                196,020         8,360,253
-------------------------------------------------------------------------------
                                                                      8,360,253
DRUGS & PHARMACEUTICALS -- 2.4%
AtheroGenics, Inc. 1                                  326,820         6,539,668
First Horizon Pharmaceutical Corp. 1                  204,953         3,535,439
NitroMed, Inc. 1                                      309,130         4,312,364
Salix Pharmaceuticals Ltd. 1                          443,179         7,791,087
-------------------------------------------------------------------------------
                                                                     22,178,558
EDUCATION SERVICES -- 2.6%
Bright Horizons Family Solutions, Inc. 1              357,417        13,242,300
Universal Technical Institute, Inc. 1                 355,020        10,984,319
-------------------------------------------------------------------------------
                                                                     24,226,619

See notes to Schedule of Investments on page 110.
The accompanying notes are an integral part of these financial statements.


92 | CALL 1-800-766-FUND

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
ELECTRONICS -- MEDICAL SYSTEMS -- 3.3%
eResearch Technology, Inc. 1                          607,035    $    9,166,228
Hologic, Inc. 1                                       198,784         7,537,889
Illumina, Inc. 1                                      567,490         8,001,609
IntraLase Corp. 1                                     331,120         5,903,870
-------------------------------------------------------------------------------
                                                                     30,609,596
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 3.9%
Genesis Microchip, Inc. 1                             188,070         3,402,186
Netlogic Microsystems, Inc. 1                         317,756         8,655,673
O2Micro International Ltd., ADR 1,3                   891,993         9,080,489
PortalPlayer, Inc. 1                                  177,430         5,024,818
Silicon Motion Technology Corp., ADR 1,3               80,400           964,800
SunPower Corp., Class A 1                              10,340           351,457
Virage Logic Corp. 1                                  578,230         5,712,912
Volterra Semiconductor Corp. 1                        180,583         2,708,745
-------------------------------------------------------------------------------
                                                                     35,901,080
ELECTRONICS -- TECHNOLOGY -- 1.1%
DRS Technologies, Inc.                                184,110         9,466,936
Intermagnetics General Corp. 1                         32,000         1,020,800
-------------------------------------------------------------------------------
                                                                     10,487,736
ENERGY EQUIPMENT -- 0.0%
Suntech Power Holdings Co. Ltd., ADR 1,3                3,540            96,465
-------------------------------------------------------------------------------
                                                                         96,465
FINANCE COMPANIES -- 0.5%
Lazard Ltd., Class A                                  156,840         5,003,196
-------------------------------------------------------------------------------
                                                                      5,003,196
FINANCIAL -- MISCELLANEOUS -- 1.1%
Portfolio Recovery Associates, Inc. 1                 216,860        10,070,978
-------------------------------------------------------------------------------
                                                                     10,070,978
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 0.8%
Global Payments, Inc.                                 154,280         7,190,991
-------------------------------------------------------------------------------
                                                                      7,190,991
FINANCIAL INFORMATION SERVICES -- 0.3%
Bankrate, Inc. 1                                       95,210         2,810,599
-------------------------------------------------------------------------------
                                                                      2,810,599
HEALTH CARE FACILITIES -- 4.0%
American Healthways, Inc. 1                           148,462         6,717,906
Hythiam, Inc. 1                                       328,229         2,018,608
LCA-Vision, Inc.                                      184,430         8,762,269
Radiation Therapy Services, Inc. 1                    215,035         7,592,886
Sunrise Senior Living, Inc. 1                         106,210         3,580,339
United Surgical Partners International, Inc. 1        267,310         8,594,017
-------------------------------------------------------------------------------
                                                                     37,266,025
HEALTH CARE MANAGEMENT SERVICES -- 2.0%
Allscripts Healthcare Soulutions, Inc. 1              148,600         1,991,240
Centene Corp. 1                                       360,940         9,489,112
Vital Images, Inc. 1                                  267,552         6,996,485
-------------------------------------------------------------------------------
                                                                     18,476,837
HEALTH CARE SERVICES -- 1.4%
Adeza Biomedical Corp. 1                              126,860         2,670,403
Matria Healthcare, Inc. 1                             272,203        10,550,588
-------------------------------------------------------------------------------
                                                                     13,220,991

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
HOTEL/MOTEL -- 0.5%
Four Seasons Hotels, Inc.                             102,930    $    5,120,767
-------------------------------------------------------------------------------
                                                                      5,120,767
HOUSEHOLD FURNISHINGS -- 0.5%
Select Comfort Corp. 1                                175,810         4,808,404
-------------------------------------------------------------------------------
                                                                      4,808,404
INSURANCE -- PROPERTY & CASUALTY -- 0.8%
Tower Group, Inc.                                     355,640         7,816,967
-------------------------------------------------------------------------------
                                                                      7,816,967
INVESTMENT MANAGEMENT COMPANIES -- 1.1%
Affiliated Managers Group, Inc. 1                     131,030        10,515,158
-------------------------------------------------------------------------------
                                                                     10,515,158
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 5.7%
Cal Dive International, Inc. 1                        199,640         7,165,080
Dril-Quip, Inc. 1                                     156,490         7,386,328
Grant Prideco, Inc. 1                                 260,110        11,476,053
Hornbeck Offshore Services, Inc. 1                    294,780         9,639,306
Hydril 1                                              126,250         7,903,250
Patterson-UTI Energy, Inc.                            274,400         9,041,480
-------------------------------------------------------------------------------
                                                                     52,611,497
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 5.9%
AngioDynamics, Inc. 1                                  23,800           607,614
I-Flow Corp. 1                                        618,635         9,044,444
Immucor, Inc. 1                                       293,335         6,852,305
Kyphon, Inc. 1                                        196,360         8,017,379
LifeCell Corp. 1                                      455,440         8,685,241
NuVasive, Inc. 1                                      449,428         8,134,647
SonoSite, Inc. 1                                       64,684         2,264,587
Syneron Medical Ltd. 1                                209,291         6,644,989
Ventana Medical Systems, Inc. 1                       115,520         4,892,272
-------------------------------------------------------------------------------
                                                                     55,143,478
MEDICAL SERVICES -- 0.6%
Option Care, Inc.                                     420,506         5,617,960
-------------------------------------------------------------------------------
                                                                      5,617,960
MISCELLANEOUS MATERIALS & COMMODITIES -- 0.3%
Ceradyne, Inc. 1                                       62,080         2,719,104
-------------------------------------------------------------------------------
                                                                      2,719,104
OIL -- CRUDE PRODUCERS -- 1.1%
Unit Corp. 1                                          189,070        10,404,522
-------------------------------------------------------------------------------
                                                                     10,404,522
PRODUCTION TECHNOLOGY EQUIPMENT -- 1.6%
Photon Dynamics, Inc. 1                               432,600         7,907,928
Ultratech, Inc. 1                                     432,870         7,107,725
-------------------------------------------------------------------------------
                                                                     15,015,653
RESTAURANTS -- 2.8%
California Pizza Kitchen, Inc. 1                      484,890        15,501,934
P.F. Chang's China Bistro, Inc. 1                      66,265         3,288,732
Texas Roadhouse, Inc., Class A 1                      460,666         7,163,356
-------------------------------------------------------------------------------
                                                                     25,954,022

                               See notes to Schedule of Investments on page 110.
      The accompanying notes are an integral part of these financial statements.

                                                      WWW.RSINVESTMENTS.COM | 93

SCHEDULE OF INVESTMENTS - RS EMERGING GROWTH FUND
                                      (Continued)

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
RETAIL -- 5.1%
Bebe Stores, Inc.                                     270,219    $    3,791,173
Build-A-Bear-Workshop, Inc. 1                         149,420         4,428,809
Coldwater Creek, Inc. 1                               208,350         6,360,925
GSI Commerce, Inc. 1                                  448,161         6,762,749
Hibbett Sporting Goods, Inc. 1                        257,135         7,323,205
United Natural Foods, Inc. 1                          218,850         5,777,640
Volcom, Inc. 1                                         79,717         2,711,175
Zumiez, Inc. 1                                        235,707        10,187,257
-------------------------------------------------------------------------------
                                                                     47,342,933
SECURITIES BROKERAGE & SERVICES -- 1.5%
GFI Group, Inc. 1                                     117,685         5,581,800
Intercontinental Exchange, Inc. 1                       5,150           187,202
Investment Technology Group, Inc. 1                   150,650         5,339,036
optionsXpress Holdings, Inc.                          100,090         2,457,210
-------------------------------------------------------------------------------
                                                                     13,565,248
SERVICES -- COMMERCIAL -- 5.5%
AMN Healthcare Services, Inc. 1                       548,570        10,850,715
Chemed Corp.                                           98,130         4,875,098
Cogent, Inc. 1                                        205,660         4,664,369
Ctrip.com International Ltd., ADR 3                   128,540         7,423,185
FTI Consulting, Inc. 1                                186,020         5,104,389
Kenexa Corp. 1                                         28,800           607,680
MPS Group, Inc. 1                                     205,860         2,814,106
Navigant Consulting, Inc. 1                           419,980         9,231,160
Resources Connection, Inc. 1                          216,231         5,634,980
-------------------------------------------------------------------------------
                                                                     51,205,682
SHIPPING -- 1.0%
UTI Worldwide, Inc.                                    95,888         8,902,242
-------------------------------------------------------------------------------
                                                                      8,902,242
SHOES -- 0.4%
Steven Madden Ltd.                                    123,330         3,604,936
-------------------------------------------------------------------------------
                                                                      3,604,936
TELECOMMUNICATIONS EQUIPMENT -- 0.4%
WiderThan Co. Ltd., ADR 1,3                           221,340         3,353,301
-------------------------------------------------------------------------------
                                                                      3,353,301
TRANSPORTATION -- MISCELLANEOUS -- 0.1%
American Commercial Lines, Inc. 1                      31,650           958,679
-------------------------------------------------------------------------------
                                                                        958,679
UTILITIES -- TELECOMMUNICATIONS -- 0.5%
NeuStar, Inc., Class A 1                              163,590         4,987,859
-------------------------------------------------------------------------------
                                                                      4,987,859
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $712,116,867)                             901,373,462

                                                                          Value
-------------------------------------------------------------------------------

OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 7                                                       360,185
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $294,999)                                 360,185

December 31, 2005                                                         Value
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 3.6%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 8                              $   33,590,201
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $33,590,201)                      33,590,201

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.5% (Cost $746,002,067)                     935,323,848

-------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.5)%                                     (5,028,319)

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $  930,295,529

See notes to Schedule of Investments on page 110.
The accompanying notes are an integral part of these financial statements.


94 | CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS - RS GROWTH FUND

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 97.1%
AEROSPACE -- 1.3%
United Technologies Corp.                              48,000    $    2,683,680
-------------------------------------------------------------------------------
                                                                      2,683,680
AIR TRANSPORTATION -- 1.3%
Southwest Airlines Co.                                164,200         2,697,806
-------------------------------------------------------------------------------
                                                                      2,697,806
AUTO PARTS -- ORIGINAL EQUIPMENT -- 1.3%
Autoliv, Inc.                                          60,000         2,725,200
-------------------------------------------------------------------------------
                                                                      2,725,200
AUTO TRUCKS & PARTS -- 1.3%
PACCAR, Inc.                                           40,000         2,769,200
-------------------------------------------------------------------------------
                                                                      2,769,200
BANKS -- OUTSIDE NEW YORK CITY -- 1.2%
UnionBanCal Corp.                                      36,000         2,473,920
-------------------------------------------------------------------------------
                                                                      2,473,920
BEVERAGE -- SOFT DRINKS -- 1.1%
PepsiCo, Inc.                                          40,000         2,363,200
-------------------------------------------------------------------------------
                                                                      2,363,200
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 5.5%
Amgen, Inc. 1                                          30,000         2,365,800
Baxter International, Inc.                             60,000         2,259,000
Biogen Idec, Inc. 1                                    95,000         4,306,350
Genzyme Corp. 1                                        35,000         2,477,300
-------------------------------------------------------------------------------
                                                                     11,408,450
CASINOS & GAMBLING -- 3.7%
Harrah's Entertainment, Inc.                           60,000         4,277,400
International Game Technology                         110,000         3,385,800
-------------------------------------------------------------------------------
                                                                      7,663,200
COMMUNICATIONS & MEDIA -- 1.3%
Time Warner, Inc.                                     150,000         2,616,000
-------------------------------------------------------------------------------
                                                                      2,616,000
COMMUNICATIONS TECHNOLOGY -- 2.4%
Comverse Technology, Inc. 1                            95,000         2,526,050
Motorola, Inc.                                        105,000         2,371,950
-------------------------------------------------------------------------------
                                                                      4,898,000
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 1.9%
Microsoft Corp.                                       147,500         3,857,125
-------------------------------------------------------------------------------
                                                                      3,857,125
COMPUTER TECHNOLOGY -- 5.5%
EMC Corp. 1                                           200,000         2,724,000
Hewlett-Packard Co.                                    85,000         2,433,550
International Business Machines Co.                    31,500         2,589,300
SanDisk Corp. 1                                        58,600         3,681,252
-------------------------------------------------------------------------------
                                                                     11,428,102
CONSUMER ELECTRONICS -- 2.9%
Google, Inc., Class A 1                                 7,000         2,904,020
Yahoo! Inc. 1                                          80,000         3,134,400
-------------------------------------------------------------------------------
                                                                      6,038,420

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.9%
Merrill Lynch & Co., Inc.                              35,000    $    2,370,550
MetLife, Inc.                                          45,000         2,205,000
Morgan Stanley                                         60,000         3,404,400
-------------------------------------------------------------------------------
                                                                      7,979,950
DRUG & GROCERY STORE CHAINS -- 1.1%
Walgreen Co.                                           50,000         2,213,000
-------------------------------------------------------------------------------
                                                                      2,213,000
DRUGS & PHARMACEUTICALS -- 5.2%
Cardinal Health, Inc.                                  42,000         2,887,500
Eli Lilly & Co.                                        45,000         2,546,550
MedImmune, Inc. 1                                      70,000         2,451,400
Shire PLC, ADR 3                                       76,500         2,967,435
-------------------------------------------------------------------------------
                                                                     10,852,885
ELECTRONICS -- MEDICAL SYSTEMS -- 1.3%
Medtronic, Inc.                                        45,000         2,590,650
-------------------------------------------------------------------------------
                                                                      2,590,650
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 7.2%
Advanced Micro Devices, Inc. 1                        130,000         3,978,000
Analog Devices, Inc.                                   77,000         2,761,990
Linear Technology Corp.                                55,000         1,983,850
Marvell Technology Group Ltd. 1                        60,000         3,365,400
Texas Instruments, Inc.                                85,000         2,725,950
-------------------------------------------------------------------------------
                                                                     14,815,190
ENTERTAINMENT -- 1.3%
Pixar 1                                                52,500         2,767,800
-------------------------------------------------------------------------------
                                                                      2,767,800
FINANCE -- SMALL LOANS -- 1.4%
SLM Corp.                                              52,500         2,892,225
-------------------------------------------------------------------------------
                                                                      2,892,225
FINANCE COMPANIES -- 1.0%
Capital One Financial Corp.                            23,000         1,987,200
-------------------------------------------------------------------------------
                                                                      1,987,200
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 2.5%
First Data Corp.                                       65,000         2,795,650
Paychex, Inc.                                          60,000         2,287,200
-------------------------------------------------------------------------------
                                                                      5,082,850
HEALTH CARE MANAGEMENT SERVICES -- 2.6%
Caremark Rx, Inc. 1                                    60,000         3,107,400
UnitedHealth Group, Inc.                               38,000         2,361,320
-------------------------------------------------------------------------------
                                                                      5,468,720
HEALTH CARE SERVICES -- 1.6%
WellPoint, Inc. 1                                      42,000         3,351,180
-------------------------------------------------------------------------------
                                                                      3,351,180
HOTEL/MOTEL -- 1.2%
Starwood Hotels & Resorts Worldwide, Inc.              40,000         2,554,400
-------------------------------------------------------------------------------
                                                                      2,554,400
INSURANCE -- MULTI-LINE -- 4.2%
Assurant, Inc.                                         72,700         3,161,723
CIGNA Corp.                                            20,000         2,234,000
Genworth Financial, Inc., Class A                      95,000         3,285,100
-------------------------------------------------------------------------------
                                                                      8,680,823

                               See notes to Schedule of Investments on page 110.
      The accompanying notes are an integral part of these financial statements.

                                                      WWW.RSINVESTMENTS.COM | 95

SCHEDULE OF INVESTMENTS - RS GROWTH FUND
                             (Continued)

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 3.2%
BJ Services Co.                                        96,600    $    3,542,322
Cooper Cameron Corp. 1                                 76,000         3,146,400
-------------------------------------------------------------------------------
                                                                      6,688,722
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 1.5%
St. Jude Medical, Inc. 1                               60,000         3,012,000
-------------------------------------------------------------------------------
                                                                      3,012,000
MULTI-SECTOR COMPANIES -- 3.1%
ABB Ltd., ADR 1,3                                     357,500         3,474,900
General Electric Co.                                   85,000         2,979,250
-------------------------------------------------------------------------------
                                                                      6,454,150
OIL -- CRUDE PRODUCERS -- 3.6%
Chesapeake Energy Corp.                               100,000         3,173,000
EnCana Corp.                                           95,000         4,290,200
-------------------------------------------------------------------------------
                                                                      7,463,200
OIL -- INTEGRATED INTERNATIONAL -- 2.0%
Marathon Oil Corp.                                     30,000         1,829,100
Suncor Energy, Inc.                                    35,000         2,209,550
-------------------------------------------------------------------------------
                                                                      4,038,650
PRODUCTION TECHNOLOGY EQUIPMENT -- 0.9%
KLA-Tencor Corp.                                       36,550         1,803,011
-------------------------------------------------------------------------------
                                                                      1,803,011
RESTAURANTS -- 1.2%
Starbucks Corp. 1                                      80,000         2,400,800
-------------------------------------------------------------------------------
                                                                      2,400,800
RETAIL -- 5.8%
Abercrombie & Fitch Co., Class A                       35,000         2,281,300
J.C. Penney Co., Inc.                                  40,000         2,224,000
Lowe's Cos., Inc.                                      43,000         2,866,380
Target Corp.                                           45,000         2,473,650
Wal-Mart Stores, Inc.                                  45,000         2,106,000
-------------------------------------------------------------------------------
                                                                     11,951,330
SOAPS & HOUSEHOLD CHEMICALS -- 1.0%
The Procter & Gamble Co.                               37,000         2,141,560
-------------------------------------------------------------------------------
                                                                      2,141,560
STEEL -- 1.2%
Nucor Corp.                                            38,000         2,535,360
-------------------------------------------------------------------------------
                                                                      2,535,360

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
TEXTILE -- APPAREL MANUFACTURERS -- 1.4%
Coach, Inc. 1                                          85,000    $    2,833,900
-------------------------------------------------------------------------------
                                                                      2,833,900
TOBACCO -- 1.5%
Altria Group, Inc.                                     41,000         3,063,520
-------------------------------------------------------------------------------
                                                                      3,063,520
UTILITIES -- CABLE TV & RADIO -- 1.6%
Comcast Corp., Special Class A 1                      130,000         3,339,700
-------------------------------------------------------------------------------
                                                                      3,339,700
UTILITIES -- ELECTRICAL -- 1.5%
Dominion Resources, Inc.                               39,000         3,010,800
-------------------------------------------------------------------------------
                                                                      3,010,800
UTILITIES -- TELECOMMUNICATIONS -- 2.4%
America Movil S.A. de C.V., Series L, ADR 3            87,500         2,560,250
AT&T, Inc.                                            100,000         2,449,000
-------------------------------------------------------------------------------
                                                                      5,009,250
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS (Cost $170,667,199)                             200,605,129
-------------------------------------------------------------------------------

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 7                                                        50,432
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $42,094)                                   50,432
-------------------------------------------------------------------------------

                                                                          Value
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.9%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 8                                   6,025,887
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $6,025,887)                        6,025,887

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0% (Cost $176,735,180)                     206,681,448

-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 0.0%                                                55,537

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $  206,736,985

See notes to Schedule of Investments on page 110.
The accompanying notes are an integral part of these financial statements.


96 | CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS - THE INFORMATION AGE FUND(R)

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 97.2%

ADVERTISING AGENCIES -- 1.9%
Marchex, Inc., Class B 1                               35,390    $      795,921
ValueClick, Inc. 1                                     51,110           925,602
-------------------------------------------------------------------------------
                                                                      1,721,523
COMMERCIAL INFORMATION SERVICES -- 0.9%
Health Grades, Inc. 1                                 125,160           784,753
-------------------------------------------------------------------------------
                                                                        784,753
COMMUNICATIONS TECHNOLOGY -- 6.6%
AudioCodes Ltd. 1                                      88,330           980,463
Redback Networks, Inc. 1                              137,070         1,927,204
WebEx Communications, Inc. 1                          138,590         2,997,702
-------------------------------------------------------------------------------
                                                                      5,905,369
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 30.2%
Blue Coat Systems, Inc. 1                              21,050           962,406
Digital River, Inc. 1                                  37,710         1,121,495
Digitas, Inc. 1                                       173,910         2,177,353
eCollege.com, Inc. 1                                   32,660           588,860
Informatica Corp. 1                                   220,320         2,643,840
MICROS Systems, Inc. 1                                 17,970           868,310
MicroStrategy, Inc., Class A 1                         20,250         1,675,485
Openwave Systems, Inc. 1                              111,140         1,941,616
Oracle Corp. 1                                        117,050         1,429,181
Patni Computer Systems Ltd., ADR 1,3                      150             3,477
PDF Solutions, Inc. 1                                 170,441         2,769,666
Quest Software, Inc. 1                                114,790         1,674,786
RightNow Technologies, Inc. 1                          88,062         1,625,625
SRA International, Inc., Class A 1                     72,290         2,207,737
Taleo Corp., Class A 1                                 93,030         1,235,438
Website Pros, Inc. 1                                   50,500           439,855
Wind River Systems, Inc. 1                            158,030         2,334,103
Witness Systems, Inc. 1                                73,682         1,449,325
-------------------------------------------------------------------------------
                                                                     27,148,558
COMPUTER TECHNOLOGY -- 9.6%
Advanced Analogic Technologies, Inc. 1                 49,530           685,991
Apple Computer, Inc. 1                                 14,490         1,041,686
M-Systems Flash Disk Pioneers Ltd. 1                  129,660         4,294,339
Rackable Systems, Inc. 1                               17,390           495,267
SanDisk Corp. 1                                        17,860         1,121,965
Vimicro International Corp., ADR 1,3                  103,060         1,007,927
-------------------------------------------------------------------------------
                                                                      8,647,175
CONSUMER ELECTRONICS -- 17.7%
Electronic Arts, Inc. 1                                27,140         1,419,694
Google, Inc., Class A 1                                11,030         4,575,906
InfoSpace, Inc. 1                                      75,600         1,951,992
JAMDAT Mobile, Inc. 1                                  96,960         2,577,197
Take-Two Interactive Software, Inc. 1                  47,680           843,936
THQ, Inc. 1                                            56,660         1,351,341
WebSideStory, Inc. 1                                   67,580         1,225,225
Yahoo! Inc. 1                                          49,368         1,934,238
-------------------------------------------------------------------------------
                                                                     15,879,529

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 17.5%
Analog Devices, Inc.                                   47,410    $    1,700,597
Broadcom Corp., Class A 1                              29,590         1,395,168
Genesis Microchip, Inc. 1                              39,840           720,706
Marvell Technology Group Ltd. 1                        32,720         1,835,265
O2Micro International Ltd., ADR 1,3                   486,310         4,950,636
Pixelplus Co. Ltd., ADR 1,3                            66,700           534,934
PLX Technology, Inc. 1                                124,832         1,073,555
PowerDsine Ltd. 1                                     125,890           864,864
Virage Logic Corp. 1                                  179,600         1,774,448
Volterra Semiconductor Corp. 1                         61,200           918,000
-------------------------------------------------------------------------------
                                                                     15,768,173
ENERGY EQUIPMENT -- 0.0%
Suntech Power Holdings Co. Ltd., ADR 1,3                  330             8,992
-------------------------------------------------------------------------------
                                                                          8,992
HEALTH CARE SERVICES -- 0.0%
WebMD Health Corp., Class A 1                             560            16,268
-------------------------------------------------------------------------------
                                                                         16,268
PRODUCTION TECHNOLOGY EQUIPMENT -- 4.2%
Photon Dynamics, Inc. 1                               105,260         1,924,153
Ultratech, Inc. 1                                     114,000         1,871,880
-------------------------------------------------------------------------------
                                                                      3,796,033
RETAIL -- 1.8%
Amazon.com, Inc. 1                                     14,880           701,592
GSI Commerce, Inc. 1                                   61,479           927,718
-------------------------------------------------------------------------------
                                                                      1,629,310
SECURITIES BROKERAGE & SERVICES -- 1.1%
ZipRealty, Inc. 1                                     113,020           951,628
-------------------------------------------------------------------------------
                                                                        951,628
SERVICES -- COMMERCIAL -- 4.9%
Cogent, Inc. 1                                         75,630         1,715,288
Ctrip.com International Ltd., ADR 3                    12,000           693,000
Expedia, Inc. 1                                        36,021           863,063
Monster Worldwide, Inc. 1                              27,980         1,142,144
-------------------------------------------------------------------------------
                                                                      4,413,495
TELECOMMUNICATIONS EQUIPMENT -- 0.3%
WiderThan Co. Ltd., ADR 1,3                            20,500           310,575
-------------------------------------------------------------------------------
                                                                        310,575
UTILITIES -- TELECOMMUNICATIONS -- 0.5%
NeuStar, Inc., Class A 1                               15,250           464,973
-------------------------------------------------------------------------------
                                                                        464,973
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $68,945,273)                               87,446,354
-------------------------------------------------------------------------------

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 7                                                        30,116
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $26,518)                                   30,116

                               See notes to Schedule of Investments on page 110.
      The accompanying notes are an integral part of these financial statements.

                                                      WWW.RSINVESTMENTS.COM | 97

SCHEDULE OF INVESTMENTS - THE INFORMATION AGE FUND(R)
                                          (Continued)

December 31, 2005                                                         Value
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 4.0%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 8                              $    3,546,652
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,546,652)                        3,546,652

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.2% (Cost $72,518,443)                       91,023,122

-------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (1.2)%                                     (1,037,887)

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $   89,985,235

See notes to Schedule of Investments on page 110.
The accompanying notes are an integral part of these financial statements.


98 | CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS - RS INTERNET AGE FUND(R)

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 96.8%
ADVERTISING AGENCIES -- 7.7%
aQuantive, Inc. 1                                     114,840    $    2,898,562
Marchex, Inc., Class B 1                               84,080         1,890,959
ValueClick, Inc. 1                                     96,941         1,755,601
-------------------------------------------------------------------------------
                                                                      6,545,122
COMMERCIAL INFORMATION SERVICES -- 0.9%
Health Grades, Inc. 1                                 120,990           758,607
-------------------------------------------------------------------------------
                                                                        758,607
COMMUNICATIONS & MEDIA -- 2.2%
Linktone Ltd., ADR 1,3                                181,940         1,892,176
-------------------------------------------------------------------------------
                                                                      1,892,176
COMMUNICATIONS TECHNOLOGY -- 3.8%
AudioCodes Ltd. 1                                      83,360           925,296
WebEx Communications, Inc. 1                          105,494         2,281,835
-------------------------------------------------------------------------------
                                                                      3,207,131
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 25.5%
Blue Coat Systems, Inc. 1                              20,330           929,488
Digital River, Inc. 1                                  79,650         2,368,791
Digitas, Inc. 1                                       228,010         2,854,685
eCollege.com, Inc. 1                                   40,950           738,328
Informatica Corp. 1                                    69,500           834,000
MICROS Systems, Inc. 1                                 15,950           770,704
MicroStrategy, Inc., Class A 1                          5,870           485,684
Openwave Systems, Inc. 1                               99,960         1,746,301
Optimal Group, Inc., Class A 1                         99,210         2,009,995
Oracle Corp. 1                                        111,250         1,358,362
Patni Computer Systems Ltd., ADR 1,3                      140             3,245
PDF Solutions, Inc. 1                                 154,240         2,506,400
RightNow Technologies, Inc. 1                          75,518         1,394,062
Taleo Corp., Class A 1                                 15,600           207,168
Website Pros, Inc. 1                                   67,190           585,225
Wind River Systems, Inc. 1                            101,880         1,504,768
Witness Systems, Inc. 1                                73,310         1,442,008
-------------------------------------------------------------------------------
                                                                     21,739,214
COMPUTER TECHNOLOGY -- 8.0%
Apple Computer, Inc. 1                                 13,780           990,644
M-Systems Flash Disk Pioneers Ltd. 1                  100,380         3,324,585
Rackable Systems, Inc. 1                               33,870           964,618
Trident Microsystems, Inc. 1                           34,580           622,440
Vimicro International Corp., ADR 1,3                   95,600           934,968
-------------------------------------------------------------------------------
                                                                      6,837,255
CONSUMER ELECTRONICS -- 25.4%
CNET Networks, Inc. 1                                 113,220         1,663,202
Electronic Arts, Inc. 1                                25,790         1,349,075
Google, Inc., Class A 1                                14,040         5,824,634
InfoSpace, Inc. 1                                     102,780         2,653,780
JAMDAT Mobile, Inc. 1                                 143,310         3,809,180
Netflix, Inc. 1                                        52,300         1,415,238
Take-Two Interactive Software, Inc. 1                  21,940           388,338
THQ, Inc. 1                                            34,760           829,026
WebSideStory, Inc. 1                                   58,670         1,063,687
Yahoo! Inc. 1                                          67,140         2,630,545
-------------------------------------------------------------------------------
                                                                     21,626,705

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 8.8%
Netlogic Microsystems, Inc. 1                          48,620    $    1,324,409
O2Micro International Ltd., ADR 1,3                   457,880         4,661,218
Pixelplus Co. Ltd., ADR 1,3                            64,550           517,691
PLX Technology, Inc. 1                                118,650         1,020,390
-------------------------------------------------------------------------------
                                                                      7,523,708
ENERGY EQUIPMENT -- 0.0%
Suntech Power Holdings Co. Ltd., ADR 1,3                  310             8,448
-------------------------------------------------------------------------------
                                                                          8,448
HEALTH CARE SERVICES -- 0.0%
WebMD Health Corp., Class A 1                             550            15,978
-------------------------------------------------------------------------------
                                                                         15,978
PRODUCTION TECHNOLOGY EQUIPMENT -- 1.6%
Photon Dynamics, Inc. 1                                72,540         1,326,031
-------------------------------------------------------------------------------
                                                                      1,326,031
RETAIL -- 4.6%
Amazon.com, Inc. 1                                     39,050         1,841,207
GSI Commerce, Inc. 1                                  135,710         2,047,864
-------------------------------------------------------------------------------
                                                                      3,889,071
SECURITIES BROKERAGE & SERVICES -- 1.7%
ZipRealty, Inc. 1                                     176,000         1,481,920
-------------------------------------------------------------------------------
                                                                      1,481,920
SERVICES -- COMMERCIAL -- 5.7%
Cogent, Inc. 1                                         54,880         1,244,678
Ctrip.com International Ltd., ADR 3                    15,800           912,450
Expedia, Inc. 1                                        39,088           936,549
Monster Worldwide, Inc. 1                              43,940         1,793,631
-------------------------------------------------------------------------------
                                                                      4,887,308
TELECOMMUNICATIONS EQUIPMENT -- 0.4%
WiderThan Co. Ltd., ADR 1,3                            19,480           295,122
-------------------------------------------------------------------------------
                                                                        295,122
UTILITIES -- TELECOMMUNICATIONS -- 0.5%
NeuStar, Inc., Class A 1                               14,450           440,581
-------------------------------------------------------------------------------
                                                                        440,581
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $61,877,645)                               82,474,377

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 7                                                        19,259
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $17,095)                                   19,259
-------------------------------------------------------------------------------

                                                                          Value
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 4.1%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 8                                   3,478,010
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,478,010)                        3,478,010

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.9% (Cost $65,372,750)                       85,971,646

-------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.9)%                                       (765,925)

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $   85,205,721

                               See notes to Schedule of Investments on page 110.
      The accompanying notes are an integral part of these financial statements.

                                                      WWW.RSINVESTMENTS.COM | 99

SCHEDULE OF INVESTMENTS - RS MIDCAP OPPORTUNITIES FUND

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 95.8%
AIR TRANSPORT -- 1.5%
JetBlue Airways Corp. 1                               210,150    $    3,232,107
-------------------------------------------------------------------------------
                                                                      3,232,107
AUTO TRUCKS & PARTS -- 1.1%
PACCAR, Inc.                                           35,000         2,423,050
-------------------------------------------------------------------------------
                                                                      2,423,050
BANKS -- OUTSIDE NEW YORK CITY -- 2.1%
SVB Financial Group 1                                  45,000         2,107,800
Zions Bancorp.                                         31,500         2,380,140
-------------------------------------------------------------------------------
                                                                      4,487,940
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 1.7%
Cephalon, Inc. 1                                       25,000         1,618,500
Genzyme Corp. 1                                        31,000         2,194,180
-------------------------------------------------------------------------------
                                                                      3,812,680
BUILDING MATERIALS -- 1.0%
Vulcan Materials Co.                                   33,000         2,235,750
-------------------------------------------------------------------------------
                                                                      2,235,750
CASINOS & GAMBLING -- 4.1%
Harrah's Entertainment, Inc.                           40,000         2,851,600
International Game Technology                          95,000         2,924,100
Scientific Games Corp., Class A 1                     115,000         3,137,200
-------------------------------------------------------------------------------
                                                                      8,912,900
COAL -- 2.0%
International Coal Group, Inc. 1                      230,000         2,185,000
Peabody Energy Corp.                                   27,000         2,225,340
-------------------------------------------------------------------------------
                                                                      4,410,340
COMMUNICATIONS & MEDIA -- 1.1%
Gemstar-TV Guide International, Inc. 1                900,000         2,349,000
-------------------------------------------------------------------------------
                                                                      2,349,000
COMMUNICATIONS TECHNOLOGY -- 5.4%
ADC Telecommunications, Inc. 1                        115,000         2,569,100
Comverse Technology, Inc. 1                            85,000         2,260,150
Foundry Networks, Inc. 1                              165,900         2,291,079
McAfee, Inc. 1                                         83,000         2,251,790
Tellabs, Inc. 1                                       225,600         2,459,040
-------------------------------------------------------------------------------
                                                                     11,831,159
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 1.0%
Openwave Systems, Inc. 1                              120,000         2,096,400
-------------------------------------------------------------------------------
                                                                      2,096,400
COMPUTER TECHNOLOGY -- 2.7%
M-Systems Flash Disk Pioneers Ltd. 1                   82,700         2,739,024
SanDisk Corp. 1                                        51,400         3,228,948
-------------------------------------------------------------------------------
                                                                      5,967,972
CONSTRUCTION -- 1.3%
Chicago Bridge & Iron Company
   N.V., ADR 3                                        115,000         2,899,150
-------------------------------------------------------------------------------
                                                                      2,899,150
CONSUMER ELECTRONICS -- 1.3%
Yahoo! Inc. 1                                          70,000         2,742,600
-------------------------------------------------------------------------------
                                                                      2,742,600

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
DIVERSIFIED MATERIALS & PROCESSING -- 1.0%
Armor Holdings, Inc. 1                                 50,000    $    2,132,500
-------------------------------------------------------------------------------
                                                                      2,132,500
DRUGS & PHARMACEUTICALS -- 3.2%
MedImmune, Inc. 1                                      60,000         2,101,200
Shire PLC, ADR 3                                       72,000         2,792,880
Teva Pharmaceutical Industries Ltd., ADR 3             50,000         2,150,500
-------------------------------------------------------------------------------
                                                                      7,044,580
ELECTRONICS -- 1.9%
Avid Technology, Inc. 1                                77,000         4,216,520
-------------------------------------------------------------------------------
                                                                      4,216,520
ELECTRONICS -- INSTRUMENTS, GAUGES & METERS -- 1.1%
Thermo Electron Corp. 1                                80,000         2,410,400
-------------------------------------------------------------------------------
                                                                      2,410,400
ELECTRONICS -- MEDICAL SYSTEMS -- 1.4%
Advanced Medical Optics, Inc. 1                        75,000         3,135,000
-------------------------------------------------------------------------------
                                                                      3,135,000
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 8.8%
Advanced Micro Devices, Inc. 1                        110,000         3,366,000
Analog Devices, Inc.                                   60,000         2,152,200
Broadcom Corp., Class A 1                              52,000         2,451,800
Cypress Semiconductor Corp. 1                         209,800         2,989,650
Linear Technology Corp.                                40,000         1,442,800
Marvell Technology Group Ltd. 1                        45,000         2,524,050
Maxim Integrated Products, Inc.                        65,000         2,355,600
Microsemi Corp. 1                                      70,000         1,936,200
-------------------------------------------------------------------------------
                                                                     19,218,300
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 1.0%
Paychex, Inc.                                          60,000         2,287,200
-------------------------------------------------------------------------------
                                                                      2,287,200
HEALTH CARE FACILITIES -- 1.9%
Pharmaceutical Product Development, Inc.               39,000         2,416,050
Quest Diagnostics, Inc.                                35,000         1,801,800
-------------------------------------------------------------------------------
                                                                      4,217,850
HEALTH CARE MANAGEMENT SERVICES -- 1.8%
AMERIGROUP Corp. 1                                    155,000         3,016,300
Emdeon Corp. 1                                        117,823           996,783
-------------------------------------------------------------------------------
                                                                      4,013,083
HEALTH CARE SERVICES -- 1.3%
Medco Health Solutions, Inc. 1                         50,000         2,790,000
-------------------------------------------------------------------------------
                                                                      2,790,000
INSURANCE -- MULTI-LINE -- 3.2%
Assurant, Inc.                                         43,600         1,896,164
CIGNA Corp.                                            20,000         2,234,000
Genworth Financial, Inc., Class A                      79,700         2,756,026
-------------------------------------------------------------------------------
                                                                      6,886,190
INVESTMENT MANAGEMENT COMPANIES -- 2.0%
Affiliated Managers Group, Inc. 1                      28,000         2,247,000
T. Rowe Price Group, Inc.                              28,500         2,052,855
-------------------------------------------------------------------------------
                                                                      4,299,855

See notes to Schedule of Investments on page 110.
The accompanying notes are an integral part of these financial statements.


100 | CALL 1-800-766-FUND

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 4.7%
BJ Services Co.                                        85,400    $    3,131,618
Hanover Compressor Co. 1                              160,000         2,257,600
Nabors Industries Ltd. 1                               32,500         2,461,875
Pride International, Inc. 1                            80,000         2,460,000
-------------------------------------------------------------------------------
                                                                     10,311,093
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 3.7%
C. R. Bard, Inc.                                       31,150         2,053,408
Cytyc Corp. 1                                          56,500         1,594,995
ResMed, Inc. 1                                         60,000         2,298,600
St. Jude Medical, Inc. 1                               44,000         2,208,800
-------------------------------------------------------------------------------
                                                                      8,155,803
MEDICAL SERVICES -- 1.0%
Covance, Inc. 1                                        45,000         2,184,750
-------------------------------------------------------------------------------
                                                                      2,184,750
METALS & MINERALS -- MISCELLANEOUS -- 1.0%
Cameco Corp.                                           36,000         2,282,040
-------------------------------------------------------------------------------
                                                                      2,282,040
MISCELLANEOUS CONSUMER STAPLES -- 0.9%
Herbalife Ltd. 1                                       58,799         1,912,143
-------------------------------------------------------------------------------
                                                                      1,912,143
MULTI-SECTOR COMPANIES -- 4.0%
Johnson Controls, Inc.                                 31,000         2,260,210
McDermott International, Inc. 1                        56,000         2,498,160
Walter Industries, Inc.                                80,000         3,977,600
-------------------------------------------------------------------------------
                                                                      8,735,970
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 0.9%
Steelcase, Inc., Class A                              125,000         1,978,750
-------------------------------------------------------------------------------
                                                                      1,978,750
OIL -- CRUDE PRODUCERS -- 4.1%
Cimarex Energy Co.                                     97,000         4,171,970
EOG Resources, Inc.                                    28,500         2,091,045
Southwestern Energy Co. 1                              74,000         2,659,560
-------------------------------------------------------------------------------
                                                                      8,922,575
PRODUCTION TECHNOLOGY EQUIPMENT -- 1.8%
KLA-Tencor Corp.                                       29,770         1,468,554
Lam Research Corp. 1                                   70,000         2,497,600
-------------------------------------------------------------------------------
                                                                      3,966,154
RETAIL -- 4.7%
Abercrombie & Fitch Co., Class A                       40,000         2,607,200
AnnTaylor Stores Corp. 1                               60,000         2,071,200
Bed Bath & Beyond, Inc. 1                              71,450         2,582,917
Urban Outfitters, Inc. 1                              118,000         2,986,580
-------------------------------------------------------------------------------
                                                                     10,247,897
SECURITIES BROKERAGE & SERVICES -- 1.4%
E*TRADE Financial Corp. 1                             145,000         3,024,700
-------------------------------------------------------------------------------
                                                                      3,024,700
SERVICES -- COMMERCIAL -- 2.9%
Cogent, Inc. 1                                         66,600         1,510,488
Monster Worldwide, Inc. 1                              57,000         2,326,740
West Corp. 1                                           60,000         2,529,000
-------------------------------------------------------------------------------
                                                                      6,366,228

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
SHIPPING -- 1.0%
UTI Worldwide, Inc.                                    22,500    $    2,088,900
-------------------------------------------------------------------------------
                                                                      2,088,900
TELECOMMUNICATIONS EQUIPMENT -- 1.1%
American Tower Corp., Class A 1                        87,000         2,357,700
-------------------------------------------------------------------------------
                                                                      2,357,700
TEXTILE -- APPAREL MANUFACTURERS -- 2.8%
Coach, Inc. 1                                          62,500         2,083,750
Jones Apparel Group, Inc.                              50,000         1,536,000
Polo Ralph Lauren Corp.                                45,000         2,526,300
-------------------------------------------------------------------------------
                                                                      6,146,050
TOBACCO -- 1.3%
Loews Corp.- Carolina Group                            65,500         2,881,345
-------------------------------------------------------------------------------
                                                                      2,881,345
TRANSPORTATION -- MISCELLANEOUS -- 1.1%
Tidewater, Inc.                                        55,000         2,445,300
-------------------------------------------------------------------------------
                                                                      2,445,300
UTILITIES -- TELECOMMUNICATIONS -- 2.5%
NeuStar, Inc., Class A 1                              106,700         3,253,283
Nextel Partners, Inc., Class A 1                       80,000         2,235,200
-------------------------------------------------------------------------------
                                                                      5,488,483
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $181,675,173)                             209,548,407
-------------------------------------------------------------------------------

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 7                                                        32,725
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $28,484)                                   32,725

                                                                          Value
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 4.2%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 8                                   9,171,718
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $9,171,718)                        9,171,718

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0% (Cost $190,875,375)                     218,752,850

-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 0.0%                                                18,003

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $  218,770,853

                               See notes to Schedule of Investments on page 110.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM | 101

SCHEDULE OF INVESTMENTS - RS SMALLER COMPANY GROWTH FUND

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 94.3%
ADVERTISING AGENCIES -- 1.2%
Marchex, Inc., Class B 1                               48,230    $    1,084,693
ValueClick, Inc. 1                                    103,840         1,880,542
-------------------------------------------------------------------------------
                                                                      2,965,235
BANKS -- OUTSIDE NEW YORK CITY -- 2.2%
Boston Private Financial Holdings, Inc.                60,920         1,853,186
PrivateBancorp, Inc.                                   94,650         3,366,701
-------------------------------------------------------------------------------
                                                                      5,219,887
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 0.8%
ViroPharma, Inc. 1                                     98,760         1,831,998
-------------------------------------------------------------------------------
                                                                      1,831,998
BUILDING MATERIALS -- 0.7%
Building Materials Holding Corp.                       23,860         1,627,491
-------------------------------------------------------------------------------
                                                                      1,627,491
CASINOS & GAMBLING -- 3.8%
Century Casinos, Inc. 1                               270,950         2,330,170
Mikohn Gaming Corp. 1                                 256,200         2,528,694
Scientific Games Corp., Class A 1                     157,510         4,296,873
-------------------------------------------------------------------------------
                                                                      9,155,737
COMMERCIAL INFORMATION SERVICES -- 0.6%
Health Grades, Inc. 1                                 229,630         1,439,780
-------------------------------------------------------------------------------
                                                                      1,439,780
COMMUNICATIONS TECHNOLOGY -- 2.5%
j2 Global Communications, Inc. 1                       90,410         3,864,124
RADVision Ltd. 1                                      139,530         2,313,784
-------------------------------------------------------------------------------
                                                                      6,177,908
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 16.7%
Bottomline Technologies, Inc. 1                       163,500         1,801,770
Concur Technologies, Inc. 1                           125,400         1,616,406
Digitas, Inc. 1                                       234,700         2,938,444
Epicor Software Corp. 1                               201,390         2,845,641
Equinix, Inc. 1                                       101,780         4,148,553
Keynote Systems, Inc. 1                               207,530         2,666,760
Merge Technologies, Inc. 1                             66,750         1,671,420
Openwave Systems, Inc. 1                              109,200         1,907,724
Optimal Group, Inc., Class A 1                        224,390         4,546,141
PDF Solutions, Inc. 1                                 140,570         2,284,262
Retalix Ltd. 1                                         83,000         2,030,180
RightNow Technologies, Inc. 1                          79,730         1,471,816
SafeNet, Inc. 1                                        88,980         2,866,936
Synplicity, Inc. 1                                    355,166         2,947,878
The Ultimate Software Group, Inc. 1                   128,670         2,453,737
Witness Systems, Inc. 1                               109,000         2,144,030
-------------------------------------------------------------------------------
                                                                     40,341,698
COMPUTER TECHNOLOGY -- 1.9%
Advanced Analogic Technologies, Inc. 1                142,490         1,973,487
M-Systems Flash Disk Pioneers Ltd. 1                   79,420         2,630,390
-------------------------------------------------------------------------------
                                                                      4,603,877

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 2.1%
Lifeline Systems, Inc. 1                               80,890    $    2,957,338
WebSideStory, Inc. 1                                  121,050         2,194,637
-------------------------------------------------------------------------------
                                                                      5,151,975
CONSUMER PRODUCTS -- 1.6%
Jarden Corp. 1                                        101,030         3,046,054
Nautilus, Inc.                                         45,400           847,164
-------------------------------------------------------------------------------
                                                                      3,893,218
DIVERSIFIED MATERIALS & PROCESSING -- 1.1%
Hexcel Corp. 1                                        152,480         2,752,264
-------------------------------------------------------------------------------
                                                                      2,752,264
DRUGS & PHARMACEUTICALS -- 3.3%
AtheroGenics, Inc. 1                                   89,180         1,784,492
First Horizon Pharmaceutical Corp. 1                  132,550         2,286,487
NUCRYST Pharmaceuticals Corp. 1                       180,000         1,809,000
Salix Pharmaceuticals Ltd. 1                          126,740         2,228,089
-------------------------------------------------------------------------------
                                                                      8,108,068
EDUCATION SERVICES -- 1.7%
Laureate Education, Inc. 1                             45,680         2,398,657
Universal Technical Institute, Inc. 1                  59,300         1,834,742
-------------------------------------------------------------------------------
                                                                      4,233,399
ELECTRICAL EQUIPMENT & COMPONENTS -- 0.8%
Axsys Technologies, Inc. 1                            113,580         2,038,761
-------------------------------------------------------------------------------
                                                                      2,038,761
ELECTRONICS -- 0.8%
SRS Labs, Inc. 1                                      285,880         1,881,090
-------------------------------------------------------------------------------
                                                                      1,881,090
ELECTRONICS -- INSTRUMENTS, GAUGES & METERS -- 1.0%
Itron, Inc. 1                                          57,840         2,315,914
-------------------------------------------------------------------------------
                                                                      2,315,914
ELECTRONICS -- MEDICAL SYSTEMS -- 1.0%
Illumina, Inc. 1                                      112,770         1,590,057
Neurometrix, Inc. 1                                    30,200           823,856
-------------------------------------------------------------------------------
                                                                      2,413,913
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 2.6%
Microsemi Corp. 1                                      86,630         2,396,186
O2Micro International Ltd., ADR 1,3                   184,420         1,877,395
Volterra Semiconductor Corp. 1                        130,380         1,955,700
-------------------------------------------------------------------------------
                                                                      6,229,281
ELECTRONICS -- TECHNOLOGY -- 2.2%
DRS Technologies, Inc.                                 61,260         3,149,989
Intermagnetics General Corp. 1                         66,530         2,122,307
-------------------------------------------------------------------------------
                                                                      5,272,296
FINANCIAL -- MISCELLANEOUS -- 1.0%
Portfolio Recovery Associates, Inc. 1                  52,120         2,420,453
-------------------------------------------------------------------------------
                                                                      2,420,453
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 3.3%
Cybersource Corp. 1                                   400,470         2,643,102
Online Resources Corp. 1                              268,690         2,969,025
TNS, Inc. 1                                           125,740         2,411,693
-------------------------------------------------------------------------------
                                                                      8,023,820

See notes to Schedule of Investments on page 110.
The accompanying notes are an integral part of these financial statements.


102 | CALL 1-800-766-FUND

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
HEALTH CARE FACILITIES -- 1.9%
Five Star Quality Care, Inc. 1                        382,560    $    3,010,747
LCA-Vision, Inc.                                       32,280         1,533,623
-------------------------------------------------------------------------------
                                                                      4,544,370
HEALTH CARE SERVICES -- 2.5%
Adeza Biomedical Corp. 1                               76,940         1,619,587
Amedisys, Inc. 1                                       45,670         1,929,101
Matria Healthcare, Inc. 1                              66,620         2,582,191
-------------------------------------------------------------------------------
                                                                      6,130,879
INSURANCE -- MULTI-LINE -- 1.2%
Amerisafe, Inc. 1                                     279,609         2,818,459
-------------------------------------------------------------------------------
                                                                      2,818,459
INSURANCE -- PROPERTY & CASUALTY -- 1.5%
The Navigators Group, Inc. 1                           47,470         2,070,166
Tower Group, Inc.                                      71,410         1,569,592
-------------------------------------------------------------------------------
                                                                      3,639,758
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 3.7%
Hydril 1                                               29,020         1,816,652
Oil States International, Inc. 1                       74,370         2,356,042
Patterson-UTI Energy, Inc.                             68,280         2,249,826
Superior Energy Services, Inc. 1                      124,570         2,622,198
-------------------------------------------------------------------------------
                                                                      9,044,718
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 8.6%
AngioDynamics, Inc. 1                                  26,200           668,886
Encore Medical Corp. 1                                404,018         1,999,889
I-Flow Corp. 1                                        160,710         2,349,580
Immucor, Inc. 1                                        91,760         2,143,514
Matrixx Initiatives, Inc. 1                            57,400         1,202,530
NuVasive, Inc. 1                                       96,880         1,753,528
Orthovita, Inc. 1                                     448,420         1,739,870
PolyMedica Corp.                                       95,533         3,197,490
SonoSite, Inc. 1                                       57,850         2,025,328
Syneron Medical Ltd. 1                                 45,630         1,448,752
The Spectranetics Corp. 1                             194,550         2,188,688
-------------------------------------------------------------------------------
                                                                     20,718,055
METAL FABRICATING -- 1.2%
Maverick Tube Corp. 1                                  71,290         2,841,619
-------------------------------------------------------------------------------
                                                                      2,841,619
OIL -- CRUDE PRODUCERS -- 1.9%
Grey Wolf, Inc. 1                                     312,810         2,418,021
Unit Corp. 1                                           42,100         2,316,763
-------------------------------------------------------------------------------
                                                                      4,734,784
PRODUCTION TECHNOLOGY EQUIPMENT -- 0.8%
Ultratech, Inc. 1                                     118,940         1,952,995
-------------------------------------------------------------------------------
                                                                      1,952,995
REAL ESTATE INVESTMENT TRUSTS -- 1.4%
KKR Financial Corp.                                   139,180         3,338,928
-------------------------------------------------------------------------------
                                                                      3,338,928
RENTAL & LEASING SERVICES -- COMMERCIAL -- 1.4%
McGrath Rentcorp                                      118,080         3,282,624
-------------------------------------------------------------------------------
                                                                      3,282,624

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
RESTAURANTS -- 0.4%
Cosi, Inc. 1                                          132,560    $    1,100,248
-------------------------------------------------------------------------------
                                                                      1,100,248
RETAIL -- 3.5%
Cache, Inc. 1                                         141,660         2,453,551
Central Garden & Pet Co. 1                             77,840         3,575,970
Jos. A. Bank Clothiers, Inc. 1                         57,515         2,496,726
-------------------------------------------------------------------------------
                                                                      8,526,247
SERVICES -- COMMERCIAL -- 7.9%
AMN Healthcare Services, Inc. 1                       137,610         2,721,926
Barrett Business Services, Inc. 1                      98,600         2,464,014
Ctrip.com International Ltd., ADR 3                    22,400         1,293,600
FirstService Corp. 1                                  160,210         4,109,386
Providence Service Corp. 1                             64,190         1,848,030
Rollins, Inc.                                         179,860         3,545,041
Steiner Leisure Ltd. 1                                 87,350         3,106,166
-------------------------------------------------------------------------------
                                                                     19,088,163
TRANSPORTATION -- MISCELLANEOUS -- 2.4%
American Commercial Lines, Inc. 1                      95,210         2,883,911
Vitran Corp., Inc. 1                                  145,990         2,876,003
-------------------------------------------------------------------------------
                                                                      5,759,914
TRUCKERS -- 1.1%
Old Dominion Freight Line, Inc. 1                      98,070         2,645,929
-------------------------------------------------------------------------------
                                                                      2,645,929
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $185,870,964)                             228,265,753
-------------------------------------------------------------------------------

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 7                                                        38,786
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $34,070)                                   38,786

                                                                          Value
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 5.9%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 8                                  12,258,750
BlackRock Liquidity Funds TempFund
   Portfolio-Institutional Shares 8                                   2,055,472
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $14,314,222)                      14,314,222

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.2% (Cost $200,219,256)                     242,618,761

-------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.2)%                                       (489,844)

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $  242,128,917

                               See notes to Schedule of Investments on page 110.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM | 103

SCHEDULE OF INVESTMENTS - RS GLOBAL NATURAL RESOURCES FUND

December 31, 2005             Foreign Currency 2       Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 91.5%
ALUMINUM -- 1.7%
Century Aluminum Co. 1                              1,130,200    $   29,622,542
-------------------------------------------------------------------------------
                                                                     29,622,542
CHEMICALS -- 1.2%
Eastman Chemical Co.                                  212,900        10,983,511
Huntsman Corp. 1                                      576,680         9,930,430
-------------------------------------------------------------------------------
                                                                     20,913,941
COAL -- 8.2%
Arch Coal, Inc.                                       440,810        35,044,395
China Shenhua Energy Co. Ltd. 1,4            HKD    6,000,000         6,602,762
Foundation Coal Holdings, Inc.                        921,200        35,005,600
Massey Energy Co.                                     564,200        21,366,254
Peabody Energy Corp.                                  419,910        34,608,982
Western Canadian Coal Corp. 1                CAD    2,616,200         7,899,576
-------------------------------------------------------------------------------
                                                                    140,527,569
ENERGY -- MISCELLANEOUS -- 1.8%
Crosstex Energy, Inc.                                 490,700        30,943,542
-------------------------------------------------------------------------------
                                                                     30,943,542
FINANCIAL - MISCELLANEOUS -- 2.7%
Brookfield Asset Management, Inc.,
   Class A                                   CAD      916,700        46,219,439
-------------------------------------------------------------------------------
                                                                     46,219,439
GOLD -- 2.1%
Goldcorp, Inc.                               CAD      772,300        17,207,252
Virginia Gold Mines, Inc. 1                  CAD    1,780,700        17,846,062
-------------------------------------------------------------------------------
                                                                     35,053,314
INSURANCE -- MULTI-LINE -- 0.5%
PICO Holdings, Inc. 1                                 286,778         9,251,458
-------------------------------------------------------------------------------
                                                                      9,251,458
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 13.0%
Basic Energy Services, Inc. 1,6                     1,712,590        34,166,170
Ensign Energy Services, Inc.                 CAD    1,344,400        54,264,053
Key Energy Services, Inc. 1                         3,464,100        46,661,427
National-Oilwell Varco, Inc. 1                        468,800        29,393,760
Noble Corp.                                           242,250        17,088,315
Trican Well Service Ltd. 1                   CAD      789,000        38,009,377
Weatherford International Ltd. 1                       98,476         3,564,831
-------------------------------------------------------------------------------
                                                                    223,147,933
MACHINERY -- SPECIALTY -- 0.2%
Bucyrus International, Inc., Class A                   76,700         4,042,090
-------------------------------------------------------------------------------
                                                                      4,042,090
METALS & MINERALS --  MISCELLANEOUS -- 10.5%
BHP Billiton Ltd., ADR 3                            1,070,400        35,772,768
Companhia Vale do Rio Doce, ADR 3                     912,700        37,548,478
Ivanhoe Nickel & Platinum Ltd. 1,4,5                  203,624         1,018,120
Labrador Iron Ore Royalty
   Income Fund                               CAD      960,100        22,101,833
Minefinders Corp. Ltd. 1                     CAD    1,155,300         5,863,710
Sherritt International Corp.                 CAD    2,376,400        20,647,460
Teck Cominco Ltd., Class B                   CAD    1,070,000        57,115,145
-------------------------------------------------------------------------------
                                                                    180,067,514

December 31, 2005             Foreign Currency 2       Shares             Value
-------------------------------------------------------------------------------
OIL -- CRUDE PRODUCERS -- 25.7%
Anadarko Petroleum Corp.                              119,800    $   11,351,050
Anderson Energy Ltd. 1,6                     CAD    3,194,400        21,296,916
Clear Energy, Inc. 1,6                       CAD    3,736,000        17,033,679
Compton Petroleum Corp. 1                    CAD    4,665,700        68,633,894
Denbury Resources, Inc. 1                             690,600        15,731,868
Iteration Energy Ltd. 1                      CAD    1,526,700         8,195,284
Kereco Energy Ltd. 1                         CAD      445,100         5,858,342
Newfield Exploration Co. 1                            368,300        18,440,781
Nexen, Inc.                                  CAD      715,900        34,130,654
Penn West Energy Trust                       CAD    1,700,500        55,573,999
Precision Drilling Trust                     CAD    1,185,400        39,137,728
Precision Drilling Trust                              235,700         7,778,100
Progress Energy Trust                        CAD    1,789,000        26,424,474
Talisman Energy, Inc.                        CAD    1,098,000        58,184,696
Western Oil Sands, Inc., Class A 1           CAD    2,182,300        52,208,493
-------------------------------------------------------------------------------
                                                                    439,979,958
OIL -- INTEGRATED DOMESTIC -- 1.7%
Petroleo Brasileiro, ADR 3                            411,200        29,306,224
-------------------------------------------------------------------------------
                                                                     29,306,224
OIL -- INTEGRATED INTERNATIONAL -- 13.4%
Exxon Mobil Corp.                                     923,200        51,856,144
Marathon Oil Corp.                                    524,400        31,972,668
Paramount Resources Ltd., Class A 1          CAD    2,434,100        64,702,732
Shell Canada Ltd.                            CAD      564,700        20,427,231
Trilogy Energy Trust                         CAD    3,001,400        61,450,660
-------------------------------------------------------------------------------
                                                                    230,409,435
PAPER -- 0.4%
Fraser Papers, Inc. 1                        CAD      751,700         6,472,981
-------------------------------------------------------------------------------
                                                                      6,472,981
STEEL -- 0.9%
Allegheny Technologies, Inc.                          373,100        13,461,448
Carpenter Technology Corp.                             14,200         1,000,674
-------------------------------------------------------------------------------
                                                                     14,462,122
UTILITIES -- ELECTRICAL -- 7.5%
Dominion Resources, Inc.                              613,900        47,393,080
PPL Corp.                                           1,571,700        46,207,980
TXU Corp.                                             699,800        35,122,962
-------------------------------------------------------------------------------
                                                                    128,724,022

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,175,964,989)                         1,569,144,084
-------------------------------------------------------------------------------

                                                                          Value
-------------------------------------------------------------------------------

OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 7                                                        67,300

-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $67,075)                                   67,300
-------------------------------------------------------------------------------

See notes to Schedule of Investments on page 110.
The accompanying notes are an integral part of these financial statements.


104 | CALL 1-800-766-FUND

December 31, 2005                                                         Value
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 7.9%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 8                              $   85,473,884
BlackRock Liquidity Funds TempFund
   Portfolio-Institutional Shares 8                                  49,524,081
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $134,997,965)                    134,997,965

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.4% (Cost $1,311,030,029)                  1,704,209,349

-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 0.6%                                            10,972,932

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $1,715,182,281

                               See notes to Schedule of Investments on page 110.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM | 105

SCHEDULE OF INVESTMENTS - RS INVESTORS FUND

December 31, 2005             Foreign Currency 2       Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 86.0%
ADVERTISING AGENCIES -- 4.4%
ADVO, Inc.                                             77,530    $    2,184,795
-------------------------------------------------------------------------------
                                                                      2,184,795
CABLE TELEVISION SERVICES -- 4.6%
Liberty Global, Inc., Class A 1                        50,610         1,138,725
Liberty Global, Inc., Series C 1                       53,690         1,138,228
-------------------------------------------------------------------------------
                                                                      2,276,953
CHEMICALS -- 2.8%
Eastman Chemical Co.                                   26,650         1,374,873
-------------------------------------------------------------------------------
                                                                      1,374,873
COMMUNICATIONS & MEDIA -- 2.6%
Discovery Holding Co., Class A 1                       85,530         1,295,779
-------------------------------------------------------------------------------
                                                                      1,295,779
DIVERSIFIED FINANCIAL SERVICES -- 2.7%
Merrill Lynch & Co., Inc.                              20,050         1,357,987
-------------------------------------------------------------------------------
                                                                      1,357,987
ENTERTAINMENT -- 4.4%
Viacom, Inc., Class B 1                                66,060         2,153,556
-------------------------------------------------------------------------------
                                                                      2,153,556
FINANCIAL -- MISCELLANEOUS -- 5.5%
Ambac Financial Group, Inc.                            17,600         1,356,256
Willis Group Holdings Ltd.                             36,690         1,355,329
-------------------------------------------------------------------------------
                                                                      2,711,585
IDENTIFICATION CONTROL & FILTER DEVICES -- 1.4%
Paxar Corp. 1                                          34,700           681,161
-------------------------------------------------------------------------------
                                                                        681,161
INSURANCE -- LIFE -- 2.8%
Conseco, Inc. 1                                        59,340         1,374,908
-------------------------------------------------------------------------------
                                                                      1,374,908
INSURANCE -- MULTI-LINE -- 7.4%
Assurant, Inc.                                         32,130         1,397,334
Torchmark Corp.                                        40,600         2,257,360
-------------------------------------------------------------------------------
                                                                      3,654,694
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 4.3%
Key Energy Services, Inc. 1                           158,300         2,132,301
-------------------------------------------------------------------------------
                                                                      2,132,301
MEDICAL SERVICES -- 2.8%
Magellan Health Services, Inc. 1                       43,770         1,376,567
-------------------------------------------------------------------------------
                                                                      1,376,567
METALS & MINERALS -- MISCELLANEOUS -- 4.8%
Teck Cominco Ltd., Class B                   CAD       44,600         2,380,687
-------------------------------------------------------------------------------
                                                                      2,380,687
OIL -- CRUDE PRODUCERS -- 7.3%
Compton Petroleum Corp. 1                    CAD      153,200         2,253,619
Talisman Energy, Inc.                        CAD       25,400         1,345,985
-------------------------------------------------------------------------------
                                                                      3,599,604

December 31, 2005             Foreign Currency 2       Shares             Value
-------------------------------------------------------------------------------
OIL -- INTEGRATED INTERNATIONAL -- 4.6%
Paramount Resources Ltd., Class A 1          CAD       85,900    $    2,283,376
-------------------------------------------------------------------------------
                                                                      2,283,376

REAL ESTATE -- 7.4%
MI Developments, Inc., Class A                         66,950         2,301,741
The St. Joe Co.                                        20,020         1,345,744
-------------------------------------------------------------------------------
                                                                      3,647,485

RENTAL & LEASING SERVICES -- CONSUMER -- 1.9%
Coinmach Service Corp.                                 60,900           950,040
-------------------------------------------------------------------------------
                                                                        950,040

RESTAURANTS -- 0.9%
Triarc Cos., Inc., Class B                             28,900           429,165
-------------------------------------------------------------------------------
                                                                        429,165

SERVICES -- COMMERCIAL -- 8.9%
Coinstar, Inc. 1                                       30,300           691,749
Corrections Corp. of America 1                         52,820         2,375,316
Regis Corp.                                            34,790         1,341,850
-------------------------------------------------------------------------------
                                                                      4,408,915

UTILITIES -- ELECTRICAL -- 4.5%
PPL Corp.                                              76,100         2,237,340
-------------------------------------------------------------------------------
                                                                      2,237,340

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $41,444,568)                               42,511,771
-------------------------------------------------------------------------------

                                                                          Value
-------------------------------------------------------------------------------

OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 7                                                           134
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $134)                                         134

                                                                          Value
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 10.1%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 8                                   2,503,190
BlackRock Liquidity Funds TempFund
   Portfolio-Institutional Shares 8                                   2,502,690
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $5,005,880)                        5,005,880

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 96.1% (Cost $46,450,582)                        47,517,785

-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 3.9%                                             1,945,456

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $   49,463,241

See notes to Schedule of Investments on page 110.
The accompanying notes are an integral part of these financial statements.


106 | CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS - RS PARTNERS FUND

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 83.6%
ADVERTISING AGENCIES -- 2.4%
ADVO, Inc. 6                                        1,859,150    $   52,390,847
-------------------------------------------------------------------------------
                                                                     52,390,847
AUTO PARTS -- AFTER MARKET -- 1.7%
Commercial Vehicle Group, Inc. 1,6                  1,934,600        36,331,788
-------------------------------------------------------------------------------
                                                                     36,331,788
BANKS -- OUTSIDE NEW YORK CITY -- 1.9%
Hancock Holding Co.                                   510,616        19,306,391
Whitney Holding Corp.                                 757,373        20,873,200
-------------------------------------------------------------------------------
                                                                     40,179,591
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 1.0%
Angiotech Pharmaceuticals, Inc. 1                   1,569,862        20,643,685
-------------------------------------------------------------------------------
                                                                     20,643,685
CABLE TELEVISION SERVICES -- 2.6%
Liberty Global, Inc., Class A 1                     1,291,775        29,064,937
Liberty Global, Inc., Series C 1                    1,291,775        27,385,630
-------------------------------------------------------------------------------
                                                                     56,450,567
CASINOS & GAMBLING -- 3.1%
Isle of Capri Casinos, Inc. 1                         919,244        22,392,784
Scientific Games Corp., Class A 1                   1,616,590        44,100,575
-------------------------------------------------------------------------------
                                                                     66,493,359
COAL -- 3.2%
Peabody Energy Corp.                                  841,000        69,315,220
-------------------------------------------------------------------------------
                                                                     69,315,220
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 4.0%
Novell, Inc. 1                                      6,972,747        61,569,356
SSA Global Technologies, Inc. 1                     1,361,023        24,757,008
-------------------------------------------------------------------------------
                                                                     86,326,364
CONSUMER PRODUCTS -- 0.3%
American Greetings Corp., Class A                     246,190         5,408,794
-------------------------------------------------------------------------------
                                                                      5,408,794
EDUCATION SERVICES -- 3.3%
Corinthian Colleges, Inc. 1                         4,073,339        47,983,934
ITT Educational Services, Inc. 1                      393,475        23,258,307
-------------------------------------------------------------------------------
                                                                     71,242,241
ELECTRONICS -- MEDICAL SYSTEMS -- 1.1%
eResearch Technology, Inc. 1                        1,604,973        24,235,092
-------------------------------------------------------------------------------
                                                                     24,235,092
FINANCE COMPANIES -- 3.3%
Assured Guaranty Ltd.                               1,631,040        41,412,106
Lazard Ltd., Class A                                  939,800        29,979,620
-------------------------------------------------------------------------------
                                                                     71,391,726
FINANCIAL DATA PROCESSING
SERVICES & SYSTEMS -- 2.3%
John H. Harland Co.                                 1,334,530        50,178,328
-------------------------------------------------------------------------------
                                                                     50,178,328
FOODS -- 0.9%
NBTY, Inc. 1                                        1,217,070        19,777,388
-------------------------------------------------------------------------------
                                                                     19,777,388

December 31, 2005             Foreign Currency 2       Shares            Value
-------------------------------------------------------------------------------
GOLD -- 2.2%
Goldcorp, Inc.                               CAD    2,141,830    $   47,721,104
-------------------------------------------------------------------------------
                                                                     47,721,104
HEALTH CARE FACILITIES -- 1.0%
Kindred Healthcare, Inc. 1                            874,660        22,531,242
-------------------------------------------------------------------------------
                                                                     22,531,242
HEALTH CARE MANAGEMENT SERVICES -- 2.3%
AMERIGROUP Corp. 1                                  1,488,120        28,958,815
Centene Corp. 1                                       791,050        20,796,705
-------------------------------------------------------------------------------
                                                                     49,755,520
HOMEBUILDING -- 1.8%
Desarrolladora Homex S.A. de C.V., ADR 1,3          1,262,400        38,730,432
-------------------------------------------------------------------------------
                                                                     38,730,432
HOUSEHOLD FURNISHINGS -- 1.5%
Select Comfort Corp. 1                              1,186,550        32,452,143
-------------------------------------------------------------------------------
                                                                     32,452,143
IDENTIFICATION CONTROL & FILTER DEVICES -- 0.7%
Paxar Corp. 1                                         807,880        15,858,684
-------------------------------------------------------------------------------
                                                                     15,858,684
INSURANCE -- MULTI-LINE   -- 3.3%
Hanover Insurance Group, Inc.                       1,707,590        71,326,034
-------------------------------------------------------------------------------
                                                                     71,326,034
INSURANCE -- PROPERTY & CASUALTY -- 1.0%
Endurance Specialty Holdings Ltd.                     599,040        21,475,584
-------------------------------------------------------------------------------
                                                                     21,475,584
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 1.0%
Key Energy Services, Inc. 1                         1,605,900        21,631,473
-------------------------------------------------------------------------------
                                                                     21,631,473
MEDICAL SERVICES -- 2.1%
Magellan Health Services, Inc. 1                    1,414,700        44,492,315
-------------------------------------------------------------------------------
                                                                     44,492,315
METALS & MINERALS -- MISCELLANEOUS -- 1.5%
Sherritt International Corp.                 CAD    3,783,550        32,873,547
-------------------------------------------------------------------------------
                                                                     32,873,547
OIL -- CRUDE PRODUCERS -- 4.2%
Compton Petroleum Corp. 1                    CAD    6,133,500        90,225,687
-------------------------------------------------------------------------------
                                                                     90,225,687
OIL -- INTEGRATED INTERNATIONAL -- 5.1%
Paramount Resources Ltd., Class A 1          CAD    2,149,700        57,142,871
Trilogy Energy Trust                         CAD    2,599,000        53,211,923
-------------------------------------------------------------------------------
                                                                    110,354,794
PAPER -- 0.2%
Fraser Papers, Inc. 1                        CAD      582,340         5,014,601
-------------------------------------------------------------------------------
                                                                      5,014,601
PUBLISHING -- MISCELLANEOUS -- 0.9%
Playboy Enterprises, Inc., Class B 1                1,323,970        18,389,943
-------------------------------------------------------------------------------
                                                                     18,389,943

                               See notes to Schedule of Investments on page 110.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM | 107

SCHEDULE OF INVESTMENTS - RS PARTNERS FUND
                               (Continued)

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
REAL ESTATE -- 2.2%
MI Developments, Inc., Class A                      1,403,800    $   48,262,644
-------------------------------------------------------------------------------
                                                                     48,262,644
REAL ESTATE INVESTMENT TRUSTS -- 3.5%
BioMed Realty Trust, Inc.                           1,256,400        30,656,160
Deerfield Triarc Capital Corp.                      1,639,720        22,464,164
KKR Financial Corp.                                   958,890        23,003,771
-------------------------------------------------------------------------------
                                                                     76,124,095
RENTAL & LEASING SERVICES -- CONSUMER -- 1.2%
Coinmach Service Corp.                              1,650,100        25,741,560
-------------------------------------------------------------------------------
                                                                     25,741,560
RESTAURANTS -- 4.1%
Triarc Cos., Inc., Class B 6                        6,000,000        89,100,000
-------------------------------------------------------------------------------
                                                                     89,100,000
RETAIL -- 1.7%
Dollar Tree Stores, Inc. 1                            963,677        23,070,427
Tuesday Morning Corp.                                 653,925        13,680,111
-------------------------------------------------------------------------------
                                                                     36,750,538
SERVICES -- COMMERCIAL -- 7.6%
Coinstar, Inc. 1,6                                  1,716,861        39,195,937
Corrections Corp. of America 1                      1,832,180        82,393,134
Regis Corp.                                         1,133,340        43,712,924
-------------------------------------------------------------------------------
                                                                    165,301,995
SHIPPING -- 2.1%
Alexander & Baldwin, Inc.                             819,858        44,469,098
-------------------------------------------------------------------------------
                                                                     44,469,098
STEEL -- 0.9%
Allegheny Technologies, Inc.                          517,050        18,655,164
Carpenter Technology Corp.                             19,702         1,388,400
-------------------------------------------------------------------------------
                                                                     20,043,564
TEXTILE -- APPAREL MANUFACTURERS -- 0.4%
Carter's, Inc. 1                                      163,990         9,650,812
-------------------------------------------------------------------------------
                                                                      9,650,812

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,400,660,345)                         1,808,642,399

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 7                                                       190,306
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $184,057)                                 190,306
-------------------------------------------------------------------------------

December 31, 2005                                                         Value
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 10.0%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 8                              $  108,494,512
BlackRock Liquidity Funds TempFund
   Portfolio-Institutional Shares 8                                 108,311,512

-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $216,806,024)                    216,806,024

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 93.6% (Cost $1,617,650,426)                  2,025,638,729

-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 6.4%                                           138,768,694

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $2,164,407,423

See notes to Schedule of Investments on page 110.
The accompanying notes are an integral part of these financial statements.


108 | CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS - RS VALUE FUND

December 31, 2005             Foreign Currency 2       Shares            Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 89.3%
ADVERTISING AGENCIES -- 2.3%
ADVO, Inc.                                            361,480    $   10,186,506
Clear Channel Outdoor Holdings, Inc. 1              1,355,620        27,180,181
-------------------------------------------------------------------------------
                                                                     37,366,687
BANKS -- OUTSIDE NEW YORK CITY -- 0.4%
The Shizuoka Bank Ltd. 4                     JPY      705,000         7,041,620
-------------------------------------------------------------------------------
                                                                      7,041,620
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 0.8%
Angiotech Pharmaceuticals, Inc. 1                   1,027,400        13,510,310
-------------------------------------------------------------------------------
                                                                     13,510,310
CABLE TELEVISION SERVICES -- 3.7%
Liberty Global, Inc., Class A 1                       951,261        21,403,372
Liberty Global, Inc., Series C 1                      951,261        20,166,733
Liberty Media Corp., Class A 1                      2,218,140        17,456,762
-------------------------------------------------------------------------------
                                                                     59,026,867
CASINOS & GAMBLING -- 1.0%
Scientific Games Corp., Class A 1                     564,580        15,401,742
-------------------------------------------------------------------------------
                                                                     15,401,742
CHEMICALS -- 1.2%
Eastman Chemical Co.                                  185,000         9,544,150
Huntsman Corp. 1                                      551,530         9,497,347
-------------------------------------------------------------------------------
                                                                     19,041,497
COAL -- 2.3%
Peabody Energy Corp.                                  445,680        36,732,946
-------------------------------------------------------------------------------
                                                                     36,732,946
COMMUNICATIONS & MEDIA -- 1.6%
Discovery Holding Co., Class A 1                    1,645,630        24,931,294
-------------------------------------------------------------------------------
                                                                     24,931,294
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 4.7%
Acxiom Corp.                                        1,459,070        33,558,610
Novell, Inc. 1                                      4,656,730        41,118,926
-------------------------------------------------------------------------------
                                                                     74,677,536
CONSUMER PRODUCTS -- 0.2%
American Greetings Corp., Class A                     136,790         3,005,276
-------------------------------------------------------------------------------
                                                                      3,005,276
DIVERSIFIED FINANCIAL SERVICES -- 4.4%
Ameriprise Financial, Inc.                            786,260        32,236,660
Merrill Lynch & Co., Inc.                             562,650        38,108,284
-------------------------------------------------------------------------------
                                                                     70,344,944
DRUGS & PHARMACEUTICALS -- 0.8%
Barr Pharmaceuticals, Inc. 1                          193,200        12,034,428
-------------------------------------------------------------------------------
                                                                     12,034,428
EDUCATION SERVICES -- 3.0%
Career Education Corp. 1                              930,400        31,373,088
ITT Educational Services, Inc. 1                      275,850        16,305,493
-------------------------------------------------------------------------------
                                                                     47,678,581
ELECTRICAL -- HOUSEHOLD APPLIANCES -- 2.4%
Thomson 4                                     EUR   1,840,864        38,578,762
-------------------------------------------------------------------------------
                                                                     38,578,762

December 31, 2005             Foreign Currency 2       Shares             Value
-------------------------------------------------------------------------------

ENTERTAINMENT -- 2.0%
Viacom, Inc., Class B 1                               973,970    $   31,751,422
-------------------------------------------------------------------------------
                                                                     31,751,422
FINANCIAL -- MISCELLANEOUS -- 8.4%
Ambac Financial Group, Inc.                           397,390        30,622,874
Brookfield Asset Management, Inc.,
   Class A                                   CAD      988,500        49,839,550
Corporacion GEO, S.A. de C.V.,
   Series B 1                                MXP    6,974,100        24,597,108
Willis Group Holdings Ltd.                            796,530        29,423,818
-------------------------------------------------------------------------------
                                                                    134,483,350
GOLD -- 0.9%
Goldcorp, Inc.                               CAD      618,700        13,784,963
-------------------------------------------------------------------------------
                                                                     13,784,963
HEALTH CARE FACILITIES -- 1.5%
Kindred Healthcare, Inc. 1                            400,570        10,318,683
Triad Hospitals, Inc. 1                               363,410        14,256,574
-------------------------------------------------------------------------------
                                                                     24,575,257
INSURANCE -- LIFE -- 1.9%
Conseco, Inc. 1                                     1,339,640        31,039,459
-------------------------------------------------------------------------------
                                                                     31,039,459
INSURANCE -- MULTI-LINE -- 4.7%
Assurant, Inc.                                        696,950        30,310,356
Torchmark Corp.                                       808,030        44,926,468
-------------------------------------------------------------------------------
                                                                     75,236,824
INSURANCE -- PROPERTY & CASUALTY -- 0.9%
Endurance Specialty Holdings Ltd.                     398,790        14,296,622
-------------------------------------------------------------------------------
                                                                     14,296,622
INVESTMENT MANAGEMENT COMPANIES -- 2.2%
Federated Investors, Inc.                             946,140        35,045,026
-------------------------------------------------------------------------------
                                                                     35,045,026
MEDICAL SERVICES -- 1.5%
Magellan Health Services, Inc. 1                      763,070        23,998,552
-------------------------------------------------------------------------------
                                                                     23,998,552
METALS & MINERALS -- MISCELLANEOUS -- 3.2%
Ivanhoe Nickel & Platinum Ltd. 1,4,5                  698,422         3,492,110
Teck Cominco Ltd., Class B                   CAD      907,600        48,446,454
-------------------------------------------------------------------------------
                                                                     51,938,564
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 0.5%
Diebold, Inc.                                         210,000         7,980,000
-------------------------------------------------------------------------------
                                                                      7,980,000
OIL -- CRUDE PRODUCERS -- 9.5%
Penn West Energy Trust                       CAD    1,103,700        36,069,993
Precision Drilling Trust                     CAD    1,142,000        37,704,813
Talisman Energy, Inc.                        CAD      911,700        48,312,375
Western Oil Sands, Inc., Class A 1           CAD    1,244,000        29,760,970
-------------------------------------------------------------------------------
                                                                    151,848,151
PUBLISHING -- NEWSPAPERS -- 1.2%
News Corp., Class B                                 1,118,340        18,575,627
-------------------------------------------------------------------------------
                                                                     18,575,627

                               See notes to Schedule of Investments on page 110.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM | 109

SCHEDULE OF INVESTMENTS - RS VALUE FUND
                            (Continued)

December 31, 2005                                      Shares             Value
-------------------------------------------------------------------------------
REAL ESTATE -- 4.3%
MI Developments, Inc., Class A                      1,099,720    $   37,808,373
The St. Joe Co.                                       449,380        30,207,324
-------------------------------------------------------------------------------
                                                                     68,015,697
RESTAURANTS -- 0.9%
Yum! Brands, Inc.                                     306,390        14,363,563
-------------------------------------------------------------------------------
                                                                     14,363,563
RETAIL -- 1.5%
Dollar General Corp.                                  606,000        11,556,420
Dollar Tree Stores, Inc. 1                            514,470        12,316,412
-------------------------------------------------------------------------------
                                                                     23,872,832
SECURITIES BROKERAGE & SERVICES -- 1.4%
Nuveen Investments                                    527,390        22,477,362
-------------------------------------------------------------------------------
                                                                     22,477,362
SERVICES -- COMMERCIAL -- 5.2%
Corrections Corp. of America 1                      1,203,350        54,114,650
Regis Corp.                                           750,600        28,950,642
-------------------------------------------------------------------------------
                                                                     83,065,292
SHIPPING -- 1.6%
Alexander & Baldwin, Inc.                             468,117        25,390,666
-------------------------------------------------------------------------------
                                                                     25,390,666
TRANSPORTATION -- MISCELLANEOUS -- 0.9%
Laidlaw International, Inc.                           608,040        14,124,769
-------------------------------------------------------------------------------
                                                                     14,124,769
UTILITIES -- CABLE TV & RADIO -- 1.8%
Comcast Corp. 1                                     1,110,070        28,817,417
-------------------------------------------------------------------------------
                                                                     28,817,417
UTILITIES -- ELECTRICAL -- 4.5%
Entergy Corp.                                         443,520        30,447,648
PPL Corp.                                           1,384,800        40,713,120
-------------------------------------------------------------------------------
                                                                     71,160,768

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,220,374,499)                         1,425,214,673

December 31, 2005                                                         Value
-------------------------------------------------------------------------------

OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 7                                                $       78,794

-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $76,558)                                   78,794
-------------------------------------------------------------------------------

                                                                          Value
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 8.9%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 8                                  79,005,397
BlackRock Liquidity Funds TempFund
   Portfolio-Institutional Shares 8                                  62,721,458
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $141,726,855)                    141,726,855

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.2% (Cost $1,362,177,912)                  1,567,020,322

-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 1.8%                                            29,296,731

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $1,596,317,053

1     Non income-producing security.

2 Foreign-denominated security: CAD -- Canadian Dollar, EUR -- Euro Dollar, HKD -- Hong Kong Dollar, JPY -- Japanese Yen, MXP -- Mexican Peso.

3     ADR -- American Depository Receipt.

4     Fair value security. See 1a in Notes to Financial Statements.

5     Restricted security. See 5c in Notes to Financial Statements.

6     Affiliated issuer. See 3d in Notes to Financial Statements.

7 Investments in designated RS Mutual Funds under a deferred compensation plan adopted May 6, 2002, for disinterested Trustees. See 3b in Notes to Financial Statements.

8     Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.


110 | CALL 1-800-766-FUND

                       This page left blank intentionally.

                                                     WWW.RSINVESTMENTS.COM | 111

FINANCIAL INFORMATION

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2005
All numbers in thousands except for Pricing of Shares section

                                                                         RS              RS                               THE
                                                                DIVERSIFIED        EMERGING              RS       INFORMATION
                                                                     GROWTH          GROWTH          GROWTH       AGE FUND(R)
ASSETS
Investments, at value                                         $     401,330   $     935,324   $     206,681   $        91,023
Investments in affiliated issuers, at value                              --              --              --                --
Cash and cash equivalents                                                --              --              --                --
Receivable for investments sold                                       4,239           4,011           3,448                --
Receivable for fund shares subscribed                                   658             526              23                47
Dividends/interest receivable                                            44             208             375                 6
Prepaid expenses                                                         18              26               3                 2
Other receivables                                                        --             286              --                --
------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                        406,289         940,381         210,530            91,078
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investments purchased                                     4,784           2,996           3,184               601
Payable for fund shares redeemed                                     14,581           5,193             251               294
Payable to adviser                                                      363             774             143                78
Payable to distributor                                                   91             204              45                20
Deferred trustees' compensation                                         188             360              50                30
Accrued expenses/other liabilities                                      404             558             120                70
------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    20,411          10,085           3,793             1,093
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                              $     385,878   $     930,296   $     206,737   $        89,985
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                                     519,075       2,250,916         169,878            71,528
Distributions in excess of net investment income                         --              --              --                --
Accumulated undistributed net investment income/(loss)                   --              --              --                --
Accumulated net realized gain/(loss) from investments
   and foreign currency transactions                               (173,619)     (1,509,942)          6,913               (48)
Net unrealized appreciation/(depreciation) on investments
   and translation of assets and liabilities in foreign
   currencies                                                        40,422         189,322          29,946            18,505
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                              $     385,878   $     930,296   $     206,737   $        89,985
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                          $     360,908   $     746,002   $     176,735   $        72,518
------------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share     $       22.33   $       32.58   $       15.85   $         16.35
Net Assets                                                    $ 385,878,454   $ 930,295,529   $ 206,736,985   $    89,985,235
Shares of beneficial interest outstanding with no par value      17,280,527      28,554,823      13,042,784         5,503,525

                                                                                                         RS                RS
                                                                                         RS         SMALLER            GLOBAL
                                                                RS INTERNET          MIDCAP         COMPANY           NATURAL
                                                                AGE FUND(R)   OPPORTUNITIES          GROWTH         RESOURCES
ASSETS
Investments, at value                                         $      85,972   $     218,753   $     242,619   $     1,631,712
Investments in affiliated issuers, at value                              --              --              --            72,497
Cash and cash equivalents                                                --              --              --                --
Receivable for investments sold                                          --             236           1,076             3,296
Receivable for fund shares subscribed                                   311             648           2,074             6,464
Dividends/interest receivable                                             9             155              45             5,620
Prepaid expenses                                                          2               4               4                17
Other receivables                                                        --              --              --                --
------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                         86,294         219,796         245,818         1,719,606
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investments purchased                                       471             441           2,955                --
Payable for fund shares redeemed                                        444             240             317             1,810
Payable to adviser                                                       73             149             202             1,438
Payable to distributor                                                   18              46              51               360
Deferred trustees' compensation                                          19              33              39                67
Accrued expenses/other liabilities                                       63             116             125               749
------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     1,088           1,025           3,689             4,424
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                              $      85,206   $     218,771   $     242,129   $     1,715,182
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                                     192,474         202,591         197,768         1,319,472
Distributions in excess of net investment income                         --              --              --           (25,015)
Accumulated undistributed net investment income/(loss)                   --              --              --                --
Accumulated net realized gain/(loss) from investments
   and foreign currency transactions                               (127,867)        (11,698)          1,961            27,551
Net unrealized appreciation/(depreciation) on investments
   and translation of assets and liabilities in foreign
   currencies                                                        20,599          27,878          42,400           393,174
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                              $      85,206   $     218,771   $     242,129   $     1,715,182
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                          $      65,373   $     190,875   $     200,219   $     1,311,030
------------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share     $        7.76   $       13.34   $       21.11   $         32.65
Net Assets                                                    $  85,205,721   $ 218,770,853   $ 242,128,917   $ 1,715,182,281
Shares of beneficial interest outstanding with no par value      10,983,470      16,393,530      11,471,416        52,530,459

------------------------------------------------------------------------------------------------------------------------------

                                                                          RS                 RS                RS
                                                                   INVESTORS           PARTNERS             VALUE
ASSETS
Investments, at value                                         $      47,518    $      1,808,620   $     1,567,020
Investments in affiliated issuers, at value                              --             217,019                --
Cash and cash equivalents                                             1,911             131,743                --
Receivable for investments sold                                          --               6,165             6,565
Receivable for fund shares subscribed                                 1,520               9,907            32,924
Dividends/interest receivable                                            63               3,835             2,036
Prepaid expenses                                                         21                  41                16
Other receivables                                                        --                  --                --
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                         51,033           2,177,330         1,608,561
------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investments purchased                                     1,480               3,226             7,111
Payable for fund shares redeemed                                         --               6,202             2,923
Payable to adviser                                                       33               1,843             1,125
Payable to distributor                                                    8                 461               331
Deferred trustees' compensation                                          --                 190                79
Accrued expenses/other liabilities                                       49               1,001               675
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     1,570              12,923            12,244
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                              $      49,463    $      2,164,407   $     1,596,317
------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                                      48,409           1,789,286         1,429,873
Distributions in excess of net investment income                         --                (110)           (4,867)
Accumulated undistributed net investment income/(loss)                  (12)                 --                --
Accumulated net realized gain/(loss) from investments
   and foreign currency transactions                                     --             (32,758)          (33,526)
Net unrealized appreciation/(depreciation) on investments
   and translation of assets and liabilities in foreign
   currencies                                                         1,066             407,989           204,837
------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                              $      49,463    $      2,164,407   $     1,596,317
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                          $      46,451    $      1,617,650   $     1,362,178
------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share     $       10.44    $          33.01   $         24.55
Net Assets                                                    $  49,463,241    $  2,164,407,423   $ 1,596,317,053
Shares of beneficial interest outstanding with no par value       4,738,533          65,569,159        65,017,915

------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


112 | CALL 1-800-766-FUND                            WWW.RSINVESTMENTS.COM | 113

FINANCIAL INFORMATION

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005
All numbers in thousands

                                                                           RS           RS                       THE
                                                                  DIVERSIFIED     EMERGING          RS   INFORMATION
                                                                       GROWTH       GROWTH      GROWTH   AGE FUND(R)
INVESTMENT INCOME
Interest                                                          $       614   $    1,495   $     161   $        70
Dividends                                                               1,831          949       2,289            16
Dividends -- affiliated issuers                                            --           --          --            --
Withholding taxes on foreign dividends                                     (1)          (3)        (13)           (1)
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 2,444        2,441       2,437            85
---------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                6,525       10,222       1,645           956
Distribution fees                                                       1,631        2,690         514           239
Transfer agent fees                                                     1,307        1,775         281           139
Custodian fees                                                            116          124          36            28
Accounting/administrative service fees                                    465          763         151            74
Shareholder reports                                                       361          651          91            55
Professional fees                                                          99          147          39            17
Registration fees                                                          53           57          29            26
Interest expense                                                            4           --          --             1
Trustees' fees and expenses                                                38           65          12             5
Organization expense                                                       --           --          --            --
Other expense                                                              95          132          21            13
---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                         10,694       16,626       2,819         1,553
---------------------------------------------------------------------------------------------------------------------
Less: Expense waiver by adviser                                           (67)          (3)         (1)           --
Expense offsets and other waivers                                          --           --          --            --

---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                    10,627       16,623       2,818         1,553
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                           (8,183)     (14,182)       (381)       (1,468)
---------------------------------------------------------------------------------------------------------------------

REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED
   APPRECIATION/(DEPRECIATION) ON INVESTMENTS
Net realized gain/(loss) from investments and foreign
   currency transactions                                              110,286      161,480      30,524        20,546
Net realized gain/(loss) from investments in affiliated issuers        (7,347)          --          --            --
Net change in unrealized appreciation/(depreciation) on
   investments and on translation of assets and liabilities in
   foreign currencies                                                (125,166)    (163,813)     (8,500)      (20,877)
---------------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS                                        (22,227)      (2,333)     22,024          (331)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                $   (30,410)  $  (16,515)  $  21,643   $    (1,799)
---------------------------------------------------------------------------------------------------------------------

                                                                                                       RS           RS
                                                                           RS              RS     SMALLER       GLOBAL
                                                                     INTERNET          MIDCAP     COMPANY      NATURAL
                                                                  AGE FUND(R)   OPPORTUNITIES      GROWTH    RESOURCES
INVESTMENT INCOME
Interest                                                          $        71   $         164   $     439   $    5,148
Dividends                                                                   2             993         317       26,652
Dividends -- affiliated issuers                                            --              --          --           --
Withholding taxes on foreign dividends                                     --              (1)         --       (2,609)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    73           1,156         756       29,191
-----------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                  809           1,722       2,146       11,978
Distribution fees                                                         202             506         537        2,994
Transfer agent fees                                                       157             204         235        1,487
Custodian fees                                                             22              45          58          372
Accounting/administrative service fees                                     61             150         158          846
Shareholder reports                                                        50              84         114          503
Professional fees                                                          15              40          40          192
Registration fees                                                          32              32          27          140
Interest expense                                                            1              --          --           --
Trustees' fees and expenses                                                 4              10          11           46
Organization expense                                                       --              --          --           --
Other expense                                                              10              18          20           70
-----------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                          1,363           2,811       3,346       18,628
-----------------------------------------------------------------------------------------------------------------------
Less: Expense waiver by adviser                                            --            (102)        (23)        (782)
Expense offsets and other waivers                                          --              --          --           --

-----------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                     1,363           2,709       3,323       17,846
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                           (1,290)         (1,553)     (2,567)      11,345
-----------------------------------------------------------------------------------------------------------------------

REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED
   APPRECIATION/(DEPRECIATION) ON INVESTMENTS
Net realized gain/(loss) from investments and foreign
   currency transactions                                               17,552          23,686      21,889      111,290
Net realized gain/(loss) from investments in affiliated issuers            --              --          --       (3,795)
Net change in unrealized appreciation/(depreciation) on
   investments and on translation of assets and liabilities in
   foreign currencies                                                 (12,635)         (3,526)     (5,157)     297,986
-----------------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS                                          4,917          20,160      16,732      405,481
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                $     3,627   $      18,607   $  14,165   $  416,826
-----------------------------------------------------------------------------------------------------------------------

                                                                          RS            RS           RS
                                                                  INVESTORS*      PARTNERS        VALUE
INVESTMENT INCOME
Interest                                                          $       33   $     8,786   $    5,732
Dividends                                                                 58        15,699        8,956
Dividends -- affiliated issuers                                           --         6,219           --
Withholding taxes on foreign dividends                                    (3)       (1,136)        (644)
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   88        29,568       14,044
--------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                  42        19,941        9,606
Distribution fees                                                         11         4,985        2,825
Transfer agent fees                                                        9         2,246        1,310
Custodian fees                                                            10           310          218
Accounting/administrative service fees                                     2         1,266          799
Shareholder reports                                                        2           951          473
Professional fees                                                         26           322          185
Registration fees                                                          4            62          178
Interest expense                                                          --            --           --
Trustees' fees and expenses                                               --            84           45
Organization expense                                                      53            --           --
Other expense                                                             --           171           71
--------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           159        30,338       15,710
--------------------------------------------------------------------------------------------------------
Less: Expense waiver by adviser                                           --          (778)          (2)
Expense offsets and other waivers                                         (1)           --           --

--------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                      158        29,560       15,708
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                             (70)            8       (1,664)
--------------------------------------------------------------------------------------------------------

REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED
   APPRECIATION/(DEPRECIATION) ON INVESTMENTS
Net realized gain/(loss) from investments and foreign
   currency transactions                                                   5       193,324       19,886
Net realized gain/(loss) from investments in affiliated issuers           --        10,234           --
Net change in unrealized appreciation/(depreciation) on
   investments and on translation of assets and liabilities in
   foreign currencies                                                  1,066         7,178      113,963
--------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS                                         1,071       210,736      133,849
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                $    1,001   $   210,744   $  132,185
--------------------------------------------------------------------------------------------------------

* For the period November 15, 2005 (commencement of operations) through December 31, 2005.

The accompanying notes are an integral part of these financial statements.


114 | CALL 1-800-766-FUND                            WWW.RSINVESTMENTS.COM | 115

FINANCIAL INFORMATION

STATEMENT OF CHANGES IN NET ASSETS
All numbers in thousands

                                                         RS DIVERSIFIED GROWTH             RS EMERGING GROWTH
                                                       -----------------------------    ----------------------------
                                                             For the         For the          For the         For the
                                                          Year Ended      Year Ended       Year Ended      Year Ended
                                                       Dec. 31, 2005   Dec. 31, 2004    Dec. 31, 2005   Dec. 31, 2004
OPERATIONS
Net investment income/(loss)                           $      (8,183)  $     (12,177)   $     (14,182)  $     (21,663)
Net realized gain/(loss) from investments and
   foreign currency transactions                             102,939             274          161,480         210,520
Net change in unrealized appreciation/(depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                        (125,166)         11,843         (163,813)          3,584
----------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                 (30,410)            (60)         (16,515)        192,441
----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                             --              --               --              --
Realized gain on investments                                      --              --               --              --
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                               --              --               --              --
----------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                143,700         417,648          106,509         265,078
Reinvestment of distributions                                     --              --               --              --
Cost of shares redeemed                                     (681,223)       (553,375)        (559,476)       (671,040)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                (537,523)       (135,727)        (452,967)       (405,962)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                       (567,933)       (135,787)        (469,482)       (213,521)
----------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                          953,811       1,089,598        1,399,778       1,613,299
End of Period                                          $     385,878   $     953,811    $     930,296   $   1,399,778

----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS                              $          --   $          --    $          --   $          --
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
   INCLUDED IN NET ASSETS                              $          --   $          --    $          --   $          --
----------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                           6,697          19,123            3,473           9,180
Reinvested                                                        --              --               --              --
Redeemed                                                     (31,447)        (25,821)         (18,175)        (23,337)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                      (24,750)         (6,698)         (14,702)        (14,157)
----------------------------------------------------------------------------------------------------------------------

                                                                  RS GROWTH             THE INFORMATION AGE FUND(R)
                                                       -----------------------------   -----------------------------
                                                             For the         For the         For the         For the
                                                          Year Ended      Year Ended      Year Ended      Year Ended
                                                       Dec. 31, 2005   Dec. 31, 2004   Dec. 31, 2005   Dec. 31, 2004
OPERATIONS
Net investment income/(loss)                           $        (381)  $      (1,196)  $      (1,468)  $      (2,500)
Net realized gain/(loss) from investments and
   foreign currency transactions                              30,524          27,330          20,546          16,610
Net change in unrealized appreciation/(depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                          (8,500)         (1,757)        (20,877)        (11,983)
---------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                  21,643          24,377         (1,799)           2,127
---------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                             --              --              --              --
Realized gain on investments                                 (30,785)        (30,348)             --              --
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          (30,785)        (30,348)             --              --
---------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                  9,797          14,865          11,564          88,821
Reinvestment of distributions                                 30,108          29,600              --              --
Cost of shares redeemed                                      (41,531)        (44,715)        (52,231)       (200,453)
---------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                  (1,626)           (250)        (40,667)       (111,632)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                        (10,768)         (6,221)        (42,466)       (109,505)
---------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                          217,505         223,726         132,451         241,956
End of Period                                          $     206,737   $     217,505   $      89,985   $     132,451

---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS                              $          --   $          --   $          --   $          --
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED
   IN NET ASSETS                                       $          --   $          --   $          --   $          --
---------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                             574             846             768           5,730
Reinvested                                                     1,896           1,836              --              --
Redeemed                                                      (2,479)         (2,550)         (3,533)        (13,666)
---------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                           (9)            132          (2,765)         (7,936)
---------------------------------------------------------------------------------------------------------------------

                                                           RS INTERNET AGE FUND(R)
                                                       -----------------------------
                                                             For the         For the
                                                          Year Ended      Year Ended
                                                       Dec. 31, 2005   Dec. 31, 2004
OPERATIONS
Net investment income/(loss)                           $      (1,290)  $      (1,917)
Net realized gain/(loss) from investments and
   foreign currency transactions                              17,552           3,717
Net change in unrealized appreciation/(depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                         (12,635)          3,534
-------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                   3,627           5,334
-------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                             --              --
Realized gain on investments                                      --              --
-------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                               --              --
-------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                 13,916          55,224
Reinvestment of distributions                                     --              --
Cost of shares redeemed                                      (38,704)        (80,159)
-------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                 (24,788)        (24,935)
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                        (21,161)        (19,601)
-------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                          106,367         125,968
End of Period                                          $      85,206   $     106,367
-------------------------------------------------------------------------------------
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS                              $          --   $          --
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED
   IN NET ASSETS                                       $          --   $          --
-------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                           1,962           8,048
Reinvested                                                        --              --
Redeemed                                                      (5,762)        (12,419)
-------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                       (3,800)         (4,371)
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


116 | CALL 1-800-766-FUND                            WWW.RSINVESTMENTS.COM | 117

FINANCIAL INFORMATION

All numbers in thousands

                                                                     RS MIDCAP OPPORTUNITIES         RS SMALLER COMPANY GROWTH
                                                                  -----------------------------   ------------------------------
                                                                        For the         For the         For the         For the
                                                                     Year Ended      Year Ended      Year Ended      Year Ended
                                                                  Dec. 31, 2005   Dec. 31, 2004   Dec. 31, 2005   Dec. 31, 2004

OPERATIONS
Net investment income/(loss)                                      $      (1,553)  $      (1,371)  $      (2,567)  $      (2,671)
Net realized gain/(loss) from investments and foreign currency
   transactions                                                          23,686          14,091          21,889          27,048
Net change in unrealized appreciation/(depreciation) on
   investments and on translation of assets and liabilities in
   foreign currencies                                                    (3,526)          5,475          (5,157)          2,119
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          18,607          18,195          14,165          26,496
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                        --              --              --              --
Realized gain on investments                                                 --              --         (29,687)        (10,117)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                          --              --         (29,687)        (10,117)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                            29,764         101,445         115,300         113,829
Reinvestment of distributions                                                --              --          28,031           9,487
Cost of shares redeemed                                                 (38,154)        (52,233)        (99,447)       (126,075)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                                    (8,390)         49,212          43,884          (2,759)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                    10,217          67,407          28,362          13,620
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                     208,554         141,147         213,767         200,147
End of Period                                                     $     218,771   $     208,554   $     242,129   $     213,767

--------------------------------------------------------------------------------------------------------------------------------
DISTIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET
   ASSETS                                                         $          --   $          --   $          --   $          --
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET
   ASSETS                                                         $          --   $          --   $          --   $          --
--------------------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                      2,400           8,838           5,207           5,334
Reinvested                                                                   --              --           1,312             440
Redeemed                                                                 (3,135)         (4,733)         (4,520)         (6,026)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                    (735)          4,105           1,999            (252)
--------------------------------------------------------------------------------------------------------------------------------

                                                                   RS GLOBAL NATURAL RESOURCES    RS INVESTORS*
                                                                  -----------------------------   --------------
                                                                        For the         For the         For the
                                                                     Year Ended      Year Ended    Period Ended
                                                                  Dec. 31, 2005   Dec. 31, 2004   Dec. 31, 2005

OPERATIONS
Net investment income/(loss)                                      $      11,345   $        (577)  $         (70)
Net realized gain/(loss) from investments and foreign currency
   transactions                                                         107,495          37,838               5
Net change in unrealized appreciation/(depreciation) on
   investments and on translation of assets and liabilities in
   foreign currencies                                                   297,986          75,587           1,066
----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         416,826         112,848           1,001
----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                   (33,165)           (857)             --
Realized gain on investments                                            (89,208)        (24,155)             --
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                    (122,373)        (25,012)             --
----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                         1,101,253         547,723          48,571
Reinvestment of distributions                                           113,926          23,330              --
Cost of shares redeemed                                                (422,962)       (172,853)           (109)
----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                                   792,217         398,200          48,462
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                 1,086,670         486,036          49,463
----------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                     628,512         142,476              --
End of Period                                                     $   1,715,182   $     628,512   $      49,463

----------------------------------------------------------------------------------------------------------------
DISTIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET
   ASSETS                                                         $     (25,015)  $          --   $          --
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET
   ASSETS                                                         $          --   $      (2,226)  $         (12)
----------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                     38,196          25,195           4,749
Reinvested                                                                3,462           1,001              --
Redeemed                                                                (14,554)         (8,180)            (10)
----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                  27,104          18,016           4,739
----------------------------------------------------------------------------------------------------------------

                                                                            RS PARTNERS                      RS VALUE
                                                                  -----------------------------   ------------------------------
                                                                        For the         For the         For the         For the
                                                                     Year Ended      Year Ended      Year Ended      Year Ended
                                                                  Dec. 31, 2005   Dec. 31, 2004   Dec. 31, 2005   Dec. 31, 2004

OPERATIONS
Net investment income/(loss)                                      $           8   $      (8,469)  $      (1,664)  $      (2,433)
Net realized gain/(loss) from investments and foreign currency
   transactions                                                         203,558         178,143          19,886          57,832
Net change in unrealized appreciation/(depreciation) on
   investments and on translation of assets and liabilities in
   foreign currencies                                                     7,178         254,628         113,963          45,867
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         210,744         424,302         132,185         101,266
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                        --              --            (422)           (783)
Realized gain on investments                                           (334,320)        (94,627)             --              --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                    (334,320)        (94,627)           (422)           (783)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                           558,957       1,317,175       1,176,672         416,776
Reinvestment of distributions                                           317,496          89,572             396             764
Cost of shares redeemed                                                (632,927)       (544,580)       (341,100)       (263,228)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                                   243,526         862,167         835,968         154,312
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                   119,950       1,191,842         967,731         254,795
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                   2,044,457         852,615         628,586         373,791
End of Period                                                     $   2,164,407   $   2,044,457   $   1,596,317   $     628,586

--------------------------------------------------------------------------------------------------------------------------------
DISTIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET
   ASSETS                                                         $        (110)  $          --   $      (4,867)  $          --
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET
   ASSETS                                                         $          --   $         (95)  $          --   $      (2,601)
--------------------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                     15,258          43,620          51,143          21,615
Reinvested                                                                9,583           2,677              16              36
Redeemed                                                                (18,073)        (18,277)        (14,720)        (15,021)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                   6,768          28,020          36,439           6,630
--------------------------------------------------------------------------------------------------------------------------------

* For the period November 15, 2005 (commencement of operations) through December 31, 2005.

The accompanying notes are an integral part of these financial statements.


118 | CALL 1-800-766-FUND                            WWW.RSINVESTMENTS.COM | 119

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of each Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

FINANCIAL HIGHLIGHTS

                             Net Asset                                              Distributions   Distributions
                                Value,             Net    Net Realized                   From Net        From Net
                             Beginning      Investment  and Unrealized       Total     Investment        Realized           Total
                             of Period   Income/(Loss)     Gain/(Loss)  Operations         Income   Capital Gains   Distributions
RS DIVERSIFIED GROWTH
Year Ended 12/31/05          $   22.69   $      (0.47)  $        0.11   $   (0.36)  $          --   $          --   $          --
Year Ended 12/31/04              22.36          (0.29)           0.62        0.33              --              --              --
Year Ended 12/31/03              14.16          (0.14)           8.34        8.20              --              --              --
Year Ended 12/31/02              23.26          (0.19)          (8.91)      (9.10)             --              --              --
Year Ended 12/31/01              22.83          (0.18)           0.61        0.43              --              --              --
---------------------------------------------------------------------------------------------------------------------------------

RS EMERGING GROWTH
Year Ended 12/31/05          $   32.36   $      (0.50)  $        0.72   $    0.22   $          --   $          --   $          --
Year Ended 12/31/04              28.10          (0.50)           4.76        4.26              --              --              --
Year Ended 12/31/03              19.15          (0.35)           9.30        8.95              --              --              --
Year Ended 12/31/02              32.00          (0.34)         (12.51)     (12.85)             --              --              --
Year Ended 12/31/01              44.02          (0.29)         (11.73)     (12.02)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------

RS GROWTH
Year Ended 12/31/05          $   16.66   $      (0.03)  $        1.92   $    1.89   $          --   $       (2.70)  $       (2.70)
Year Ended 12/31/04              17.32          (0.09)           2.07        1.98              --           (2.64)          (2.64)
Year Ended 12/31/03              12.37          (0.12)           5.57        5.45              --           (0.50)          (0.50)
Year Ended 12/31/02              17.07          (0.15)          (4.55)      (4.70)             --              --              --
Year Ended 12/31/01              24.62          (0.21)          (4.80)      (5.01)             --           (2.54)          (2.54)
---------------------------------------------------------------------------------------------------------------------------------

THE INFORMATION AGE FUND(R)
Year Ended 12/31/05          $   16.02   $      (0.27)  $        0.60   $    0.33   $          --   $          --   $          --
Year Ended 12/31/04              14.93          (0.30)           1.39        1.09              --              --              --
Year Ended 12/31/03               7.55          (0.14)           7.52        7.38              --              --              --
Year Ended 12/31/02              14.53          (0.18)          (6.80)      (6.98)             --              --              --
Year Ended 12/31/01              19.01          (0.14)          (4.05)      (4.19)             --           (0.29)          (0.29)
---------------------------------------------------------------------------------------------------------------------------------

RS INTERNET AGE FUND(R)
Year Ended 12/31/05          $    7.19   $      (0.12)  $        0.69   $    0.57   $          --   $          --  $           --
Year Ended 12/31/04               6.58          (0.13)           0.74        0.61              --              --              --
Year Ended 12/31/03               3.27          (0.07)           3.38        3.31              --              --              --
Year Ended 12/31/02               5.76          (0.08)          (2.41)      (2.49)             --              --              --
Year Ended 12/31/01               6.53          (0.05)          (0.72)      (0.77)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------

                                                                                              Net Ratio    Gross Ratio
                                              Net Asset                    Net Assets,      of Expenses    of Expenses
                                             Value, End        Total            End of       to Average     to Average
                                              of Period       Return     Period (000s)     Net Assets 2     Net Assets
RS DIVERSIFIED GROWTH
Year Ended 12/31/05                          $    22.33        (1.59)%   $     385,878            1.63%          1.64%
Year Ended 12/31/04                               22.69         1.48%          953,811            1.58%          1.62%
Year Ended 12/31/03                               22.36        57.91%        1,089,598            1.48%          1.63%
Year Ended 12/31/02                               14.16       (39.12)%         570,814            1.50%          1.69%
Year Ended 12/31/01                               23.26         1.88%          853,309            1.52%          1.71%
----------------------------------------------------------------------------------------------------------------------

RS EMERGING GROWTH
Year Ended 12/31/05                          $    32.58         0.68%    $     930,296            1.54%          1.54%
Year Ended 12/31/04                               32.36        15.16%        1,399,778            1.59%          1.61%
Year Ended 12/31/03                               28.10        46.74%        1,613,299            1.49%          1.61%
Year Ended 12/31/02                               19.15       (40.16)%       1,307,774            1.53%          1.68%
Year Ended 12/31/01                               32.00       (27.31)%       2,473,783            1.37%          1.59%
----------------------------------------------------------------------------------------------------------------------

RS GROWTH
Year Ended 12/31/05                          $    15.85        11.32%    $     206,737            1.37%          1.37%
Year Ended 12/31/04                               16.66        11.95%          217,505            1.49%          1.69%
Year Ended 12/31/03                               17.32        44.24%          223,726            1.58%          1.65%
Year Ended 12/31/02                               12.37       (27.53)%         170,431            1.62%          1.67%
Year Ended 12/31/01                               17.07       (20.43)%         297,613            1.60%          1.61%
----------------------------------------------------------------------------------------------------------------------

THE INFORMATION AGE FUND(R)
Year Ended 12/31/05                          $    16.35         2.06%    $      89,985            1.62%          1.62%
Year Ended 12/31/04                               16.02         7.30%          132,451            1.62%          1.64%
Year Ended 12/31/03                               14.93        97.75%          241,956            1.57%          1.67%
Year Ended 12/31/02                                7.55       (48.04)%          50,354            1.74%          1.80%
Year Ended 12/31/01                               14.53       (22.11)%         125,099            1.67%          1.70%
----------------------------------------------------------------------------------------------------------------------

RS INTERNET AGE FUND(R)
Year Ended 12/31/05                          $     7.76         7.93%    $      85,206            1.69%          1.69%
Year Ended 12/31/04                                7.19         9.27%          106,367            1.70%          1.72%
Year Ended 12/31/03                                6.58       101.22%          125,968            1.82%          1.95%
Year Ended 12/31/02                                3.27       (43.23)%          35,059            2.08%          2.31%
Year Ended 12/31/01                                5.76       (11.79)%          69,069            1.85%          2.16%
----------------------------------------------------------------------------------------------------------------------

                                                 Net Ratio of       Gross Ratio of
                                               Net Investment       Net Investment    Portfolio
                                             Income/(Loss) to     Income/(Loss) to     Turnover
                                         Average Net Assets 2   Average Net Assets         Rate
RS DIVERSIFIED GROWTH
Year Ended 12/31/05                                   (1.25)%              (1.26)%         184%
Year Ended 12/31/04                                   (1.23)%              (1.27)%         230%
Year Ended 12/31/03                                   (0.92)%              (1.07)%         305%
Year Ended 12/31/02                                   (1.11)%              (1.30)%         223%
Year Ended 12/31/01                                   (1.03)%              (1.22)%         255%
-----------------------------------------------------------------------------------------------

RS EMERGING GROWTH
Year Ended 12/31/05                                   (1.32)%              (1.32)%          95%
Year Ended 12/31/04                                   (1.47)%              (1.49)%         156%
Year Ended 12/31/03                                   (1.39)%              (1.51)%         190%
Year Ended 12/31/02                                   (1.35)%              (1.50)%         166%
Year Ended 12/31/01                                   (0.79)%              (1.01)%         148%
-----------------------------------------------------------------------------------------------

RS GROWTH
Year Ended 12/31/05                                   (0.19)%              (0.19)%         159%
Year Ended 12/31/04                                   (0.55)%              (0.75)%         163%
Year Ended 12/31/03                                   (0.81)%              (0.88)%         262%
Year Ended 12/31/02                                   (0.87)%              (0.92)%         346%
Year Ended 12/31/01                                   (0.96)%              (0.97)%         172%
-----------------------------------------------------------------------------------------------

THE INFORMATION AGE FUND(R)
Year Ended 12/31/05                                   (1.54)%              (1.54)%         141%
Year Ended 12/31/04                                   (1.47)%              (1.49)%         143%
Year Ended 12/31/03                                   (1.52)%              (1.62)%         194%
Year Ended 12/31/02                                   (1.59)%              (1.65)%         219%
Year Ended 12/31/01                                   (0.87)%              (0.90)%         318%
-----------------------------------------------------------------------------------------------

RS INTERNET AGE FUND(R)
Year Ended 12/31/05                                   (1.60)%              (1.60)%         129%
Year Ended 12/31/04                                   (1.67)%              (1.69)%         139%
Year Ended 12/31/03                                   (1.77)%              (1.90)%         208%
Year Ended 12/31/02                                   (1.96)%              (2.19)%         203%
Year Ended 12/31/01                                   (0.81)%              (1.12)%         315%
-----------------------------------------------------------------------------------------------

                                  See notes to Financial Highlights on page 123.
      The accompanying notes are an integral part of these financial statements.


120 | CALL 1-800-766-FUND                            WWW.RSINVESTMENTS.COM | 121

FINANCIAL INFORMATION

                                Net Asset                                             Distributions   Distributions
                                   Value,            Net    Net Realized                   From Net        From Net
                                Beginning     Investment  and Unrealized       Total     Investment        Realized          Total
                                of Period  Income/(Loss)     Gain/(Loss)  Operations         Income   Capital Gains  Distributions
RS MIDCAP OPPORTUNITIES
Year Ended 12/31/05             $   12.18  $      (0.09)  $        1.25   $    1.16  $          --   $          --   $         --
Year Ended 12/31/04                 10.84         (0.08)           1.42        1.34             --              --             --
Year Ended 12/31/03                  7.30         (0.06)           3.60        3.54             --              --             --
Year Ended 12/31/02                  9.92         (0.06)          (2.56)      (2.62)            --              --             --
Year Ended 12/31/01                 11.65          0.10           (1.73)      (1.63)         (0.10)             --          (0.10)
----------------------------------------------------------------------------------------------------------------------------------

RS SMALLER COMPANY GROWTH
Year Ended 12/31/05             $   22.57  $      (0.22)  $        1.78   $    1.56  $          --   $       (3.02)  $      (3.02)
Year Ended 12/31/04                 20.58         (0.28)           3.39        3.11             --           (1.12)         (1.12)
Year Ended 12/31/03                 12.79         (0.23)           8.02        7.79             --              --             --
Year Ended 12/31/02                 21.78         (0.20)          (8.30)      (8.50)            --           (0.49)         (0.49)
Year Ended 12/31/01                 20.69         (0.21)           1.90        1.69             --           (0.60)         (0.60)
----------------------------------------------------------------------------------------------------------------------------------

RS GLOBAL NATURAL RESOURCES
Year Ended 12/31/05             $   24.72  $       0.32   $       10.14   $   10.46  $       (0.69)  $       (1.84)  $      (2.53)
Year Ended 12/31/04                 19.23         (0.02)           6.58        6.56          (0.04)          (1.03)         (1.07)
Year Ended 12/31/03                 13.53         (0.01)           5.71        5.70             --              --             --
Year Ended 12/31/02                 11.56         (0.06)           2.03        1.97             --              --             --
Year Ended 12/31/01                 11.49         (0.09)           0.16        0.07             --              --             --
----------------------------------------------------------------------------------------------------------------------------------

RS INVESTORS
Period Ended 12/31/05 1         $   10.00  $      (0.01)  $        0.45   $    0.44  $          --   $          --   $         --
----------------------------------------------------------------------------------------------------------------------------------

RS PARTNERS
Year Ended 12/31/05             $   34.77  $         --   $        4.17   $    4.17  $          --   $       (5.93)  $      (5.93)
Year Ended 12/31/04                 27.70         (0.14)           8.89        8.75             --           (1.68)         (1.68)
Year Ended 12/31/03                 17.82          0.06           11.54       11.60          (0.02)          (1.70)         (1.72)
Year Ended 12/31/02                 17.67         (0.11)           0.33        0.22             --           (0.07)         (0.07)
Year Ended 12/31/01                 15.72          0.04            2.57        2.61             --           (0.66)         (0.66)
----------------------------------------------------------------------------------------------------------------------------------

RS VALUE
Year Ended 12/31/05             $   21.99  $       0.03   $        2.54   $    2.57  $       (0.01)  $          --   $      (0.01)
Year Ended 12/31/04                 17.03         (0.09)           5.08        4.99          (0.03)             --          (0.03)
Year Ended 12/31/03                 10.26          0.04            6.73        6.77             --              --             --
Year Ended 12/31/02                 10.12         (0.05)           0.19        0.14             --              --             --
Year Ended 12/31/01                 11.03         (0.07)          (0.84)      (0.91)            --              --             --
----------------------------------------------------------------------------------------------------------------------------------

                                                                          Net Ratio   Gross Ratio       Net Ratio of
                               Net Asset                Net Assets,     of Expenses   of Expenses     Net Investment
                              Value, End      Total          End of      to Average    to Average   Income/(Loss) to
                               of Period     Return   Period (000s)    Net Assets 2    Net Assets        Average Net
                                                                                                            Assets 2
RS MIDCAP OPPORTUNITIES
Year Ended 12/31/05           $    13.34      9.52%   $     218,771           1.34%         1.39%            (0.77)%
Year Ended 12/31/04                12.18     12.36%         208,554           1.49%         1.64%            (0.88)%
Year Ended 12/31/03                10.84     48.49%         141,147           1.53%         1.63%            (0.76)%
Year Ended 12/31/02                 7.30   (26.41)%          88,507           1.53%         1.67%            (0.60)%
Year Ended 12/31/01                 9.92   (14.01)%         156,326           1.47%         1.67%             0.87%
--------------------------------------------------------------------------------------------------------------------

RS SMALLER COMPANY GROWTH
Year Ended 12/31/05           $    21.11      6.74%   $     242,129           1.55%         1.56%            (1.20)%
Year Ended 12/31/04                22.57     15.38%         213,767           1.59%         1.60%            (1.31)%
Year Ended 12/31/03                20.58     60.91%         200,147           1.73%         1.83%            (1.57)%
Year Ended 12/31/02                12.79   (39.07)%         109,341           1.81%         1.95%            (1.52)%
Year Ended 12/31/01                21.78      8.31%         116,490           1.66%         1.97%            (1.10)%
--------------------------------------------------------------------------------------------------------------------

RS GLOBAL NATURAL RESOURCES
Year Ended 12/31/05           $    32.65     42.23%   $   1,715,182           1.49%         1.56%             0.95%
Year Ended 12/31/04                24.72     34.43%         628,512           1.50%         1.59%            (0.18)%
Year Ended 12/31/03                19.23     42.13%         142,476           1.69%         1.76%            (0.13)%
Year Ended 12/31/02                13.53     17.04%          38,763           1.77%         1.86%            (0.55)%
Year Ended 12/31/01                11.56      0.61%          21,777           1.86%         1.97%            (0.58)%
--------------------------------------------------------------------------------------------------------------------

RS INVESTORS
Period Ended 12/31/05 1       $    10.44      4.40%   $      49,463           3.74%         3.77%            (1.66)%
--------------------------------------------------------------------------------------------------------------------

RS PARTNERS
Year Ended 12/31/05           $    33.01    11.94%    $   2,164,407           1.48%         1.52%               --%
Year Ended 12/31/04                34.77    31.81%        2,044,457           1.49%         1.64%            (0.59)%
Year Ended 12/31/03                27.70    65.63%          852,615           1.54%         1.60%             0.27%
Year Ended 12/31/02                17.82     1.23%          113,467           1.88%         1.97%            (0.90)%
Year Ended 12/31/01                17.67    16.72%           71,567           1.88%         2.04%            (0.07)%
--------------------------------------------------------------------------------------------------------------------

RS VALUE
Year Ended 12/31/05           $    24.55     11.67%   $   1,596,317           1.39%         1.39%            (0.15)%
Year Ended 12/31/04                21.99     29.31%         628,586           1.49%         1.63%            (0.65)%
Year Ended 12/31/03                17.03     65.98%         373,791           1.54%         1.69%             0.54%
Year Ended 12/31/02                10.26      1.38%          57,916           1.67%         1.74%            (0.40)%
Year Ended 12/31/01                10.12    (8.25)%          66,934           2.22%         2.26%            (0.59)%
--------------------------------------------------------------------------------------------------------------------

                                  Gross Ratio of
                                  Net Investment   Portfolio
                                Income/(Loss) to    Turnover
                              Average Net Assets        Rate
RS MIDCAP OPPORTUNITIES
Year Ended 12/31/05                      (0.82)%        207%
Year Ended 12/31/04                      (1.03)%        184%
Year Ended 12/31/03                      (0.86)%        253%
Year Ended 12/31/02                      (0.74)%        401%
Year Ended 12/31/01                       0.67%         409%
------------------------------------------------------------

RS SMALLER COMPANY GROWTH
Year Ended 12/31/05                      (1.21)%        122%
Year Ended 12/31/04                      (1.32)%        163%
Year Ended 12/31/03                      (1.67)%        220%
Year Ended 12/31/02                      (1.66)%        128%
Year Ended 12/31/01                      (1.41)%        167%
------------------------------------------------------------

RS GLOBAL NATURAL RESOURCES
Year Ended 12/31/05                       0.88%          62%
Year Ended 12/31/04                      (0.27)%         97%
Year Ended 12/31/03                      (0.20)%        117%
Year Ended 12/31/02                      (0.64)%        159%
Year Ended 12/31/01                      (0.69)%        167%
------------------------------------------------------------

RS INVESTORS
Period Ended 12/31/05 1                  (1.69)%          5%
------------------------------------------------------------

RS PARTNERS
Year Ended 12/31/05                      (0.04)%         77%
Year Ended 12/31/04                      (0.74)%        108%
Year Ended 12/31/03                       0.21%          97%
Year Ended 12/31/02                      (0.99)%        166%
Year Ended 12/31/01                      (0.23)%        198%
------------------------------------------------------------

RS VALUE
Year Ended 12/31/05                      (0.15)%         83%
Year Ended 12/31/04                      (0.79)%        147%
Year Ended 12/31/03                       0.39%         129%
Year Ended 12/31/02                      (0.47)%        125%
Year Ended 12/31/01                      (0.63)%        131%
------------------------------------------------------------

Distributions reflect actual per-share amounts distributed for the period.

1 RS Investors Fund shares were first issued on November 15, 2005. Ratios for the period ended December 31, 2005, have been annualized, except for total return and portfolio turnover rate.

2 Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and offsets for securities lending fees.

                                  See notes to Financial Highlights on page 123.
      The accompanying notes are an integral part of these financial statements.


122 | CALL 1-800-766-FUND                            WWW.RSINVESTMENTS.COM | 123

NOTES TO FINANCIAL STATEMENTS

The RS Mutual Funds (each a "Fund," collectively the "Funds") are series of RS Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Trust currently offers 11 portfolios. All of the Funds are registered as diversified funds, other than RS Investors Fund and RS Partners Fund which are registered as nondiversified funds. Each Fund consists of a single class of shares. RS Investors Fund commenced operations on November 15, 2005.

NOTE 1 SIGNIFICANT ACCOUNTING POLICIES

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. INVESTMENT VALUATIONS Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the New York Stock Exchange prior to when each Fund's net asset value is next determined.

Securities whose values have been materially affected by events occurring before the Funds' valuation time but after the close of the securities' principal exchange or market, may be fair valued using methods approved by the Board of Trustees. Examples of such events may include, but are not limited to, (i) EVENTS RELATING TO A PARTICULAR ISSUER, such as announcements of significant corporate actions; corporate announcements with respect to earnings; corporate announcements relating to new product offerings, product recalls, and other product-related news; regulatory news such as government approvals; news regarding allegations or announcements of governmental or regulatory investigations or sanctions against the issuer; news regarding principal officers or the issuer's labor resources; news relating to natural disasters affecting the issuer's operations; and events relating to significant litigation involving the issuer, as well as (ii) EVENTS RELATING TO MULTIPLE ISSUERS OR A PARTICULAR SECURITIES MARKET OR SECTOR, such as governmental actions that affect securities in a particular sector, country or region in a particular way; natural disasters, armed conflicts or terrorist events that affect a particular country or region; and evidence of significant fluctuations in a particular securities market between the close of the securities' principal exchange or market and the Funds' valuation time. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday, the values of a Fund's investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Securities for which market quotations are not readily available are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees. Certain securities held by a Fund may be restricted as to resale. In cases where securities of the same class are publicly traded, the restricted securities are valued based on the market value of the publicly traded securities, subject to discounts at levels approved by the Trustees. Other restricted securities are initially valued at cost. The securities may be revalued periodically based on, among other things, the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, prices at which the issuer subsequently issues the same or comparable securities, prices at which the same or comparable securities are sold, and any other event that could have a significant impact on the value of the security. The approximate percentages of the Funds'


124 | CALL 1-800-766-FUND
investments valued using these guidelines and procedures at December 31, 2005, were as follows:

--------------------------------------------------------------------------------
Fund                         Percentage  Fund                         Percentage

RS Diversified Growth               --%  RS Smaller Company Growth           --%
--------------------------------------------------------------------------------
RS Emerging Growth                  --%  RS Global Natural Resources       0.45%
--------------------------------------------------------------------------------
RS Growth                           --%  RS Investors                        --%
--------------------------------------------------------------------------------
The Information Age Fund(R)         --%  RS Partners                         --%
--------------------------------------------------------------------------------
RS Internet Age Fund(R)             --%  RS Value                          3.13%
--------------------------------------------------------------------------------
RS MidCap Opportunities             --%
--------------------------------------------------------------------------------

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

B. FEDERAL INCOME TAXES The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

C. SECURITIES TRANSACTIONS Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

D. FOREIGN CURRENCY TRANSLATION The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rates quoted at the close of the New York Stock Exchange on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

E. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

F. EXPENSES Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust, based on relative net assets.

G. ORGANIZATIONAL EXPENSES Organizational expenses are accounted for on an accrual basis and expensed in the period incurred. These organizational expenses include offering, administration and legal costs.

H. DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Dividends to shareholders are recorded on the ex-dividend date.

I. CAPITAL ACCOUNTS Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

J. TEMPORARY BORROWINGS All Funds within the Trust share in a $50 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund's Statement of Additional Information or the Prospectus.

-----------------------------------------------------------------------
                                     Amount                     Average
                                Outstanding        Average     Interest
Fund                            at 12/31/05     Borrowing*     Rate (%)
-----------------------------------------------------------------------
RS Diversified Growth           $        --     $   92,897         3.75
-----------------------------------------------------------------------
RS Emerging Growth                       --             --           --
-----------------------------------------------------------------------
RS Growth                                --          3,997         3.38
-----------------------------------------------------------------------
The Information Age Fund(R)              --         27,115         3.37
-----------------------------------------------------------------------
RS Internet Age Fund(R)                  --         34,207         3.14
-----------------------------------------------------------------------
RS MidCap Opportunities                  --             --           --
-----------------------------------------------------------------------
RS Smaller Company Growth                --             --           --
-----------------------------------------------------------------------
RS Global Natural Resources              --             --           --
-----------------------------------------------------------------------
RS Investors                             --             --           --
-----------------------------------------------------------------------
RS Partners                              --             --           --
-----------------------------------------------------------------------
RS Value                                 --             --           --
-----------------------------------------------------------------------

* For the year ended December 31, 2005.

                                                     WWW.RSINVESTMENTS.COM | 125

NOTES TO FINANCIAL STATEMENTS

NOTE 2 CAPITAL SHARES

A. TRANSACTIONS The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds are shown in detail in the STATEMENT OF CHANGES IN NET ASSETS (see pages 116-119).

NOTE 3 TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES AND EXPENSE LIMITATION Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Funds pay RS Investment Management, L.P. ("RS Investments"), an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below:

--------------------------------------------------------------------------------
                                                                      Investment
Fund                                                               Advisory Fees

RS Diversified Growth                                                      1.00%
--------------------------------------------------------------------------------
RS Emerging Growth                                                         0.95%
--------------------------------------------------------------------------------
RS Growth                                                                  0.80%
--------------------------------------------------------------------------------
The Information Age Fund(R)                                                1.00%
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                                    1.00%
--------------------------------------------------------------------------------
RS MidCap Opportunities                                                    0.85%
--------------------------------------------------------------------------------
RS Smaller Company Growth                                                  1.00%
--------------------------------------------------------------------------------
RS Global Natural Resources                                                1.00%
--------------------------------------------------------------------------------
RS Investors                                                               1.00%
--------------------------------------------------------------------------------
RS Partners                                                                1.00%
--------------------------------------------------------------------------------
RS Value                                                                   0.85%
--------------------------------------------------------------------------------

RS Investments has agreed that, through December 31, 2009, it will not receive annual investment advisory fees from certain Funds in excess of the rate set forth below.

--------------------------------------------------------------------------------

Fund                                                                        Rate

RS Diversified Growth                                                      0.99%
--------------------------------------------------------------------------------
RS MidCap Opportunities                                                    0.80%
--------------------------------------------------------------------------------
RS Smaller Company Growth                                                  0.99%
--------------------------------------------------------------------------------

In addition, expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2006, which provides that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds' total annual fund operating expenses from exceeding the following rates:

--------------------------------------------------------------------------------
                                                                         Expense
Fund                                                                  Limitation

RS Growth                                                                  1.49%
--------------------------------------------------------------------------------
RS MidCap Opportunities                                                    1.49%
--------------------------------------------------------------------------------
RS Global Natural Resources                                                1.49%
--------------------------------------------------------------------------------
RS Partners                                                                1.49%
--------------------------------------------------------------------------------
RS Value                                                                   1.49%
--------------------------------------------------------------------------------

RS Investments does not intend to recoup any waived advisory fees from a prior year under expense limitations then in effect for certain Funds.

B. COMPENSATION OF TRUSTEES AND OFFICERS Trustees and officers of the Funds who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds. Trustees of the Funds who are not interested persons of RS Investments, as defined in the 1940 Act, received compensation and reimbursement of expenses for the year ended December 31, 2005. Collectively the disinterested Trustees received compensation in the amount of $228,000 for the year ended December 31, 2005. During the year ended December 31, 2005, RS Investments reimbursed the Trust for certain additional compensation paid and expenses reimbursed to a Trustee in the amount of $16,379. Such amounts are included as expense waiver by adviser in the STATEMENT OF OPERATIONS (see pages 114-115).

Under a Deferred Compensation Plan (the "Plan") adopted May 6, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund's deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund's liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees' fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.


126 | CALL 1-800-766-FUND

C. DISTRIBUTION FEES PFPC Distributors, Inc. ("PFPC"), a nonaffiliate of RS Investments, is the Funds' distributor. The Funds have entered into an agreement with PFPC for distribution services with respect to their shares and have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds' Board of Trustees. Under the Plan, PFPC is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund, at an annual rate of 0.25% of the Fund's average daily net assets. RS Investments or its affiliates provide certain services in respect of the promotion of the Funds' shares and are compensated by PFPC for those services. In addition to payments under the Distribution Plan, the Funds reimburse PFPC Distributors and RS Investments for payments PFPC Distributors and RS Investments make to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

D. AFFILIATED ISSUERS If a Fund owns 5% or more of the outstanding voting securities of an issuer, the Fund's investment represents an investment in an affiliate as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the year ended December 31, 2005, is listed below.

AFFILIATED ISSUERS
(see Note 3d)

                                                                                               Number of
                                                    Number of Shares                         Shares Held
                                                   Held at Beginning      Gross       Gross       at End
Fund               Issuer                                  of Period  Additions  Reductions    of Period      Income          Value
RS Diversified     eCOST.com, Inc.                                --  1,261,095   1,261,095           --  $       --  $           *
Growth             PC Mall, Inc.                             555,410    208,500     763,910           --          --              *
                   Viewpoint Corp.                         2,922,470         --   2,922,470           --          --              *
                   Website Pros Inc.                              --    341,460          --      341,460          --              *
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  --             --
-----------------------------------------------------------------------------------------------------------------------------------

RS Global Natural
Resources          Anderson Energy Ltd.                           --  3,194,400          --    3,194,400          --     21,296,916
                   Basic Energy Services, Inc.                    --  1,712,590          --    1,712,590          --     34,166,170
                   Clear Energy, Inc.                      2,526,200  1,209,800          --    3,736,000          --     17,033,679
                   Minefinders Corp. Ltd.                  2,143,400    341,600   1,329,700    1,155,300          --              *
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  --     72,496,765
-----------------------------------------------------------------------------------------------------------------------------------

RS Partners        ADVO, Inc.                                     --  1,859,150          --    1,859,150     455,227     52,390,847
                   Affirmative Insurance
                     Holdings, Inc.                          860,300         --     860,300           --      24,234              *
                   BioMed Realty Trust, Inc.               1,818,000         --     561,600    1,256,400   1,508,544              *
                   Blockbuster, Inc. Class B                      --  4,181,180   4,181,180           --     156,052              *
                   Coinstar, Inc.                                 --  1,716,861          --    1,716,861          --     39,195,937
                   Commercial Vehicle Group, Inc.            764,500  1,170,100          --    1,934,600          --     36,331,788
                   Digital Realty Trust, Inc.              1,565,000         --   1,565,000           --     883,440              *
                   DoubleClick, Inc.                       6,535,000         --   6,535,000           --          --              *
                   Gevity HR, Inc.                         1,401,100  1,048,700   2,449,800           --     463,377              *
                   John H. Harland Co.                     1,396,000    150,340     211,810    1,334,530     700,332              *
                   Kellwood Co.                            1,472,000         --   1,472,000           --     117,760              *
                   The Gymboree Corp.                      1,790,700         --   1,790,700           --          --              *
                   Triarc Cos., Inc., Class B              3,807,000  2,193,000          --    6,000,000   1,910,220     89,100,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           6,219,186    217,018,572
-----------------------------------------------------------------------------------------------------------------------------------

*Issuer is not an affiliated issuer at December 31, 2005.

                                                     WWW.RSINVESTMENTS.COM | 127

NOTES TO FINANCIAL STATEMENTS

NOTE 4 FEDERAL INCOME TAXES

A. DISTRIBUTIONS TO SHAREHOLDERS The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004, was as follows:

--------------------------------------------------------------------------------
                                                             2005           2004
                                                         Ordinary       Ordinary
                                                           Income         Income
Fund                                                        Total          Total

RS Diversified Growth                                $         --   $         --
--------------------------------------------------------------------------------
RS Emerging Growth                                             --             --
--------------------------------------------------------------------------------
RS Growth                                               9,920,697     15,430,917
--------------------------------------------------------------------------------
The Information Age Fund(R)                                    --             --
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                        --             --
--------------------------------------------------------------------------------
RS MidCap Opportunities                                        --             --
--------------------------------------------------------------------------------
RS Smaller Company Growth                               7,283,307      2,174,142
--------------------------------------------------------------------------------
RS Global Natural Resources                           103,654,670     12,900,544
--------------------------------------------------------------------------------
RS Investors                                                   --             --
--------------------------------------------------------------------------------
RS Partners                                           175,064,592     52,099,417
--------------------------------------------------------------------------------
RS Value                                                  421,935        783,299
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             2005           2004
                                                        Long-Term      Long-Term
                                                     Capital Gain   Capital Gain
Fund                                                        Total          Total

RS Diversified Growth                                $         --   $         --
--------------------------------------------------------------------------------
RS Emerging Growth                                             --             --
--------------------------------------------------------------------------------
RS Growth                                              20,864,016     14,917,433
--------------------------------------------------------------------------------
The Information Age Fund(R)                                    --             --
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                        --             --
--------------------------------------------------------------------------------
RS MidCap Opportunities                                        --             --
--------------------------------------------------------------------------------
RS Smaller Company Growth                              22,403,743      7,942,976
--------------------------------------------------------------------------------
RS Global Natural Resources                            18,718,315     12,111,720
--------------------------------------------------------------------------------
RS Investors                                                   --             --
--------------------------------------------------------------------------------
RS Partners                                           159,255,714     42,527,258
--------------------------------------------------------------------------------
RS Value                                                       --             --
--------------------------------------------------------------------------------

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2005.

--------------------------------------------------------------------------------
                                                Undistributed      Undistributed
                                                     Ordinary          Long-Term
Fund                                                   Income              Gains

RS Diversified Growth                           $          --      $          --
--------------------------------------------------------------------------------
RS Emerging Growth                                         --                 --
--------------------------------------------------------------------------------
RS Growth                                           6,038,410          1,727,155
--------------------------------------------------------------------------------
The Information Age Fund(R)                                --            413,315
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                    --                 --
--------------------------------------------------------------------------------
RS MidCap Opportunities                                    --                 --
--------------------------------------------------------------------------------
RS Smaller Company Growth                             184,776          2,881,302
--------------------------------------------------------------------------------
RS Global Natural Resources                        21,913,504         11,405,236
--------------------------------------------------------------------------------
RS Investors                                               --                 --
--------------------------------------------------------------------------------
RS Partners                                         2,154,220                 --
--------------------------------------------------------------------------------
RS Value                                           13,152,942                 --
--------------------------------------------------------------------------------

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

-------------------------------------------------------------------------------------------------
CAPITAL LOSS CARRYOVERS
(see Note 4a)                                              Expiring
                             --------------------------------------------------------------------
Fund                                2007        2008          2009           2010           Total
RS Diversified Growth        $        --  $       --  $         --   $169,986,552  $  169,986,552
-------------------------------------------------------------------------------------------------
RS Emerging Growth                    --          --   780,754,572    722,212,997   1,502,967,569
-------------------------------------------------------------------------------------------------
RS Growth                             --          --            --             --              --
-------------------------------------------------------------------------------------------------
The Information Age Fund(R)           --          --            --             --              --
-------------------------------------------------------------------------------------------------
RS Internet Age Fund(R)               --          --   109,836,334     17,305,520     127,141,854
-------------------------------------------------------------------------------------------------
RS MidCap Opportunities               --          --            --     10,245,770      10,245,770
-------------------------------------------------------------------------------------------------
RS Smaller Company Growth             --          --            --             --              --
-------------------------------------------------------------------------------------------------
RS Global Natural Resources           --          --            --             --              --
-------------------------------------------------------------------------------------------------
RS Investors                          --          --            --             --              --
-------------------------------------------------------------------------------------------------
RS Partners                           --          --            --             --              --
-------------------------------------------------------------------------------------------------
RS Value                      11,137,662   9,344,761     7,190,816             --      27,673,239
-------------------------------------------------------------------------------------------------


128 | CALL 1-800-766-FUND

See the chart on the previous page for capital loss carryovers available to the Funds at December 31, 2005.

During the year ended December 31, 2005, the Funds utilized capital loss carry-overs as follows:

--------------------------------------------------------------------------------
Fund

RS Diversified Growth                                               $ 96,272,181
--------------------------------------------------------------------------------
RS Emerging Growth                                                   152,193,356
--------------------------------------------------------------------------------
RS Growth                                                                     --
--------------------------------------------------------------------------------
The Information Age Fund(R)                                           19,586,003
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                               17,292,338
--------------------------------------------------------------------------------
RS MidCap Opportunities                                               24,308,306
--------------------------------------------------------------------------------
RS Smaller Company Growth                                                     --
--------------------------------------------------------------------------------
RS Global Natural Resources                                                   --
--------------------------------------------------------------------------------
RS Investors                                                                  --
--------------------------------------------------------------------------------
RS Partners                                                              239,252
--------------------------------------------------------------------------------
RS Value                                                              25,878,290
--------------------------------------------------------------------------------

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2005, the Funds elected to defer net capital and currency losses as follows:

--------------------------------------------------------------------------------
Fund

RS Diversified Growth                                                $        --
--------------------------------------------------------------------------------
RS Emerging Growth                                                            --
--------------------------------------------------------------------------------
RS Growth                                                                     --
--------------------------------------------------------------------------------
The Information Age Fund(R)                                                   --
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                                       --
--------------------------------------------------------------------------------
RS MidCap Opportunities                                                       --
--------------------------------------------------------------------------------
RS Smaller Company Growth                                                     --
--------------------------------------------------------------------------------
RS Global Natural Resources                                                   --
--------------------------------------------------------------------------------
RS Investors                                                              11,844
--------------------------------------------------------------------------------
RS Partners                                                           30,905,504
--------------------------------------------------------------------------------
RS Value                                                               4,683,456
--------------------------------------------------------------------------------

B. TAX BASIS OF INVESTMENTS The cost of investments for federal income tax purposes at December 31, 2005, for each Fund is listed in the chart below. The net unrealized appreciation on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart.

---------------------------------------------------------------------------------------------------------------------
TAX COST OF INVESTMENTS
(see Note 4b)

                                                    Net Unrealized Appreciation   Gross Unrealized   Gross Unrealized
Fund                          Cost of Investments                on Investments       Appreciation       Depreciation
RS Diversified Growth         $       364,540,265   $                36,789,961   $     54,828,033   $     18,038,072
---------------------------------------------------------------------------------------------------------------------
RS Emerging Growth                    752,976,213                   182,347,635        202,069,359         19,721,724
---------------------------------------------------------------------------------------------------------------------
RS Growth                             177,587,683                    29,093,765         30,965,066          1,871,301
---------------------------------------------------------------------------------------------------------------------
The Information Age Fund(R)            72,979,273                    18,043,849         20,781,386          2,737,537
---------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund(R)                66,098,319                    19,873,327         21,638,123          1,764,796
---------------------------------------------------------------------------------------------------------------------
RS MidCap Opportunities               192,327,492                    26,425,358         31,294,708          4,869,350
---------------------------------------------------------------------------------------------------------------------
RS Smaller Company Growth             201,323,950                    41,294,811         44,597,332          3,302,521
---------------------------------------------------------------------------------------------------------------------
RS Global Natural Resources         1,341,812,830                   362,396,519        386,878,380         24,481,861
---------------------------------------------------------------------------------------------------------------------
RS Investors                           46,450,582                     1,067,203          1,529,160            461,957
---------------------------------------------------------------------------------------------------------------------
RS Partners                         1,621,766,850                   403,871,879        436,993,456         33,121,577
---------------------------------------------------------------------------------------------------------------------
RS Value                            1,381,367,627                   185,652,695        205,773,827         20,121,132
---------------------------------------------------------------------------------------------------------------------

                                                     WWW.RSINVESTMENTS.COM | 129

NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES
(see Note 5c)

                                                                             Acquisition   % of Funds'
Fund                Security            Shares          Cost         Value          Date    Net Assets
------------------------------------------------------------------------------------------------------
RS Global Natural   Ivanhoe Nickel                                              4/27/97-
Resources            & Platinum Ltd.   203,624   $   784,997   $ 1,018,120        5/7/98
------------------------------------------------------------------------------------------------------
                                                     784,997     1,018,120                       0.06%
------------------------------------------------------------------------------------------------------
RS Value            Ivanhoe Nickel                                              4/25/97-
                     & Platinum Ltd.   698,422     2,837,501     3,492,110        5/7/98
------------------------------------------------------------------------------------------------------
                                                   2,837,501     3,492,110                       0.22%
------------------------------------------------------------------------------------------------------

NOTE 5 INVESTMENTS

A. INVESTMENT PURCHASES AND SALES The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) at December 31, 2005, were as follows:

--------------------------------------------------------------------------------
                                          Cost of Investments      Proceeds from
Fund                                                Purchased   Investments Sold

--------------------------------------------------------------------------------
RS Diversified Growth                     $     1,164,502,930   $  1,692,716,563
--------------------------------------------------------------------------------
RS Emerging Growth                                984,344,360      1,420,770,600
--------------------------------------------------------------------------------
RS Growth                                         319,447,914        355,301,571
--------------------------------------------------------------------------------
The Information Age Fund(R)                       134,007,293        176,280,309
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                           103,456,070        131,033,206
--------------------------------------------------------------------------------
RS Midcap Opportunities                           406,619,045        417,011,782
--------------------------------------------------------------------------------
RS Smaller Company                                258,996,390        246,933,667
--------------------------------------------------------------------------------
RS Global Natural                               1,237,319,704        640,544,040
--------------------------------------------------------------------------------
RS Investors                                       42,495,075          1,103,604
--------------------------------------------------------------------------------
RS Partners                                     1,331,188,034      1,502,766,291
--------------------------------------------------------------------------------
RS Value                                        1,538,280,609        780,952,602
--------------------------------------------------------------------------------

B. FOREIGN SECURITIES Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

C. RESTRICTED SECURITIES A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees as outlined in Note 1a, paragraph 2. See table above for restricted securities held at December 31, 2005.

NOTE 6 INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 7 LEGAL MATTERS

On October 6, 2004, RS Investments entered into settlement agreements with the Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General (the "NYAG"). The settlement agreements relate to certain investors' frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RS Investments consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it.

A copy of the SEC Order is available on the SEC's Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG's Web site at www.oag.state.ny.us.

RS Investments, and not the RS Funds, will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by individuals) and associated legal fees relating to these regulatory proceedings.


130 | CALL 1-800-766-FUND

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United
States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint has been filed. The consolidated complaint includes RS Investments, the Trust, and certain current or former Trustees, sub-advisers, employees, and officers of the Trust or RS Investments as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that Fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated sections 34(b), 36(a), 36(b), and 48(a) of the Investment Company Act of 1940 and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, sections 11 and 12(a)(2) of the Securities Act of 1933 and section 10(b) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in the Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. As to some other RS defendants, the Court deferred until a later time any ruling on the claims arising under sections 10(b), 20(a), 36(b), and 48(a).

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

                                                     WWW.RSINVESTMENTS.COM | 131

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF RS INVESTMENT TRUST

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Diversified Growth Fund, RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund(R), RS Internet Age Fund(R), RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, and RS Value Fund (each constituting a series of the RS Investment Trust and hereafter referred to as the "Funds") at December 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 10, 2006


132 | CALL 1-800-766-FUND

TAX DESIGNATION - UNAUDITED

In accordance with the Internal Revenue Code, the Funds are making the following designation (unaudited):

QUALIFYING DIVIDEND INCOME:

--------------------------------------------------------------------------------
RS Growth Fund                                                      $  2,034,915
--------------------------------------------------------------------------------
RS Smaller Company Growth Fund                                           263,264
--------------------------------------------------------------------------------
RS Global Natural Resources Fund                                      22,073,935
--------------------------------------------------------------------------------
RS Partners Fund                                                      17,019,745
--------------------------------------------------------------------------------
RS Value Fund                                                            421,935
--------------------------------------------------------------------------------

                                                     WWW.RSINVESTMENTS.COM | 133

SUPPLEMENTAL INFORMATION - UNAUDITED

2005 ANNUAL APPROVAL OF ADVISORY AGREEMENT

The Advisory Agreement is subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the 1940 Act) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or RS Investments. The Advisory Agreement is terminable with respect to a Fund by RS Investments, the Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days' written notice and will terminate automatically in the event of its assignment.

The Advisory Agreement also provides that RS Investments may, at its own expense, delegate certain of its responsibilities under the Agreement to sub-advisors for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund. The Trustees met in early February 2005 to consider the continuation of the Advisory Agreement for the following year. At that meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by independent counsel, with whom they had separate discussions on a number of occasions. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed most of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreement were reasonable with respect to each Fund.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of considerations. For example, RS Investments believes that its investment professionals are among the most talented managers in their respective asset classes. A relatively high level of compensation is required to attract and to retain those investment professionals, especially in light of other employment opportunities (for example, within the hedge fund industry) available to those professionals. RS Investments makes the services of those investment professionals available to the Funds for fees that are generally lower than investors would pay for comparable services provided through a hedge fund vehicle. RS Investments noted that it does not attempt to be a low-cost provider of investment services to the Funds; rather it makes available to the Funds what it believes to be a very highly qualified and successful group of investment managers in the small- and mid-cap equity strategies in exchange for fees that provide attractive compensation to the firm's investment management personnel (through salary and bonus and, in many cases, through increases in the value of indirect ownership interests in RS Investments).

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments' fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The data showed that RS Investments charges fees within the range of comparable mutual funds, with half the Funds below the median for their respective peer groups (after giving effect to expense limitations currently in effect and expected to be in effect for the coming year). Those Funds with advisory fees above the median were not within the top quartile after giving effect to the most recently agreed and scheduled advisory fee reductions, with only one Fund (RS Global Natural Resources Fund) within the top quartile (but still below the top decile) upon the expiration on April 30, 2005, of the then current expense limitation for that Fund (which has been renewed through April 30, 2006).


134 | CALL 1-800-766-FUND

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In some cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account's fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments reviewed with the Trustees the reasons for the differences between the fees charged to the Funds and to those accounts. They explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the Funds as a whole and each of RS Investments' other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2004, and an estimate for the year ending December 31, 2005. The profitability level of each Fund was within a range of approximately 7% between the most profitable Fund and the least profitable Fund. Forecasts for 2005 reflected a similar range. The profitability range for these Funds as a whole was within about 4% of the profitability of the separate account advisory business, not including RS Investments' subadvisory business, which has a lower profit margin due to the reduced fees it receives in respect of that business. Representatives of RS Investments stated that they believed the higher profit margin relating to the firm's services to the Funds is justified by the higher risk and responsibilities associated with that business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. RS Investments noted that the increased profit realized by the firm as the Funds grow enables it to devote greater resources to the management of the Funds, as well as to provide financial incentives for the portfolio managers, analysts, and other personnel who in many cases have alternative employment and business opportunities
available  to  them.  RS  Investments   noted  that  no  material   increase  in
profitability with respect to the Funds is forecast for 2005, but rather a slight decrease with respect to several Funds. In addition, RS Investments noted that investment professionals at RS Investments would likely expect increases in their compensation over time as the Funds grow, and that implementation of break-points would have the effect reducing those increases and potentially making management of the Funds a less attractive opportunity to those professionals than managing other types of investment vehicles.

RS Investments noted that certain investment styles, such as small-cap and some mid-cap strategies, do not readily benefit from economies of scale because of the limited ability to increase the size of a Fund's investments in certain portfolio holdings. Instead, larger Funds in those styles must often generate and monitor a greater number of potential and actual investments, requiring RS Investments to increase investment resources dedicated to those Funds.

The Trustees reviewed detailed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer

                                                     WWW.RSINVESTMENTS.COM | 135
groups of mutual funds prepared by the independent Morningstar and Lipper organizations with respect to various periods. That information includes the relative rankings of the Funds compared to peer funds during various periods. None of the Funds was shown in that data to have substantially lagged behind all peer mutual funds and indexes for all relevant periods. Many of the Funds enjoyed favorable absolute and comparative performance for various periods.

In the case of RS Diversified Growth Fund, the Trustees noted that the Fund had achieved favorable absolute and relative performance over various periods, although the Fund's performance in recent periods had been less favorable. They discussed with RS Investments management steps the portfolio management team was taking to improve performance and potentially to lessen volatility in future periods.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds' portfolio management teams and of RS Investments' senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund over the life of the Fund and in recent periods.

The Trustees also considered the fact that RS Investments and its affiliates receive research and other similar services from many of the broker-dealers with which it places the Funds' (as well as other RS Investments clients') portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit that RS Investments and its affiliates benefit from such services in that (1) the services are of value to RS Investments and its affiliates in advising RS Investments' clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees concluded that these "soft dollar" relationships' benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following:

-- addition of four analysts in 2004 (one of whom was promoted to portfolio manager in 2005), resulting in two new professionals in each of the Value and Growth Groups;

--    the  closing  or   transition   into   liquidation   of  RS   Investments'
      performance-fee based hedge funds, permitting portfolio management teams to focus their attentions on the Funds;

-- implementing steps to encourage communication of investment ideas among the various portfolio management teams at RS Investments;

-- implementing annual audits of RS Investments and initiating a SAS 70 review of RS Investments' operations;

-- devoting substantial additional resources and personnel to RS Investments' compliance and legal infrastructure;

--    enhancing  the  trading   functions  at  RS  Investments,   including  the
      dedication of a compliance professional to monitor trading compliance and the implementation of a new state-of-the-art trading system;

-- implementation of comprehensive compliance policies and procedures, and retention of a compliance consultant for a supplemental compliance review.

After considering all of the information described above, including the Chief Compliance Officer's written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreement, including the advisory fees proposed in connection with that continuation.


136 | CALL 1-800-766-FUND

APPROVAL OF ADVISORY AGREEMENT FOR RS INVESTORS FUND

The Trustees met in August 2005 to consider the approval of the Advisory Agreement for RS Investors Fund, a new series of the Trust. At that meeting, the Trustees considered a number of factors in determining to approve the Advisory Agreement. The Trustees considered information presented to them over time or at prior meetings or otherwise available to them generally as Trustees, both as to the services and capabilities of RS Investments generally and of the RS Value Group specifically, which would be responsible for making investment decisions for the RS Investors Fund. In their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by independent counsel with whom they had the opportunity to meet separately from representatives of RS Investments to discuss the proposed Advisory Agreement.

The Trustees considered the fees to be charged by RS Investments to RS Investors Fund under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to RS Investors Fund reflect a number of considerations. For example, RS Investments believes that its investment professionals are among the most talented managers in their respective asset classes. A relatively high level of compensation is required to attract and to retain those investment professionals, especially in light of other employment opportunities (for example, within the hedge fund industry) available to those professionals. RS Investments makes the services of those investment professionals available to the Funds of the Trust for fees that are generally lower than investors would pay for comparable services provided through a hedge fund vehicle. RS Investments noted that it does not attempt to be a low-cost provider of investment services to the Funds; rather it makes available to the Funds what it believes to be a very highly qualified and successful group of investment managers in the small- and mid-cap equity strategies in exchange for fees that provide attractive compensation to the firm's investment management personnel (through salary and bonus and, in many cases, through increases in the value of indirect ownership interests in RS Investments). RS Investments noted generally the very favorable investment returns in recent years of the other mutual funds managed by the Value Group.

RS Investments furnished information to the Trustees compiled by the independent Morningstar organization showing a comparison of the proposed fee rate for the RS Investors Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The data showed that the RS Investors Fund's advisory fee rate and projected expense ratio each were above the median for the RS Investors Fund's peer group, but not within the top quartile.

The Trustees considered information provided by RS Investments as to fees charged by RS Investments to clients other than the RS Investors Fund generally, including the likely fees to be charged by RS Investments to institutional separate accounts managed according to the same investment style. RS Investments reported that it anticipates charging those accounts fees at the same rate as the RS Investors Fund on assets up to a specified level, and then lower rates on additional assets, but noted that, in some cases, an account's fee rate may be lower at all levels than that of the RS Investors Fund. Representatives of RS Investments reviewed with the Trustees the reasons for the differences between the fees to be charged to the RS Investors Fund and to those accounts. They explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the Funds of the Trust as a whole (excluding RS Investors Fund, which will commence operations on or after the date of the Prospectus) and each of RS Investments' other categories of advisory clients, respectively. That information showed the substantial costs of

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

SUPPLEMENTAL INFORMATION - UNAUDITED (Continued)

providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to each currently operating Fund for the year ended December 31, 2004, and an estimate for the year ending December 31, 2005. The profitability level of each Fund was within a range of approximately 7% between the most profitable Fund and the least profitable Fund. Forecasts for 2005 reflected a similar range. The profitability range for these Funds as a whole was within about 4% of the profitability of the separate account advisory business, not including RS Investments' subad-visory business, which has a lower profit margin due to the reduced fees it receives in respect of that business. Representatives of RS Investments stated that they believed the higher profit margin relating to the firm's services to the Funds is justified by the higher risk and responsibilities associated with that business.

The Trustees considered whether economies of scale would likely be realized as the RS Investors Fund grows and whether a reduction in the advisory fees paid by the RS Investors Fund by means of breakpoints would be appropriate. RS Investments noted that it expects that the RS Investors Fund will remain relatively quite small for the foreseeable future, making it unlikely that the RS Investors Fund will achieve substantial economies of scale. On this basis, the Trustees concluded that implementation of breakpoints at this time would not necessarily be appropriate.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds' portfolio management teams and of RS Investments' senior management, and the time and attention to be devoted by each to the Funds. Because the RS Investors Fund had not commenced operations, it did not have a performance record, but the Trustees noted the favorable investment return experienced in recent years by other mutual funds managed by the Value Group.

The Trustees also considered the fact that RS Investments and its affiliates receive research and other similar services from many of the broker-dealers with which it will place the RS Investors Fund's (as well as other RS Investments clients') portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered that RS Investments and its affiliates will benefit from such services in that (1) the services are of value to RS Investments and its affiliates in advising RS Investments' clients (including the RS Investors Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees concluded that these "soft dollar" relationships' benefit to RS Investments was reasonable and that the RS Investors Fund also will benefit from them.

The Trustees also considered generally the commitment of RS Investments to developing its own detailed investment research and analysis; the firm's resources committed to the legal and compliance functions; and other steps RS Investments had taken in recent periods to enhance the quality of the services provided to the RS mutual funds generally, and concluded that those were important factors favoring approval of the proposed Agreement.

After  considering  all  of  the  information   described  above,  the  Trustees
unanimously voted to approve the Advisory Agreement, including the proposed advisory fees.

MEETING OF SHAREHOLDERS

At a special meeting of shareholders of the Trust, held on December 6, 2005, the following action was taken:

Proposal 1 To elect Trustees:

Nominee                                            Votes For      Votes Withheld
--------------------------------------------------------------------------------

Leonard B. Auerbach                             218,730,232.885    1,950,978.106
Jerome S. Contro                                218,711,599.550    1,969,611.441
John W. Glynn, Jr.                              218,691,900.113    1,989,310.878
Michael G. McCaffery                            218,677,043.993    2,004,166.998


138 | CALL 1-800-766-FUND

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                                                     WWW.RSINVESTMENTS.COM | 139

SUPPLEMENTAL INFORMATION - UNAUDITED

TRUSTEES AND OFFICERS INFORMATION TABLE

                                                                                           Number of Portfolios
                                           Term of Office**                                in Fund complex
Name, Address,*       Position(s) Held     and Length of        Principal Occupation(s)    Overseen by          Other Directorships
and Age               with Trust           Time Served          During Past 5 Years        Trustee              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES & PRINCIPAL OFFICERS:

Terry R. Otton+       President,           President and        CEO and CFO (prior to      N/A                  N/A
51 years old          Principal            Principal Executive  September 2005, Co-CEO,
                      Executive Officer,   Officer since        COO, and CFO) RS
                      Treasurer,           September 2005;      Investments; Formerly,
                      Principal Financial  Co-President         Managing Director, Putnam
                      and Accounting       and Co-Principal     Lovell NBF Group Inc., an
                      Officer              Executive Officer,   investment banking firm.
                                           November 2004-
                                           September 2005;
                                           Treasurer and
                                           Principal Financial
                                           and Accounting
                                           Officer since May
                                           2004

Michael G. McCaffery+ Trustee              Since May 2002       President and CEO,         11                   Director, KBHome
52 years old                                                    Stanford Management                             Director, Thomas
                                                                Company, an investment                          Weisel Partners
                                                                management firm; Formerly,                      Group, Inc.
                                                                Chairman and CEO,                               (a broker-dealer
                                                                Robertson, Stephens                             through which the
                                                                & Company, Inc., an                             Funds effect
                                                                investment banking firm.                        transactions)

Benjamin L. Douglas+  Vice President,      Vice President and   General Counsel, RS        N/A                  N/A
39 years old          Secretary and        Secretary since      Investments; Formerly,
                      Chief Legal          February 2004;       Vice President and Senior
                      Officer              CLO since            Counsel, Charles Schwab
                                           August 2004          Investment Management,
                                                                Inc., an investment
                                                                management firm.

John J. Sanders, Jr.+ Chief Compliance     SVP since            Chief Compliance Officer,  N/A                  N/A
60 years old          Officer, Senior      November 2004;       RS Investments; Formerly,
                      Vice President,      CCO since            Chief Compliance Officer
                      AML Compliance       August 2004;         and co-COO, Husic
                      Officer              AMLCO since          Capital Management,
                                           May 2004             an investment management
                                                                firm.


140 | CALL 1-800-766-FUND

                                                                                           Number of Portfolios
                                           Term of Office**                                in Fund complex
Name, Address,*       Position(s) Held     and Length of        Principal Occupations      Overseen by          Other Directorships
and Age               with Trust           Time Served          During Past 5 Years        Trustee              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES:

Leonard B. Auerbach   Trustee and          Since June 1987      Chairman and CEO, L, B,    11                   Director, Luminent
59 years old          Co-Chairman                               A&C, Inc., a consulting                         Mortgage Capital,
                                                                firm; Formerly, Managing                        Inc.
                                                                Director, President, and
                                                                CEO, AIG-CentreCapital
                                                                Group, Inc., a financial
                                                                services firm.

Jerome S. Contro      Trustee and          Since June 2001      Partner, Tango Group,      11                   Trustee, Janus Funds
49 years old          Co-Chairman                               a private investment firm.

John W. Glynn, Jr.    Trustee              Since July 1997      President, Glynn Capital   11                   N/A
65 years old                                                    Management, an investment
                                                                management firm.

* Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

** Under the Trust's Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his successor is elected or qualified, or until he sooner dies, resigns, is removed, or becomes disqualified. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

+     Interested  persons  as  defined  by the 1940  Act.

      Mr. McCaffery is an interested person because he is an affiliated person of a broker-dealer through which the Funds effect transactions.

      The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-766-FUND [3863], or on our Web site at http://www.RSinvestments.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-766-FUND [3863].

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available (i) without charge, upon request, by calling toll-free 1-800-766-FUND [3863]; (ii) on RS Investments' website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                     WWW.RSINVESTMENTS.COM | 141

ADMINISTRATION

      OFFICERS AND TRUSTEES

            TERRY R. OTTON, PRESIDENT, PRINCIPAL EXECUTIVE OFFICER, TREASURER, AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

            LEONARD B. AUERBACH, TRUSTEE AND CO-CHAIRMAN
            Chairman and CEO,
            L, B, A&C, Inc.

            JEROME S. CONTRO, TRUSTEE AND CO-CHAIRMAN
            Partner, Tango Group

            JOHN W. GLYNN JR., TRUSTEE
            President, Glynn Capital
            Management

            MICHAEL G. MCCAFFERY, TRUSTEE
            President and CEO, Stanford
            Management Company

            BENJAMIN L. DOUGLAS, SECRETARY,
            CHIEF LEGAL OFFICER, AND VICE PRESIDENT

            JOHN J. SANDERS, JR., CHIEF COMPLIANCE OFFICER AND
            SENIOR VICE PRESIDENT

      INVESTMENT ADVISER
            RS INVESTMENT MANAGEMENT, L.P.
            388 Market Street
            San Francisco, CA 94111

      DISTRIBUTOR
            PFPC DISTRIBUTORS, INC.
            760 Moore Road
            King of Prussia, PA 19406

      TRANSFER AGENT AND DISBURSING AGENT
            BOSTON FINANCIAL DATA SERVICES
            Kansas City, MO
            1-800-624-8025

      CUSTODIAN
            PFPC TRUST COMPANY
            Philadelphia, PA

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            PRICEWATERHOUSECOOPERS LLP
            San Francisco, CA

      LEGAL COUNSEL
            ROPES & GRAY LLP
            Boston, MA


142 | CALL 1-800-766-FUND

RS INVESTMENTS' SENIOR MANAGEMENT BIOGRAPHIES

[PHOTOS OMITTED]

FROM LEFT TO RIGHT:
G. RANDALL HECHT
TERRY R. OTTON
BENJAMIN L. DOUGLAS
JOHN J. SANDERS, JR.

G. RANDALL HECHT is chairman of RS Investments. He joined Robertson, Stephens & Company (RS&Co.) in June 1984 as the firm's chief financial officer and became a managing director in 1985. From 1993 to 1997, Mr. Hecht was executive vice president and chief operating officer of RS&Co. He co-founded Robertson Stephens Investment Management in 1984 and was the group head until he led an employee buyout from Bank of America in 1999. From 1997 to 1999, he was the head of investment management for Bank of America. Mr. Hecht received a B.S. in finance from the University of California at Berkeley and is a Certified Public Accountant.

TERRY R. OTTON is chief executive officer of RS Investments. He joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Mr. Otton spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS's mutual fund business in 1987, and he served as its CFO until it became an independent, employee-owned firm in 1999. Mr. Otton holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

BENJAMIN L. DOUGLAS joined RS Investments in 2003 as general counsel after nearly a decade specializing in investment management law. He joined the firm from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm to the investment management industry. Mr. Douglas holds a J.D. and an M.P.P., along with a B.A. in history, from the University of California at Berkeley.

JOHN J. SANDERS, JR. joined RS Investments in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, Mr. Sanders was the director of compliance and the co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. Mr. Sanders began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, he moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president of RS Investment Trust, reporting directly to the Fund's Board of Trustees.

                                                     WWW.RSINVESTMENTS.COM | 143

INVESTING WITH RS

There are several ways to invest with RS Funds. Please read the prospectus carefully before investing or sending money. Then, review the chart below for the investing option that you prefer:

METHOD                               TO OPEN AN ACCOUNT                          TO ADD TO AN ACCOUNT
------                               ------------------                          --------------------
                                     MINIMUM INVESTMENT AMOUNT:                  MINIMUM INVESTMENT AMOUNT:
                                     $5,000 (regular account)                    $1,000 (regular account)
                                     $1,000 (IRAs and gift/transfer-to-          $250 (IRAs and gift/transfer-to-
                                        minor accounts)                            minor accounts)
                                                                                 $100 (automatic investment plans)
------------------------------------------------------------------------------------------------------------------------
[LOGO]                               New and current investors may invest        Current  investors  may add to their
WEB                                  up  to  $50,000  online.  Click  the        investment  by  logging  into  their
WWW.RSINVESTMENTS.COM                ESTABLISH NEW ACCOUNT  button on the        account and  clicking the BUY SHARES
                                     MY ACCOUNT page.                            button.
------------------------------------------------------------------------------------------------------------------------
[LOGO]                               You   may    not    use    telephone        Once  you have  established  banking
PHONE                                transactions  for initial  purchases        information on your account, you can
1-800-766-FUND [3863]                of a Fund's shares.                         call this  number  and SPEAK  WITH A
                                                                                 SHAREHOLDER SERVICES  REPRESENTATIVE
                                                                                 live  OR go  through  OUR  AUTOMATED
                                                                                 PHONE   SYSTEM  and   proceed   with
                                                                                 purchasing  shares in the amount you
                                                                                 wish to invest.
------------------------------------------------------------------------------------------------------------------------
[LOGO]                               Send  a  COMPLETED  APPLICATION  and        Mail your check  with an  INVESTMENT
MAIL                                 CHECK MADE PAYABLE TO RS  INVESTMENT        STUB   FORM   detached   from   your
REGULAR:                             TRUST.                                      confirmation or quarterly statement.
BOSTON FINANCIAL DATA SERVICES
P.O. BOX 219717
KANSAS CITY, MO 64121-9717

OVERNIGHT:
BOSTON FINANCIAL DATA SERVICES
330 WEST NINTH STREET, FIRST FLOOR
KANSAS CITY, MO 64105-1514
------------------------------------------------------------------------------------------------------------------------
[LOGO]                               FIRST (new shareholders  only),  provide    SECOND,  instruct  your bank to wire
WIRE                                 Boston   Financial  Data  Services  with    the  specified  amount,  along  with
1-800-766-FUND [3863]                details of your wire (name,  mailing and    your  account name and number to the
                                     street address,  Social Security Number,    bank  specified  on  page  41 of the
SEE PAGE 41 OF THE PROSPECTUS FOR    birthdate,  amount being wired,  name of    Prospectus.
DETAILED INSTRUCTIONS                your  wiring  bank,  and  the  name  and
                                     telephone  number of a contact person at
                                     the  wiring  bank)  by   completing   an
                                     account   application  and  sending  via
                                     regular  mail.  No purchase of shares by
                                     wire will be  effected  until the Funds'
                                     Transfer   Agent   has   received   your
                                     completed and signed application.
------------------------------------------------------------------------------------------------------------------------

Please see pages 40-42 of the Prospectus for more detailed information.


144 | CALL 1-800-766-FUND

RS FUND INVESTMENT STYLES

SMALL-CAP GROWTH
----------------
RS DIVERSIFIED GROWTH FUND
Focusing on small-cap growth companies. Managed by John Seabern. RSDGX

RS EMERGING GROWTH FUND
Seeking to invest in America's most dynamic, growth-oriented companies. Managed by Jim Callinan. RSEGX

RS SMALLER COMPANY GROWTH FUND
Focusing on companies with market caps of $1.5 billion or less. Managed by Bill Wolfenden. RSSGX

SMALL-CAP VALUE
---------------
RS PARTNERS FUND+
A small-cap fund using a cash flow value methodology. Managed by Andy Pilara, David Kelley, and Joe Wolf. RSPFX

MID-CAP GROWTH
--------------
RS MIDCAP OPPORTUNITIES FUND
Seeking  growth  in  mid-cap   companies  while  attempting  to  moderate  risk.
Managed by John Wallace. RSMOX

MID-CAP VALUE
-------------
RS VALUE FUND
A mid-cap fund using a cash flow value methodology. Managed by Andy Pilara, David Kelley, and Joe Wolf. RSVAX

MULTI-CAP GROWTH
----------------
RS GROWTH FUND
Seeking capital appreciation for the long-term investor. Managed by John Wallace. RSGRX

MULTI-CAP VALUE
---------------
RS INVESTORS FUND
A concentrated all-cap fund focusing on under-valued companies worldwide. Managed by Andy Pilara, David Kelley, and Joe Wolf. RSINX

SECTOR
------
THE INFORMATION AGE FUND(R)
Targeting investments in the information technology sector. Managed by Steve Bishop, Wendell Laidley, and Allison Thacker. RSIFX

RS INTERNET AGE FUND(R)
Investing in companies likely to benefit from the development of the Internet. Managed by Steve Bishop, Wendell Laidley, and Allison Thacker. RIAFX

RS GLOBAL NATURAL RESOURCES FUND
Focusing primarily on companies in natural resources industries worldwide. Managed by Andy Pilara and MacKenzie Davis. RSNRX

FUND LISTINGS Our Funds are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers under the heading RS Funds.

PLEASE READ THE PROSPECTUS TO LEARN ABOUT THE FUNDS' OBJECTIVES AND INVESTMENT POLICIES AND THE SPECIAL RISKS ASSOCIATED WITH THE RS FUNDS, INCLUDING INVESTING IN SMALL AND MID-SIZED COMPANIES; OVERWEIGHTING INVESTMENTS IN CERTAIN SECTORS OR INDUSTRIES; INVESTING IN THE TECHNOLOGY SECTOR; INVESTING IN A MORE LIMITED NUMBER OF ISSUERS AND SECTORS; INVESTING INTERNATIONALLY; INVESTING IN DEBT SECURITIES; AND INVESTING IN COMPANIES IN NATURAL RESOURCES INDUSTRIES. PLEASE CONTACT RS INVESTMENTS AT 1-800-766-FUND OR VISIT WWW.RSINVESTMENTS.COM FOR CURRENT INFORMATION. AR511

+ RS PARTNERS FUND is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See "Other Information About Purchasing Shares" on page 42 of the Prospectus.

         (THE INFORMATION ON THIS PAGE IS NOT PART OF THE ANNUAL REPORT)

                                [GRAPHIC OMITTED]

388 MARKET STREET SAN FRANCISCO CA 94111  | WWW.RSINVESTMENTS.COM | CALL 1-800-766-FUND

RS | Investments


ITEM 2. CODE OF ETHICS.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that each of Leonard B. Auerbach, Jerome S. Contro, and John W. Glynn is an audit committee financial expert serving on its audit committee. Each of those individuals is "independent," as defined by this Item 3.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) - (d)

     Fees for services rendered to the registrant by its principal accountant
     ------------------------------------------------------------------------

     Fiscal year ended              Audit Fees*        Audit-Related Fees             Tax Fees*          All Other Fees*
     -----------------              -----------        ------------------             ---------          ---------------
     December 31, 2004              $414,720           $   -                          $82,080            $   -
     December 31, 2005              $455,456           $   -                          $93,285            $   -

     Fees for services rendered by the registrant's principal accountant to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

----------
* Fees are exclusive of out of pocket expenses.

     Fiscal year ended              Audit-Related Fees           Tax Fees*           All Other Fees*
     -----------------              ------------------           ---------           ---------------
     December 31, 2004              $45,000                      $35,000             $135,000
     December 31, 2005              $45,000                      $37,500             $150,000

     AUDIT-RELATED FEES represent fees billed in the registrant's last two fiscal years for services traditionally performed by the registrant's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

     TAX FEES represent fees billed in the registrant's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

     ALL OTHER FEES represent fees billed for services relating to examination of investment management controls.

  (e)(1) The registrant's Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

  (e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the registrant's audit committee pursuant to Regulation S-X Rule 2-01(c)(7)(i)(C).

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $475,990 for 2004 and $227,990 for 2005.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


----------
* Fees are exclusive of out of pocket expenses.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of this item.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive officer and principal financial officer has concluded, as of a date within 90 days of the filing date of this report, based on his evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))), required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)), that the design and operation of such procedures are effective to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.


    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 12. EXHIBITS.

    (a)(1) Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

    (a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3)   Not applicable.

    (b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) RS Investment Trust
            --------------------------------------------------------------------
By (Signature and Title)*  /s/ Terry R. Otton
                         -------------------------------------------------------
                           Terry R. Otton, President
                           (principal executive officer)

Date         March 3, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Terry R. Otton
                         -------------------------------------------------------
                           Terry R. Otton, President
                           (principal executive officer)

Date         March 3, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Terry R. Otton
                         -------------------------------------------------------
                           Terry R. Otton, Treasurer
                           (principal financial officer)

Date         March 3, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.